Filed with the U.S. Securities and Exchange Commission on January 27, 2026

1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	1187	[	X	]
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	1189	[	X	]

(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, Including Area Code) (626) 914-7363

Jeffrey T. Rauman, President
Advisors Series Trust
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
Copies to:
Rachael Schwartz, Esq.
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, New York 10020
It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 28, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box
[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 1187 to the Registration Statement of Advisors Series Trust (the “Trust”) is being filed to add the audited financial statements and certain related information for the fiscal year ended September 30, 2025 for the Trust’s series: Shenkman Capital Floating Rate High Income Fund and Shenkman Capital Short Duration High Income Fund.

SHENKMAN CAPITAL FUNDS

DISCIPLINE DRIVES PERFORMANCE®

Prospectus
January 28, 2026

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Each a series of Advisors Series Trust (the "Trust")

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND	**Class A** (SFHAX)	**Class C** (SFHCX)	**Class F** (SFHFX)	**Institutional Class** (SFHIX)
SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND	**Class A** (SCFAX)	**Class C** (SCFCX)	**Class F** (SCFFX)	**Institutional Class** (SCFIX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
Shenkman Capital Floating Rate High Income Fund (the “Floating Rate Fund” or “Fund”)
Investment Objective
The Floating Rate Fund seeks to generate a high level of current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Floating Rate Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the Prospectus. More information about these and other discounts is available from your financial professional and in the “Your Account with a Fund” section on page 31 of the Fund’s Prospectus, the “Class A Shares Sales Charge Reductions and Waivers” section beginning on page 33 of the Fund’s Prospectus, Appendix A to the Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 47 of the Fund’s Statement of Additional Information (“SAI”). In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund by certain financial intermediaries.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class F	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	1.00%	1.00%	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%		0.50%	0.50%
Distribution and Service (Rule 12b-1) Fees	0.25%		1.00%		None	None
Other Expenses (includes Shareholder Servicing Plan Fee)	0.32%	(1)	0.32%	(1)	0.32%	0.22%
Shareholder Servicing Plan Fee	0.10%		0.10%		0.10%	None
Acquired Fund Fees and Expenses	0.02%		0.02%		0.02%	0.02%
Total Annual Fund Operating Expenses(2)(3)	1.09%		1.84%		0.84%	0.74%
Less: Fee Waiver(4)	-0.18%		-0.18%		-0.18%	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver	0.91%		1.66%		0.66%	0.56%
(1)Other expenses are based on estimated amounts for the current fiscal year.
(2)Total Annual Fund Operating Expenses reflect the maximum Rule 12b-1 fee and/or Shareholder Servicing Plan fee allowed while the Expense Ratios in the Financial Highlights reflect actual expenses.
(3)Total Annual Fund Operating Expenses do not correlate to the Expense Ratios provided in the Financial Highlights section of the statutory prospectus, which reflect the actual operating expenses of the Floating Rate Fund and do not include 0.02% that is attributed to acquired fund fees and expenses (“AFFE”).

(4)Shenkman Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Floating Rate Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 0.54% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2027, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Floating Rate Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund, which are not reflected in this Example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (if you redeem your shares at the end of the period)	$390	$619	$866	$1,573
Class C (if you redeem your shares at the end of the period)	$269	$561	$979	$2,144
Class F (if you redeem your shares at the end of the period)	$67	$250	$448	$1,020
Institutional Class (if you redeem your shares at the end of the period)	$57	$218	$394	$902

Class C (if you do not redeem your shares at the end of the period)	$169	$561	$979	$2,144
Portfolio Turnover
The Floating Rate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.
Principal Investment Strategies of the Floating Rate Fund
Under normal market conditions, the Floating Rate Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing senior secured and unsecured floating rate bank loans and other floating rate instruments. The Fund seeks to provide a high level of current income through comprehensive fundamental analysis and compounding interest income. The Fund also seeks to preserve capital by avoiding defaults and minimizing both interest rate volatility and credit risk.
The loans and other instruments in which the Floating Rate Fund invests include bank loans (i.e., loan assignments and participations) to corporate borrowers, traditional corporate bonds, notes, debentures, zero-coupon bonds, collateralized loan obligations (“CLOs”) and other corporate debt instruments, and obligations of the U.S. Government and government-sponsored entities. A substantial portion of the Floating Rate Fund’s net assets may be comprised of covenant lite loans. The Fund may invest in corporate fixed-income instruments and loans of any maturity or credit quality. The Fund may invest without limit in loans, bonds or other debt obligations rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P Global Ratings (“S&P”) (i.e., “junk” bonds and loans), and may also invest without limit in Rule 144A and restricted fixed-income securities; provided, however, that the Floating Rate Fund may only invest up to 20% of its total assets in fixed-income instruments. The Fund generally invests in high yield instruments rated Caa or better by Moody’s or CCC or better by S&P, but retains the discretion to invest in even lower-rated instruments.
The Floating Rate Fund may invest up to 20% of its total assets in foreign fixed-income instruments, including those denominated in U.S. dollars, such as Yankee bonds, or other currencies, and may also invest up to 20% of its total assets in initial public offerings (“IPOs”) and other unseasoned companies. Additionally, the Fund may invest up to 15% of its total assets in convertible bonds, up to 15% of its total assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”), up to 10% of its total assets in preferred stocks, and up to 10% of its total assets in when-issued securities. The Fund may also utilize leverage of no more than 33% of the Fund’s total assets as part of the portfolio management process. Leverage is the practice of borrowing money to purchase investments, for instance, by borrowing money against a line of credit. The Fund may also create leverage by borrowing money against a margin account where the Fund’s portfolio holdings and cash serve as collateral for the loan. The Fund may also hold equity positions, particularly equity positions received as a result of a restructuring of a debt insturment held by the Fund.
The Floating Rate Fund may invest up to 100% of its net assets in high-quality, short-term debt securities and money market instruments for temporary defensive purposes.
Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Floating Rate Fund. The success of the Fund cannot be guaranteed. There are risks associated with investments in the types of instruments in which the Fund invests. These risks include:
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Bank Loan Risk. The Floating Rate Fund’s investments in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest. When the Fund is a participant in a loan, the Fund has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions involving floating rate loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
•Covenant Lite Loan Risk. Some covenant lite loans tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.
•Collateralized Loan Obligation Risk. The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.
•High Yield Risk. High yield debt obligations, including bonds and loans, rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds”) typically carry higher coupon rates than investment grade securities, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.
•Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts.
•Credit Risk. The issuers of the bonds and other debt instruments held by the Floating Rate Fund may not be able to make interest or principal payments.
•Impairment of Collateral Risk. The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Floating Rate Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.
•Interest Rate Risk. The Fund’s investments in fixed-income instruments will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio investment in fixed-rate obligations can be expected to decline. Although the value of the Fund’s investments will vary, the Fund invests primarily in floating rate instruments, which should minimize fluctuations in value as a result of changes in market interest rates. However, because floating rates on loans and other instruments only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Fund.
•Investment Risk. The Floating Rate Fund is not a complete investment program and you may lose money by investing in the Fund. The Fund invests primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Fund’s investments.
•Leverage Risk. Leverage can increase the investment returns of the Floating Rate Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.
•Liquidity Risk. Low or lack of trading volume may make it difficult to sell instruments held by the Fund at quoted market prices. The Floating Rate Fund’s investments may at any time consist of significant amounts of positions that are thinly traded or for which no market exists. For example, the investments held by the Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Fund is required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on the Fund’s performance.
•Initial Public Offering (“IPO”) and Unseasoned Company Risk.   The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
•Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risk and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
•Foreign Instruments Risk. Investments in foreign instruments involve certain risks not associated with investments in U.S. companies. Foreign instruments in the Floating Rate Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency, foreign currency exchange controls, foreign tax issues and the risks associated with less developed custody and settlement practices.
•Management Risk. The Floating Rate Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies may not work to produce the desired results. The success of the Fund is largely dependent upon the ability of the Advisor to manage the Fund and implement the Fund’s investment program. If the Fund were to lose the services of the Advisor or its senior officers, the Fund may be adversely affected. Additionally, if the Fund or any of the other accounts managed by the Advisor were to incur substantial losses or were subject to an unusually high level of redemptions or withdrawals, the revenues of the Advisor may decline substantially. Such losses and/or withdrawals may impair the Advisor’s ability to retain employees and its ability to provide the same level of service to the Fund as it has in the past and continue operations.
•Preferred Stock Risk.  Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities.  Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Floating Rate Fund to sell these bonds.

•U.S. Government Obligations Risk. Certain U.S. Government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. Government, and involve increased credit risks.
•When-Issued Instruments Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the instruments’ delivery takes place. Additionally, failure of a party to a transaction to consummate the trade may result in a loss to the Floating Rate Fund or missing an opportunity to obtain a price considered advantageous.
•Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
•Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

Performance
The following information provides some indication of the risks of investing in the Floating Rate Fund. The bar chart shows the annual total returns of the Fund’s Institutional Class from year to year. The table shows how the average annual returns for the 1-year, 5-years, 10-years and since inception periods for the Fund’s Institutional Class and Class F compare with those of broad measures of market performance and additional indices that reflect the market sectors in which the Fund invests. As of December 31, 2025, the Fund’s Class A and C shares did not commence operations. The Class F shares commenced operations March 1, 2017. The following information shows the performance for the Institutional Class and Class F shares only. The performance for the Class A and C shares would differ only to extent that the Class A and C shares have different expenses than the Institutional Class shares, such as sales charges. If sales charges were included, the returns would be lower than those shown in the bar chart. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.shenkmancapital.com/mutual-funds/ or by calling the Fund toll-free at 1‑855-SHENKMAN (1-855-743-6562).
Calendar Year Total Returns as of December 31 – Institutional Class

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	6/30/2020	8.51%
Lowest Return Quarter	3/31/2020	-12.13%

Average Annual Total Returns (for the periods ended December 31, 2025)	1 Year	5 Years	10 Years	Since Inception (10/15/2014)
Institutional Class
Return Before Taxes	5.70%	5.57%	5.10%	4.42%
Return After Taxes on Distributions	2.51%	2.87%	2.79%	2.17%
Return After Taxes on Distributions and Sale of Fund Shares	3.32%	3.08%	2.89%	2.36%
Class F(1)
Return Before Taxes	5.68%	5.55%	5.07%	4.38%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	1.83%
Morningstar® LSTA US Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	5.90%	6.42%	5.83%	5.12%
Morningstar® LSTA US B- Ratings and Above Loan Index (reflects no deduction for fees, expenses or taxes)	6.23%	6.52%	5.72%	5.17%

(1)     The Institutional Class incepted on October 15, 2014, and Class F incepted on March 1, 2017. Class F performance for the period from October 15, 2014 to March 1, 2017 reflects the performance of the Institutional Class, adjusted to reflect Class F fees and expenses.
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”) The after-tax returns are shown only for the Institutional Class; after-tax returns for Class F will vary to the extent the expenses differ. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares and provides an assumed tax deduction that benefits the investor.
Management
Investment Advisor. Shenkman Capital Management, Inc. is the Floating Rate Fund’s investment advisor.
Portfolio Managers. Mark R. Shenkman, Justin W. Slatky, David H. Lerner, Jeffrey Gallo, Jordan Barrow and Brian C. Goldberg are the co-portfolio managers primarily responsible for the day-to-day management of the Floating Rate Fund. Mr. Shenkman is President and Founder of the Advisor and has managed the Fund since its inception in October 2014. Mr. Slatky is Executive Vice President and Chief Investment Officer of the Advisor and has managed the Fund since July 2016. Mr. Lerner is Senior Vice President, President of Romark and Head of Structured Credit of the Advisor and has managed the Fund since its inception. Mr. Gallo is Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager of the Advisor and has managed the Fund since September 2015. Mr. Barrow is Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager of the Advisor and has managed the Fund since July 2022. Mr. Goldberg is Senior Vice President, Director of Private Credit Origination and Co-Head of Capital Markets of the Advisor and has managed the Fund since September 2018.
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Floating Rate Fund shares on any business day by written request via mail (Shenkman Capital Floating Rate High Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1‑855-SHENKMAN (1-855-743-6562), or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A, Class C and Class F
Regular Accounts	$1,000	$100
Retirement Accounts	$1,000	$100
Class F Only
Merrill Lynch Private Bank Customers	$250	None
Institutional Class
All Accounts	$1 million	$100,000

Tax Information
The Floating Rate Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Floating Rate Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION
Shenkman Capital Short Duration High Income Fund (the “Short Duration Fund” or “Fund”)
Investment Objective
The Short Duration Fund seeks to generate a high level of current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Short Duration Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the Prospectus. More information about these and other discounts is available from your financial professional and in the “Your Account with a Fund” section on page 31 of the Fund’s Prospectus, the “Class A Shares Sales Charge Reductions and Waivers” section beginning on page 33 of the Fund’s Prospectus, Appendix A to the Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 47 of the Fund’s Statement of Additional Information (“SAI”). In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund by certain financial intermediaries.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class F	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	1.00%	1.00%	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (includes Shareholder Servicing Plan Fee)	0.21%	0.21%	0.21%	0.11%
Shareholder Servicing Plan Fee	0.10%	0.10%	0.10%	None
Total Annual Fund Operating Expenses(1)	1.01%	1.76%	0.76%	0.66%
Less: Fee Waiver(2)	-0.01%	-0.01%	-0.01%	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	1.75%	0.75%	0.65%
(1)Total Annual Fund Operating Expenses reflect the maximum Rule 12b-1 fee and/or Shareholder Servicing Plan fee allowed while the Expense Ratios in the Financial Highlights reflect actual expenses.
(2)Shenkman Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Short Duration Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 0.65% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2027, and may be terminated only by the Trust’s Board of

Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Short Duration Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund, which are not reflected in this Example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (if you redeem your shares at the end of the period)	$399	$611	$840	$1,498
Class C (if you redeem your shares at the end of the period)	$278	$553	$953	$2,072
Class F (if you redeem your shares at the end of the period)	$77	$242	$421	$941
Institutional Class (if you redeem your shares at the end of the period)	$66	$210	$367	$822

Class C (if you do not redeem your shares at the end of the period)	$178	$553	$953	$2,072
Portfolio Turnover
The Short Duration Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies of the Short Duration Fund
Under normal market conditions, the Short Duration Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing fixed-income securities, bank loans and other instruments issued by companies that are rated below investment grade (i.e., “junk” bonds and loans). The Fund considers below investment grade instruments to include instruments with ratings lower than BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or that are not rated or considered by the Advisor to be equivalent to high yield instruments. The Fund generally invests in high yield instruments rated CCC or better by S&P or Caa or better by Moody’s, but retains the discretion to invest in even lower rated instruments.
The income-producing securities, bank loans and other instruments in which the Short Duration Fund invests include traditional corporate bonds, U.S. Government obligations and bank loans to corporate borrowers, and may have fixed, floating or variable rates. The Fund typically focuses on instruments that have short durations (i.e., have an expected redemption through maturity, call or other corporate action within three years or less from the time of purchase). The Fund will seek to maintain a dollar-weighted average portfolio duration of approximately three years or less. Duration is a measure of a debt instrument’s price sensitivity to yield. Higher duration indicates debt instruments that are more sensitive to interest rate changes. Bonds with shorter duration are typically less sensitive to interest rate changes. Duration takes into account a debt instrument’s cash flows over time, including the possibility that a debt instrument might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.

The Short Duration Fund may invest up to 20% of its total assets in foreign fixed-income instruments, including those denominated in U.S. dollars, such as Yankee bonds, or other currencies, and may also invest without limit in Rule 144A fixed-income securities. Additionally, the Fund may invest up to 15% of its total assets in convertible bonds, and up to 10% of its total assets in preferred stocks. The Fund may also utilize leverage of no more than 33% of the Fund’s total assets as part of the portfolio management process. Leverage is the practice of borrowing money to purchase investments, for instance, by borrowing money against a line of credit. The Fund may also create leverage by borrowing money against a margin account where the Fund’s portfolio holdings and cash serve as collateral for the loan. Additionally, from time to time the Fund may hold equity positions, particularly equity positions received as a result of a restructuring of a debt instrument held by the Fund.
The Short Duration Fund may invest up to 100% of its net assets in high-quality, short-term debt securities and money market instruments for temporary defensive purposes.
Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Short Duration Fund. The success of the Fund cannot be guaranteed. There are risks associated with investments in the types of instruments in which the Fund invests. These risks include:
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•High Yield Risk. High yield debt obligations, including bonds and loans, rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds”) typically carry higher coupon rates than investment grade securities, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.
•Bank Loan Risk. The Short Duration Fund’s investments in secured and unsecured assignments of (or participations in) bank loans may create substantial risk.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers the Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged for payment of principal and interest. When the Fund is a participant in a loan, the Fund has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions involving floating rate loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
•Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.
•Credit Risk. The issuers of the bonds and other debt securities held by the Short Duration Fund may not be able to make interest or principal payments.
•Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risk and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
•Impairment of Collateral Risk. The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Short Duration Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.
•Interest Rate Risk. The Fund’s investments in fixed-income instruments will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio investment in fixed-rate obligations can be expected to decline. Although the value of the Fund’s investments will vary, the fluctuations in value of the Fund’s investments in floating rate instruments should be minimized as a result of changes in market interest rates. However, because floating rates on loans and other instruments only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Fund.
•Investment Risk. The Short Duration Fund is not a complete investment program and you may lose money by investing in the Fund. The Fund invests primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Fund’s investments.
•Liquidity Risk. Low or lack of trading volume may make it difficult to sell instruments held by the Fund at quoted market prices. The Short Duration Fund’s investments may at any time consist of significant amounts of positions that are thinly traded or for which no market exists. For example, the investments held by the Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Fund is required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on the Fund’s performance.
•Leverage Risk. Leverage can increase the investment returns of the Short Duration Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.
•Initial Public Offering (“IPO”) and Unseasoned Company Risk.   The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
•Foreign Instruments Risk. Investments in foreign instruments involve certain risks not associated with investments in U.S. companies. Foreign instruments in the Short Duration Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency, foreign currency exchange controls, foreign tax issues and the risks associated with less developed custody and settlement practices.
•Management Risk. The Short Duration Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies might not work to produce the desired results. The success of the Fund is largely dependent upon the ability of the Advisor to manage the Fund and implement the Fund’s investment program. If the Fund were to lose the services of the Advisor or its senior officers, the Fund may be adversely affected. Additionally, if the Fund or any of the other accounts managed by the Advisor were to incur substantial losses or were subject to an unusually high level of redemptions or withdrawals, the revenues of the Advisor may decline substantially. Such losses and/or withdrawals may impair the Advisor’s ability to retain employees and its ability to provide the same level of service to the Fund as it has in the past and continue operations.
•Preferred Stock Risk.  Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities.  Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Short Duration Fund to sell these bonds.
•When-Issued Instruments Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the instruments’ delivery takes place. Additionally, failure of a party to a transaction to consummate the trade may result in a loss to the Floating Rate Fund or missing an opportunity to obtain a price considered advantageous.
•Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
•U.S. Government Obligations Risk. Certain U.S. Government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. Government and involve increased credit risks.
Performance
The following information provides some indication of the risks of investing in the Short Duration Fund. The bar chart shows the annual total returns of the Fund’s Institutional Class shares from year to year and does not reflect the sales charges applicable to Class A and Class C. If sales charges were included, the returns would be lower than those shown in the bar chart. The table shows how the Fund’s Institutional Class, Class A (reflecting the sales charges), Class C (reflecting the sales charges) and Class F average annual returns for 1-year, 5-years, 10-years and since inception periods compare with those of broad measures of market performance and additional indices that reflect the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.shenkmancapital.com/mutual-funds/ or by calling the Fund toll-free at 1‑855-SHENKMAN (1-855-743-6562).
Calendar Year Total Returns as of December 31 – Institutional Class

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	6/30/2020	4.27%
Lowest Return Quarter	3/31/2020	-5.15%

Average Annual Total Returns (for the periods ended December 31, 2025)	1 Year	5 Years	10 Years	Since Inception (10/31/2012)
Institutional Class
Return Before Taxes	7.02%	4.46%	4.27%	3.89%
Return After Taxes on Distributions	4.62%	2.49%	2.55%	2.22%
Return After Taxes on Distributions and Sale of Fund Shares	4.11%	2.55%	2.52%	2.23%
Class A
Return Before Taxes	3.51%	3.50%	3.62%	3.31%
Class C(1)
Return Before Taxes	4.92%	3.38%	3.17%	2.79%
Class F(2)
Return Before Taxes	6.94%	4.38%	4.19%	3.79%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	1.85%
ICE BofA 0-3 Year U.S. Treasury Index (G1QA) (reflects no deduction for fees, expenses or taxes)	4.86%	2.20%	1.97%	1.59%
ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index (H42C) (reflects no deduction for fees, expenses or taxes)	6.58%	4.92%	4.54%	4.26%

(1)    The Institutional Class incepted on October 31, 2012, and Class C incepted on January 28, 2014. Class C performance for the period from October 31, 2012 to January 28, 2014, reflects the performance of the Institutional Class, adjusted to reflect Class C fees and expenses.
(2)     The Institutional Class incepted on October 31, 2012, and Class F incepted on May 17, 2013. Class F performance for the period from October 31, 2012 to May 17, 2013, reflects the performance of the Institutional Class, adjusted to reflect Class F fees and expenses.
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”). The after-tax returns are shown only for the Institutional Class; after-tax returns for Class A, Class C and Class F will vary to the extent each class has different expenses. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares and provides an assumed tax deduction that benefits the investor.
Management
Investment Advisor. Shenkman Capital Management, Inc. is the Fund’s investment advisor.
Portfolio Managers. Mark R. Shenkman, Justin W. Slatky, Jordan Barrow, Jeffrey Gallo, Nicholas Sarchese and Neil Wechsler are the co-portfolio managers primarily responsible for the day-to-day management of the Short Duration Fund. Mr. Shenkman is President and Founder of the Advisor and has managed the Fund since its inception in October 2012. Mr. Slatky is Executive Vice President and Chief Investment Officer of the Advisor and has managed the Fund since July 2016. Mr. Barrow is Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager of the Advisor and has managed the Fund since December 2019. Mr. Gallo is Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager of the Advisor and has managed the Fund since July 2022. Mr. Sarchese is Senior Vice President and Portfolio Manager of the Advisor and has managed the Fund since its inception. Mr. Wechsler is Senior Vice President, Senior Credit Analyst and Portfolio Manager and has managed the Fund since July 2019.
Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Short Duration Fund shares on any business day by written request via mail (Shenkman Capital Short Duration High Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1‑855-SHENKMAN (1-855-743-6562), or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly.
The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A, Class C and Class F
Regular Accounts	$1,000	$100
Retirement Accounts	$1,000	$100
Class F Only
Merrill Lynch Private Bank Customers	$250	None
Institutional Class
All Accounts	$1 million	$100,000

Tax Information
The Short Duration Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Short Duration Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Floating Rate Fund
Under normal market conditions, the Floating Rate Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing senior secured and unsecured floating rate bank loans and other floating rate instruments. This 80% investment policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund seeks to provide a high level of current income through comprehensive fundamental analysis and compounding interest income and to preserve capital by avoiding defaults and minimizing both interest rate volatility and credit risk.
The loans and other instruments in which the Floating Rate Fund invests include bank loans (i.e., loan assignments and participations) to corporate borrowers, traditional corporate bonds, notes, debentures, zero-coupon bonds, CLOs and other corporate debt instruments, and obligations of the U.S. Government and government-sponsored entities. A substantial portion of the Floating Rate Fund’s net assets may be comprised of covenant lite loans. The Fund may invest in corporate fixed-income securities and loans of any maturity or credit quality. The Fund may invest without limit in loans, bonds or other debt obligations rated lower than Baa by Moody’s or BBB by S&P (i.e., “junk” bonds and loans), and may also invest without limit in Rule 144A and restricted fixed-income securities; provided, however, that the Floating Rate Fund may only invest up to 20% of its total assets in fixed-income instruments. The Fund generally invests in high yield instruments rated Caa or better by Moody’s or CCC or better by S&P, but retains the discretion to invest in even lower-rated instruments.
The Floating Rate Fund may invest up to 20% of its total assets in foreign fixed-income instruments, including those denominated in U.S. dollars, such as Yankee bonds, or other currencies, and may also invest up to 20% of its total assets in IPOs and other unseasoned companies. Additionally, the Fund may invest up to 15% of its total assets in convertible bonds, up to 15% of its total assets in other investment companies, including mutual funds and ETFs, up to 10% of its total assets in preferred stocks, and up to 10% of its total assets in when-issued securities. The Floating Rate Fund may also utilize leverage of no more than 33% of the Fund’s total assets as part of the portfolio management process. Leverage is the practice of borrowing money to purchase investments, for instance, by borrowing money against a line of credit. The Fund may also create leverage by borrowing money against a margin account where the Fund’s portfolio holdings and cash serve as collateral for the loan. The Fund may also hold equity positions, particularly equity positions received as a result of a restructuring of a debt instrument held by the Fund.
Short Duration Fund
Under normal market conditions, the Short Duration Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing fixed-income securities, bank loans and other instruments issued by companies that are rated below investment grade (i.e., “junk” bonds and loans). This 80% investment policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund considers below investment grade instruments to include instruments with ratings lower than BBB- by S&P or Baa3 by Moody’s, or that are not rated or considered by the Advisor to be equivalent to high yield instruments. The Fund generally invests in high yield instruments rated CCC or better by S&P or Caa or better by Moody’s but retains the discretion to invest in even lower rated instruments.
The income-producing securities, bank loans and other instruments in which the Short Duration Fund expects to invest include traditional corporate bonds, U.S. Government obligations and bank loans to corporate borrowers, and may have fixed, floating or variable rates. The Fund typically focuses on instruments that have short durations (i.e., have an expected redemption through maturity, call or other corporate action within three years or less from the time of purchase). The Fund will seek to maintain a dollar-weighted average portfolio duration of approximately three years or less. The Fund may invest up to 20% of its total assets in foreign fixed-income instruments, including those denominated in U.S. dollars, such as Yankee bonds, or other currencies, and may also invest without limit in Rule 144A fixed-income securities. Additionally, the Fund may invest up to 15% of its total assets in convertible bonds, and up to 10% of its total assets in preferred stocks. The Fund may also utilize leverage of no more than

33% of the Fund’s total assets as part of the portfolio management process. Leverage is the practice of borrowing money to purchase investments, for instance, by borrowing money against a line of credit. The Fund may also create leverage by borrowing money against a margin account where the Fund’s portfolio holdings and cash serve as collateral for the loan. Additionally, from time to time the Fund may hold equity positions, particularly equity positions received as a result of a restructuring of a debt instrument held by the Fund.
Duration is a measure of a debt instrument’s price sensitivity to yield. Higher duration indicates debt instruments that are more sensitive to interest rate changes. Bonds with shorter duration are typically less sensitive to interest rate changes. For example, if a bond has a duration of 5 years, a 1% rise in interest rates would result in a 5% decline in value. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in value. Duration takes into account a debt instrument’s cash flows over time including the possibility that a debt instrument might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond’s maturity and its duration. A 5% coupon bond having a ten-year maturity will have a duration of approximately 7.8 years. Similarly, a 5% coupon bond having a three-year maturity will have a duration of approximately 2.8 years.
Principal Investment Strategies Applicable to Both Funds
In selecting each Fund’s investments, the Advisor will employ a multi-faceted, “bottom up” investment approach that utilizes certain proprietary analytical tools developed by the Advisor in connection with its analysis of debt instruments. These tools include: (1) Quadrant Analysis, and (2) C.Scope®. The Advisor believes these tools are integral in assessing the potential risk of each investment. These tools also assist the Advisor in identifying companies that it believes are likely to have the ability to meet their interest and principal payments on their debt instruments.
The Advisor’s “Quadrant Analysis” is predicated on its belief that the high yield market is comprised of four distinct sectors (or “Quadrants”), each of which represents the degree of credit risk associated with an investment. The Advisor generally assigns a “Quadrant” to each investment based upon the amount of debt the company has outstanding and its ability to generate cash flow. The Advisor allocates investments among the four Quadrants based upon its outlook for risk in the economy and the high yield market. The C.Scope® tool is a numerical scoring system that ranks a proposed investment based on certain criteria, including the company’s financial condition, management and industry ranking. Investments made by the Advisor with respect to a Fund are categorized into a Quadrant and assigned a C.Scope® score.
The Advisor’s investment philosophy is predicated on the following principles:
•Drive performance through a combination of compounding interest income and maintaining a low default rate;
•Protect capital by minimizing losses when credit fundamentals deteriorate;
•Base investment decisions on in-depth, bottom-up fundamental credit analysis;
•Diversify portfolios by issuer, industry and security type;
•Meet or communicate directly with the issuer’s senior management;
•Monitor credits on a systematic basis;
•Deliberate credit issues among the investment team;
•Avoid or de-emphasize industries with historically high default rates; and
•Avoid or de-emphasize small, illiquid issues.
The Advisor believes that good investment ideas are the result of the careful collection and synthesis of information about each issuer and a disciplined investment process. Investment candidates are analyzed in depth at a variety of risk levels. Investments are not made on the basis of one single factor. Rather, investments are made based on the careful consideration of a variety of factors, including:
•Analyses of business risks (including leverage and technology risk) and macro risks (including interest rate trends, capital market conditions and default rates);
•Assessment of the industry’s attractiveness and competitiveness;
•Evaluation of the business, including core strengths and competitive weaknesses;
•Qualitative evaluation of the management team, including, where possible, in-person meetings or conference calls with key managers; and
•Quantitative analyses of the company’s financial statements.
The Advisor’s longstanding investment philosophy integrates environmental, social and governance (“ESG”) factors into its overall credit research process. As part of its investment process, the Advisor seeks to consider all meaningful risks or opportunities that may have an impact on a company’s future prospects, operating performance or valuation, including those related to ESG. Such risks and opportunities include the company’s ability to (i) effectively manage any potential environmental issues; (ii) operate with the highest levels of integrity and social responsibility, and (iii) exhibit good governance practices.  Management engagement and capital markets dialogue are critical to the Advisor’s assessment.  ESG factors are not stand-alone considerations in the Advisor’s investment process, but are instead woven into the process in the following ways:
•The Advisor’s analysts typically speak to and evaluate the quality of management before any investment. The Advisor’s proprietary management checklist is designed to evaluate governance and management integrity;
•The Advisor’s proprietary risk assessment checklist seeks to quantify both quantitative and qualitative risk factors;
•Key risk factors quantified by the Advisor’s analysts are often important ESG variables to consider;
•The Advisor’s proprietary financial models seek to quantify the impact of many ESG risk factors; and
•The Advisor’s proprietary C. Scope® score aims to assess all risk factors, including those related to ESG, that can impact credit quality.

The Advisor’s ESG checklist pulls together all the factors listed above and is used to understand the overall creditworthiness of an investment.
Credit reviews are required in the Advisor’s traditional strategies through the identification of four red flags. The four red flags that require Portfolio Manager review are Fundamental Risk (based on a decline in our proprietary C.Scope® score), Quantitative Risk (based on a change to a lower Quadrant using our proprietary Quadrant analysis), Price Risk (based on a specified percentage decline in market price), and Management Risk (based on a change to management’s stated strategic direction or failure to make good on promises). The Advisor views this process as a critical tool in recognizing changing creditworthiness early within its portfolios.
Temporary Defensive Investment Strategies
For temporary defensive purposes in response to adverse market, economic, political or other conditions, the Advisor may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective.  Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.
Principal Risks of Investing in a Fund
Each Fund’s investment objective described in the respective Summary Sections is non-fundamental and may be changed without shareholder approval upon 60 days’ written notice to shareholders. There is no assurance that a Fund’s investment objective will be achieved. Because prices of securities fluctuate, the value of an investment in a Fund will vary as the market value of its investment portfolio changes. The Funds, together or separately, are not a complete, balanced investment plan, and the risk exists that you could lose all or a portion of your investment in the Funds. A detailed description of the related risks of investing in a Fund that may adversely affect a Fund’s net asset value (“NAV”) or total return is discussed below.
Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Funds’ investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
High Yield Risk. Bonds and loans rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds or loans”) typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans. Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality instruments, which may limit a Fund’s ability to sell such instruments at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated instruments may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
Bank Loan Risk. A Fund’s investments in assignments of secured and unsecured bank loans may create substantial risk.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest.  If a Fund does not receive scheduled interest or principal payments on such indebtedness, such Fund’s share price could be adversely affected.  A Fund may invest in loans that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loans of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which a Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund. A Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale (i.e., more than seven days after the sale). As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
Counterparty Risk. Each Fund may establish relationships to obtain financing and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time. However, there can be no assurance that a Fund will be able to establish or maintain such relationships, which could prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing and prime brokerage services provided by any such relationships could have an impact on a Fund’s business due to the Fund’s reliance on such counterparties.
When a Fund enters into a contract directly with dealer counterparties, the Fund is exposed to the risk that a counterparty will not settle a transaction in accordance with its terms because of a solvency or liquidity problem with the counterparty. Delays in settlement may also result from disputes over the terms of the contract (whether or not bona fide). In addition, each Fund may have a concentrated risk in a particular counterparty, which may mean that if such counterparty were to become insolvent or have a liquidity problem, losses would be greater than if the Fund had entered into contracts with multiple counterparties. If there is a default by a counterparty, a Fund under most normal circumstances will have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the net asset value of a Fund being less than if the Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. In such case, the recovery of a Fund’s collateral from such counterparty or the payment of claims therefor may be significantly delayed and the Fund may recover substantially less than the full value of the collateral entrusted to such counterparty. In addition, there are a number of proposed rules that, if they were to go into effect, may impact the laws that apply to insolvency proceeding and may impact whether a Fund may terminate its agreement with an insolvent counterparty.
Credit Risk. A company may not be able to repay its debt. The Funds invest primarily in “high yield” securities and loans (i.e., rated below Baa3 or BBB- by one or more nationally recognized statistical rating organizations or are unrated but are of comparable credit quality to obligations rated below investment-grade). High yield securities and loans have greater credit risk than more highly rated debt obligations and have a greater possibility that an adverse change in the financial condition of the issuer or the economy may impair the ability of the issuer to make payments of principal and interest. Bankruptcy and similar laws applicable to issuers of the high yield securities and loans may also limit the amount of a Fund’s recovery if the issuer becomes insolvent. High yield securities and loans have historically experienced greater default rates than has been the case for investment-grade securities.
Impairment of Collateral Risk. The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.
Interest Rate Risk. Each Fund’s investments in fixed-income instruments will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio investment in fixed-rate obligations can be expected to decline. Although the value of each Fund’s investments will vary, the fluctuations in value of a Fund’s investments in floating rate instruments should be minimized as a result of changes in market interest rates. However, because floating rates on loans and other instruments only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of a Fund.
Over the past several years, the Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the Federal Reserve, which has raised, and may continue to raise, interest rates. If interest rates rise, a Fund’s yield may not increase proportionately, and the maturities of fixed income securities that have the ability to be prepaid or called by the issuer may be extended. Changing interest rates may have unpredictable effects on the markets and a Fund’s investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. A Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund.
Investment Risk. Neither Fund is a complete investment program and you may lose money by investing in the Funds. Each Fund invests primarily in debt obligations issued by non-investment grade companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, a Fund’s investments. Prices of the investments held by the Funds may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of a Fund’s activities and the value of its investments.
Liquidity Risk. Low or lack of trading volume may make it difficult to sell instruments held by the Funds at quoted market prices. The Funds’ investments may at any time consist of significant amounts of positions that are thinly traded or for which no market exists. For example, the investments held by a Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.
Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future.  The market value of fixed-income securities tends to decline as interest rates increase.  Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond.  Convertible issuers may not be able to make principal and interest payments on the bond as they become due.  Convertible bonds may also be subject to prepayment or redemption risk.  If a convertible bond held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund.  Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.
Foreign Instruments Risk. Foreign companies may differ from domestic companies in the same industry.  Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to U.S. companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  Investment in foreign issuers includes risks such as less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; less developed legal structures governing private or foreign investment; and the imposition of foreign exchange limitations (including currency blockage). The exchange rates between the U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of a Fund’s investments.
Management Risk. Each Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies might not work to produce the desired results. The success of a Fund is largely dependent upon the ability of the Advisor to manage the Fund and implement the Fund’s investment program. If a Fund were to lose the services of the Advisor or its senior officers, the Fund may be adversely affected. Additionally, if a Fund or any of the other accounts managed by the Advisor were to incur substantial losses or were subject to an unusually high level of redemptions or withdrawals, the revenues of the Advisor may decline substantially. Such losses and/or withdrawals may impair the Advisor’s ability to retain employees and its ability to provide the same level of service to a Fund as it has in the past and continue operations.
Market Risk. The prices of some or all of the instruments in which the Funds invest may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers. The success of each Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, commodity prices, economic uncertainty, changes in laws (including laws relating to taxation of each Fund’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of the prices and the liquidity of each Fund’s investments. Volatility or illiquidity could impair each Fund’s profitability or result in losses. The Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets. There can be no assurance that what is perceived as an investment opportunity will not, in fact, result in substantial losses. There is more risk that prices will go down for investors investing over short time horizons.
Leverage Risk. Any event that adversely affects the value of an investment, either directly or indirectly would be magnified to the extent that leverage is used. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing leverage could result in a loss to a Fund that would be greater than if leverage were not employed. Additionally, any leverage obtained, if terminated on short notice by the lender, could result in a Fund being forced to unwind positions quickly and at prices below what the Fund deems to be fair value for the positions.
Preferred Stock Risk.  The value of preferred stocks may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities.  While most preferred stocks pay a dividend, the Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Funds might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

U.S. Government Obligations Risk. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund may be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.
Initial Public Offering (“IPO”) and Unseasoned Company Risk.   The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. If a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that a Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).
When-Issued Instruments Risk. When-issued instruments involve the risk that the price or yield obtained in a transaction (and therefore the value of an instrument) may be less favorable than the price or yield (and therefore the value of an instrument) available in the market when the instruments’ delivery takes place. In addition, when a Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.
Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Principal Risks of Investing in the Floating Rate Fund
Collateralized Loan Obligations Risk. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Floating Rate Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed-income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Covenant Lite Loan Risk. Some covenant lite loans tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Floating Rate Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.
Investment Company Risk. If the Floating Rate Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s exposure to zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

PORTFOLIO HOLDINGS INFORMATION
A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”) and on the Funds’ website, www.shenkmancapital.com/mutual-funds/.
MANAGEMENT OF THE FUNDS
Investment Advisor
The Funds’ investment advisor, Shenkman Capital Management, Inc., 151 West 42nd Street, 29th Floor, New York, New York 10036, is an SEC registered firm formed in 1985. Since its inception, the Advisor’s business has been dedicated to researching and investing across the entire capital structure of highly levered companies (i.e., “high yield” companies). As of December 31, 2025, the Shenkman Group of Companies managed approximately $37.8 billion in assets under management.1 The Shenkman Group of Companies consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.
The Advisor is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies.  The Advisor also furnishes the Funds with office space and certain administrative services, and provides the personnel needed by the Funds. As compensation, the Floating Rate Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.50% of the Fund’s average daily net assets and the Short Duration Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.55% of the Fund’s average daily net assets.
For the fiscal year ended September 30, 2025, the Advisor received management fees of 0.32% of the Floating Rate Fund’s average daily net assets, after any waivers, and management fees of 0.54% of the Short Duration Fund’s average daily net assets, after any recoupment/waivers.
A discussion regarding the basis of the Board’s approval of the Funds’ investment advisory agreement is included in the Funds’ semi-annual report for the period ended March 31, 2025.
The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
Portfolio Managers
The following individuals are primarily responsible for the day-to-day management of the Funds’ portfolios.

_____________________________
1 The Shenkman Group’s assets under management represent approximately $34.7 billion managed by Shenkman Capital Management, Inc., and approximately $3.1 billion managed by Romark CLO Advisors LLC.

Mark R. Shenkman, President and Founder (Both Funds)
Mark R. Shenkman founded Shenkman Capital Management, Inc. in 1985 and is the firm’s President and Founder. With 56 years of investment experience, and 48 years of high yield investment experience, he is considered one of the pioneers of the high yield bond and loan markets. He is a co-author of two textbooks on the high yield market, entitled High Yield Bonds: Market Structure, Portfolio Management and Credit Risk Modeling (McGraw Hill, 1999) and Leveraged Financial Markets (McGraw Hill, 2010). Mr. Shenkman was President and Chief Investment Officer of First Investors Asset Management in New York. He also was Co-Manager and Vice President of the High Yield Bond Department at Lehman Brothers Kuhn Loeb in New York, where he established one of Wall Street’s earliest departments dedicated to the research, selling and trading of high yield securities. Mr. Shenkman was a research analyst and a portfolio manager at Fidelity Management and Research Company in Boston. From 1978 to 1979, he managed the first high yield bond mutual funds at Fidelity. Additionally, Mr. Shenkman is actively involved in not-for-profit and philanthropic activities, including as an emeritus member of the Board of Directors of the UCONN Foundation and former Chairman of the Board; a Board of Trustee Emeritus at The George Washington University; Vice Chairman of the Board at Wilbraham & Monson Academy since 1969; and is a Board of Advisor Emeritus at the College of William and Mary, Mason School of Business. Mr. Shenkman received a BA in Political Science from the University of Connecticut (1965) and an MBA from The George Washington University (1967). From 1967 to 1969, Mr. Shenkman served as a First Lieutenant in the U.S. Army Computer Systems Command. Mr. Shenkman also received a Doctor of Humane Letters, honoris causa, from the University of Connecticut (2007). In 2018, the Fixed Income Analyst Society (FIASI) inducted Mr. Shenkman into its Hall of Fame. In 2023, he received a Lifetime Achievement Award from the Museum of American Finance.

Justin W. Slatky, Executive Vice President and Chief Investment Officer (Both Funds)
Justin W. Slatky joined the Advisor in 2011. He has 26 years of investing experience in high yield and distressed securities. Prior to joining the Advisor, Mr. Slatky was Co-Head and Managing Director of the Distressed Bond business in New York and London for Goldman Sachs. He was also a member of the Credit Investment Committee charged with reviewing proprietary investments within the Credit Department. Before joining the distressed bond business in 2002, Mr. Slatky was a telecom high yield analyst and a recipient of Institutional Investor’s Runner-Up award. He joined Goldman Sachs from Credit Suisse First Boston in 1999. Mr. Slatky graduated magna cum laude with a BS in Economics (1998) and an MBA (1999) from The Wharton School at the University of Pennsylvania.

Jordan Barrow, CFA, Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager (Both Funds)
Jordan Barrow joined the Advisor in 2004. He has over 21 years of leveraged finance investing experience and has been a portfolio manager since 2011. Mr. Barrow has experience managing portfolios for the firm’s High Yield, Short Duration, and Convertible strategies. He started his career as a high yield research analyst specializing in Healthcare and has also covered Retail, Technology and Service Industries. In 2010, Mr. Barrow was instrumental in launching the firm’s Short Duration High Yield Strategy. He was also key in the launches of the Global Convertible and Investment Grade Convertible Strategies, in 2015 and 2014, respectively. Mr. Barrow is a member of the Advisor’s Risk Committee and currently serves on the board of the Friends of Mount Sinai Health System. Mr. Barrow received a BA degree in Economics and International Relations from the University of Pennsylvania. In addition, he is a CFA charterholder (2007).

Jeffrey Gallo, CFA, Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager (Both Funds)
Jeffrey Gallo joined the Advisor in 2005. He has over 25 years of leveraged finance investing experience and has been a portfolio manager since 2013. Mr. Gallo has experience managing portfolios for the firm’s Loan, High Yield, and Multi-Asset Credit strategies. He is a shareholder of the firm and serves as a member of the Advisor’s Risk Committee, Valuation Committee, and Liquidity Committee. Mr. Gallo previously worked at Invesco and J&W Seligman & Co. as a Senior Credit Analyst from 2001 to 2005 and began his career in high yield as an analyst at Credit Suisse First Boston / Donaldson Lufkin & Jenrette where he worked from 2000 to 2001. Mr. Gallo graduated cum laude with a BS degree in Finance and Management from New York University’s Leonard N. Stern School of Business (2000). In addition, he is a member of the CFA Institute and CFA Society New York.

David H. Lerner, Senior Vice President, President of Romark and Head of Structured Credit (Floating Rate Fund)
David H. Lerner joined the Advisor in 2013. He has 35 years of experience in the bank loan and CLO markets. Mr. Lerner leads the Advisor’s Structured Credit Platform overseeing the team’s investments in third-party CLO manager tranches. Additionally, Mr. Lerner is President of Romark Credit Advisors LLC and oversees the day-to-day operations of Romark CLO Advisors LLC, the CLO/CBO collateral manager affiliates of the Advisor. Mr. Lerner is a shareholder of the firm. Prior to joining the firm, Mr. Lerner was a Managing Director and Portfolio Manager in Credit Suisse’s Credit Investments Group where he was responsible for directing investment decisions and managing portfolio risk and was primarily responsible for managing the U.S. loan and CLO platform. Mr. Lerner joined Credit Suisse in 2000 through the merger with Donaldson, Lufkin, & Jenrette (DLJ). Before working at DLJ, Mr. Lerner worked at First Dominion Capital, LLC as a Senior Vice President. First Dominion was acquired by DLJ in September 2000. Previous to First Dominion, he worked at Mitsubishi Trust and Banking Corporation as a Vice President in the Leveraged Finance Group. Prior to that, he served as a Vice President at Banque Francaise du Commerce Exterieur in their Corporate Finance Group. Mr. Lerner began his career as an Associate at The Chase Manhattan Bank in 1990. Mr. Lerner is the Co-Chair of the Loan Syndications and Trading Association (LSTA) and is currently serving in his third term on the board. Mr. Lerner received a BBA in Finance from The George Washington University (1990).

Brian C. Goldberg, Senior Vice President, Director of Private Credit Origination and Co-Head of Capital Markets (Floating Rate Fund)
Brian Goldberg joined the Advisor in 2016. He has over 23 years of leveraged finance banking and market experience and has specialized in the loan market for more than 17 years. Prior to joining the firm, Mr. Goldberg was a Director on Deutsche Bank’s Leveraged Loan Sales and Trading team covering large, institutional investors for primary transactions, secondary trading and CLO issuance. He has worked across multiple disciplines including origination, structuring, syndication and relationship management capitalizing on his strong fundamental and technical background. He received a BS from the University at Albany (1995) and an MBA from Columbia Business School (2002).

Nicholas Sarchese, CFA, Senior Vice President and Portfolio Manager (Short Duration Fund)
Nicholas Sarchese joined the Advisor in 2003. He has 30 years of investment experience in fixed income research including 26 years of high yield research experience. Nicholas joined the Advisor from Credit Suisse First Boston / Donaldson Lufkin & Jenrette where he worked from 1997 to 2002 as an analyst on their high yield and investment grade research teams focused on media and telecommunications. From 1995 to 1997, he was a Senior Associate at Moody’s Investors Service in their Corporate Ratings and Analysis group. Mr. Sarchese received a BS degree in Finance and Management from New York University’s Stern School of Business (1995) and is a CFA charterholder (2001). He is a member of the

CFA Institute and CFA Society New York.

Neil Wechsler, CFA, Senior Vice President, Senior Credit Analyst and Portfolio Manager (Short Duration Fund)
Neil Wechsler joined the Advisor in 2002. He has 27 years of investment experience including 23 years of high yield research experience. Prior to joining the Advisor, Mr. Wechsler was a Summer Associate at Goldman Sachs Asset Management, where he worked on their high yield and investment grade research teams. In 2000, Mr. Wechsler was an Associate at Credit Lyonnais Securities in their Asset Backed Securities group. From 1998 to 2000, Neil worked at Duff & Phelps Credit Rating Co. as an Analyst in their Structured Finance group. Mr. Wechsler received a BS degree in Business Administration from the university at Albany (1996) and a MBA from New York University (2002). Mr. Wechsler is a CFA charterholder (2003) and a member of the CFA Institute and CFA Society New York.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Funds.
Other Service Providers
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”), provides certain administration, fund accounting and transfer agency services to the Funds. U.S. Bank N.A., an affiliate of the Transfer Agent, serves as the custodian to the Funds.
Fund Expenses
Each Fund is responsible for its own operating expenses, which may include Rule 12b-1 fees, shareholder servicing plan fees, custodian fees, taxes, transfer agency fees, interest and other customary Fund expenses. However, the Advisor has contractually agreed to waive all or a portion of its management fees and pay Floating Rate Fund and Short Duration Fund expenses in order to limit the Funds’ aggregate annual operating expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing plan fees, and any other class-specific expenses) through at least January 27, 2027 to the amounts listed below:

Fund	Expense Cap
Floating Rate Fund	0.54%
Short Duration Fund	0.65%

The term of the Funds’ operating expenses limitation agreement, subject to its annual approval by the Board, is indefinite, and it can only be terminated by the Board. Any waiver in management fees or payment of Fund expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests. This recoupment may be requested if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap. The Advisor may request recoupment for management fee waivers and Fund expense payments made for 36 months from the date the fees were waived and expenses were paid. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Funds are sold at the NAV per share, plus any applicable sales charge and before imposition of a commission, if any, charged by certain financial intermediaries on Institutional Class shares. The

NAV per share is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, each Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). The NAV per share is determined by dividing a Fund’s NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures adopted by the Advisor. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that a Fund is accurately priced. The Board has designated the Advisor as its “valuation designee” under Rule 2a-5 of the Investment Company Act of 1940, as amended (the “1940 Act”), subject to its oversight.
Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV per share in advance of the time the NAV per share is calculated. The Advisor anticipates that the Funds’ portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
Your Account with a Fund
Set forth below is information about the manner in which the Funds offer shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares, and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. For the variations applicable to shares offered through Merrill Lynch-sponsored platforms, please see “Appendix A – Financial Intermediary Sales Charge Variations”. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix A.

Description of Share Classes
The Trust has adopted a multiple class plan that allows the Funds to offer one or more classes of shares. The Funds have registered four share classes – Institutional Class, Class A, Class C, and Class F. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as outlined below and may have different share prices:

	Class A		Class C		Class F	Institutional Class
Maximum Sales Charge	3.00%		None		None	None
Contingent Deferred Sales Charge	None	(1)	1.00%	(2)	None	None
Redemption Fee	1.00%/30 day holding period		1.00%/30 day holding period		1.00%/30 day holding period	1.00%/30 day holding period
Distribution and Service (Rule 12b-1) Fees	0.25%		1.00%		None	None
Shareholder Servicing Plan Fee	0.10%		0.10%		0.10%	None
(1)You will not pay a sales charge if you purchase $1 million or more of Class A shares. However, if you were to sell those shares within 24 months of purchase, you may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the value of the Class A shares when they were purchased or the market value at the time of redemption, whichever is less, unless the dealer of record waived its commission. A sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price.
(2)If you sell (redeem) your Class C shares within 18 months of purchase, you will have to pay a CDSC of 1.00% which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.
More About Institutional Class Shares
The Floating Rate Fund and the Short Duration Fund have both registered an Institutional Class of shares that is offered without any sales charge on purchases or sales and without any ongoing distribution and service (Rule 12b-1) or shareholder service fee. The minimum initial investment for Institutional Class shares is $1 million. If you purchase Institutional Class shares, you will pay the NAV per share next determined after your order is received.
Certain financial intermediaries may charge brokerage commissions on your purchases and sales of Institutional Class shares. For some financial intermediaries, you may only open an account and purchase Institutional Class shares through fee-based programs of financial intermediaries that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special agreements with, the Distributor, to offer shares to self-directed investment brokerage accounts that may charge a transaction fee, or through other financial intermediaries approved by the Distributor. Institutional Class shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the financial intermediary. Shares of the Funds are available in other share classes that have different fees and expenses.
The Funds do not subject purchases of Institutional Class shares to a front-end sales charge. The financial intermediaries that have an agreement with the Distributor to sell Institutional Class shares may impose a transaction fee and other ongoing fees on shareholders purchasing Institutional Class shares. Consult a representative of your financial intermediary regarding transaction fees and other ongoing fees that may be imposed by your financial intermediary and waivers of transaction fees that may be available from your financial intermediary.

More About Class A Shares
Class A shares of the Funds are retail shares that require that you pay a sales charge when you invest in the Funds, unless you qualify for a reduction or waiver of the sales charge. As described earlier, Class A shares are also subject to a distribution and service (Rule 12b-1) fee calculated at an annual rate of 0.25% and a shareholder service fee calculated at an annual rate of 0.10%, each of which are assessed against the average daily net assets of each Fund.
If you purchase Class A shares of the Funds you will pay the public offering price (“POP”), which is the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge does not apply to shares purchased with reinvested dividends. The sales charge is calculated as follows:
Sales Charge as a % of Net Amount Invested

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $100,000	3.00%	3.09%	3.00%
$100,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1 million	1.25%	1.27%	1.25%
$1 million and more	0.00%	0.00%	0.00%	(2)
(1)Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 24 months of purchase, you would pay a CDSC of up to 1.00% of the value of the Class A shares when they were purchased or the market value at the time of redemption, whichever is less, unless the dealer of record waived its commission. A sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price.
The Funds’ distributor will receive all initial sales charges for the purchase of Class A shares of a Fund without a dealer of record.
Class A Shares Sales Charge Reductions and Waivers
The sales charge on Class A shares of the Funds may be reduced or waived based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility. The programs described below and others are explained in greater detail in the SAI.
Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Funds.
Breakpoint Thresholds: You may reduce the sales charge on Class A shares by investing an amount to meet one of the breakpoint thresholds indicated in the table above.

Account Reinstatement: You pay no sales charges on Class A shares you purchase with the proceeds of a redemption of Class A shares of the Funds within 30 days of the date of the redemption. To reinvest in Class A shares at NAV (without paying a sales charge), you must notify the Funds in writing or notify your financial intermediary.
Letter of Intent (“LOI”): By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds. The investment must satisfy the initial purchase agreement. Reinvested distributions do not count as purchases made during this period. The Funds will hold in escrow shares equal to approximately 3.00% of the amount of shares you indicate you will buy in the LOI. If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.
Rights of Accumulation (“ROA”): You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase will be based on the total of your current purchase and the value based on the NAV at the close of business on the previous day of all other shares you own. ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above. You may also aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount.
The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs. Eligible accounts also include accounts registered in the name of your financial intermediary through which you own shares in the Funds. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.
For the purpose of obtaining a breakpoint discount or sales charge waiver, members of your “immediate family” include those family members living in the same household as you, such as your spouse, domestic partner, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.
A financial intermediary may impose different sales load discounts. Sales load discount variations specific to certain financial intermediaries are described in Appendix A to this Prospectus. Investors who are converted from Institutional Class shares by their financial intermediary will not be subject to a sales load.
Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:
•Current and retired employees, directors/trustees and officers of:
◦The Trust;
◦The Advisor and its affiliates; and
◦Immediate family members of any of the above.

•Any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Advisor and its affiliates.
•Current employees of:
◦The Transfer Agent;
◦Broker-dealers who act as selling agents for the Funds; and
◦Immediate family members of any of the above who live in the same household.
•Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A shares purchases.
•Qualified broker-dealers who have entered into an agreement with the Funds’ distributor that allows for load-waived Class A shares purchases and to self-directed investment brokerage accounts that may or may not charge transaction fees to its customers.
•The Advisor’s clients, their employees and immediate family members of such employees.
The Trust also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.
A financial intermediary may impose different sales load waivers. Sales load waiver variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.
More information regarding the Funds’ sales charges, breakpoint thresholds and waivers is available in the SAI, which is available, free of charge on the Funds’ website: www.shenkmancapital.com/mutual-funds/.
More About Class C Shares
You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge.  As described earlier, Class C shares are subject to a shareholder servicing plan fee calculated at an annual rate of 0.10% and a distribution and service (Rule 12b-1) fee calculated at an annual rate of 1.00%, each of which are assessed against the average daily net assets of each Fund.  Of the 1.00% fee, an annual 0.75% distribution fee compensates your financial intermediary for providing distribution services and an annual 0.25% service fee compensates your financial intermediary for providing ongoing service to you.  The Advisor pays your financial intermediary a 1.00% up-front sales commission, which includes an advance of the first year’s distribution and service fees.  The Advisor receives the distribution and service fees from the Funds’ distributor in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission.
If you sell (redeem) your Class C shares within 18 months of purchase, you will have to pay a CDSC of 1.00% which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.  For example, if you purchased $10,000 worth of shares, which due to market fluctuation has appreciated to $15,000, the CDSC will be assessed on your $10,000 purchase.  If that same $10,000 purchase has depreciated to $5,000, the CDSC will be assessed on the $5,000 value.  For purposes of calculating the CDSC, the start of the eighteen-month holding period is the first day of the month in which the purchase was made.  The Funds will use the first-in, first-out (“FIFO”) method when taking the CDSC.

Investments of $1 million or more for purchase into Class C will be rejected.  Your financial intermediary is responsible for placing individual investments of $1 million or more into Class A.
Waiving Your CDSC
The CDSC may be waived for certain groups of classes of shareholders. If you fall into any of the following categories, you can redeem Class C shares without a CDSC:

•You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.
•You will not be assessed a CDSC on Fund shares redeemed for account and transaction fees (e.g., returned investment fee) and redemptions through a systematic withdrawal plan.
•The Transfer Agent will waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals of required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code) distributions from traditional IRAs and certain other retirement plans.
•The Transfer Agent will waive the CDSC for redemptions made in the event of the last surviving shareholder’s death or for a disability suffered after purchasing shares. (“Disabled” is defined in Internal Revenue Code Section 72(m)(7)).
•The Transfer Agent will waive the CDSC for redemptions made at the direction of the Trust in order to, for example, complete a merger or effect a Fund liquidation.
•The Transfer Agent will waive the CDSC if the dealer of record waived its commission with the Trust’s or Advisor’s approval.
The Trust also reserves the right to enter into agreements that reduce or eliminate the CDSC for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information. You must notify the Funds or your financial intermediary if you are eligible for these sales charge waivers at the time of your transaction.
A financial intermediary may impose different CDSC waivers. CDSC waiver variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.
More About Class F Shares
Class F shares of the Funds are retail shares that are offered without any sales charge on purchases or sales and without any ongoing distribution and service (Rule 12b-1) fee. As described earlier, Class F shares are subject to a shareholder service fee calculated at an annual rate of 0.10% of the average daily net assets of each Fund. If you purchase Class F shares, you will pay the NAV per share next determined after your order is received.
You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class F shares, which are not reflected in the tables or the examples above.
Class F shares may also be available on brokerage platforms of firms that have agreements with the Shenkman Capital Funds to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Class F shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Shenkman Capital Funds are available in other share classes that have different fees and expenses.

How to Buy Shares
Minimum Investment. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A, Class C and Class F
Regular Accounts	$1,000	$100
Retirement Accounts	$1,000	$100
Class F Only
Merrill Lynch Private Bank Customers	$250	None
Institutional Class
All Accounts	$1 million	$100,000
The Funds’ minimum investment requirements may be waived from time to time by the Advisor in its discretion, including, but not limited to, for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Trust, the Advisor and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Advisor and its affiliates;
•current employees of the Transfer Agent, broker-dealers who act as selling agents for the Funds, intermediaries that have marketing agreements in place with the Advisor and the immediate family members of any of them;
•existing clients of the Advisor, their employees and immediate family members of such employees;
•registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor; and
•qualified broker-dealers who have entered into an agreement with the Funds’ distributor.
Initial Purchases. To buy shares of a Fund for the first time, you must complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address below. Account applications are available on the Funds’ website at: www.shenkmancapital.com/mutual-funds/ or by calling 1‑855-SHENKMAN (1-855-743-6562).
Additional Purchases. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from the most recent confirmation statement received from the Funds’ Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Funds.
Payment Information. You may purchase shares of a Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Funds to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Funds, you may call a customer service representative of the Funds toll-free at 1‑855-SHENKMAN (1-855-743-6562). The Funds reserve the right to reject any purchase order. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large that it would disrupt the management of the Funds. Orders may also be rejected from persons believed by the Funds to be “market timers.”
All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
General Information. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must provide your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Shares of the Funds have not been registered for sale outside of the United States. The Trust generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Shenkman Capital Floating Rate High Income Fund or Shenkman Capital Short Duration High Income Fund, to the Transfer Agent at the following address:
Shenkman Capital Funds
[Name of Fund]
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
Shenkman Capital Funds
[Name of Fund]
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Note:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Purchasing Shares by Telephone
If you accepted telephone privileges on your account application, and your account has been open for seven business days, you may purchase additional shares by calling the Funds toll-free at 1‑855-SHENKMAN (1-855-743-6562). You may not make your initial purchase of a Fund’s shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
Purchasing Shares by Wire Transfer
If you are making your initial investment in a Fund, the Transfer Agent must have previously received a completed account application. You can mail or deliver overnight your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund(s), your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: [Name of Fund]
Shareholder Registration: __________________
Shareholder Account Number: ________________
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562). Your bank may charge you a fee for sending a wire payment to the Funds.
Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of shares of the Funds at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) with any questions. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1‑855-SHENKMAN (1-855-743-6562) for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold Federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. If you hold your shares through an IRA or other retirement plan account, you may redeem shares by telephone. Investors will be asked whether or not to withhold Federal income taxes from any distribution.
Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell their shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the applicable price next calculated by the Funds. Brokers may be authorized by the Funds’ principal underwriter to designate other brokers and financial intermediates to accept orders on a Fund’s behalf. An order is deemed to be received when a Fund, a Broker or, if applicable, a Broker’s authorized designee accepts the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. Either the Funds or the Advisor may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.
How to Sell Shares
You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your financial intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:

Regular Mail	Overnight Express Mail
[Name of Shenkman Capital Fund]	[Name of Shenkman Capital Fund]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
NOTE:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
By Telephone
If you accepted the telephone privileges on your account application, you may redeem your shares for amounts up to $100,000, by calling the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) before the close of trading on the NYSE (which is generally 4:00 p.m., Eastern Time). If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for complete redemptions and share specific trades. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been placed, it may not be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time).
Payment of Redemption Proceeds
As discussed above, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Funds typically expect that they will take one to three days following the receipt of your redemption request in good order, to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if sending proceeds earlier could adversely affect the Funds. If you did not purchase your shares with a wire payment, the Funds may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your purchase amount has cleared, whichever occurs first.

The Funds typically expect that a Fund will hold cash or other liquid investments to meet redemption requests. The Funds may also use the proceeds from the sale of other portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual market conditions.
The Funds reserve the right to redeem in-kind as described under “Redemption ‘In-Kind’” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind are typically only used in unusual market conditions. The Funds have in place lines of credit that may be used to meet redemption requests during unusual market conditions.
Systematic Withdrawal Plan
As another convenience, you may redeem a Fund’s shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $50,000 for the Funds and each withdrawal amount must be for a minimum of $1,000. If you elect this method of redemption, a Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by a Fund.
You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at:

Regular Mail	Overnight Express Mail
Shenkman Capital Funds	Shenkman Capital Funds
[Name of the Fund]	[Name of the Fund]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish an SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562).
Redemption “In-Kind”
The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). It is not expected that a Fund would do so except during unusual market conditions. A redemption, whether in cash or in-kind, would be a taxable event for you. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.
Signature Guarantees
A signature guarantee, from either a Medallion program member or non-Medallion program member, is required in the following situations:
•When ownership is being changed on your account;

•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $100,000 from any shareholder account.
In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances. Non-financial transactions, including establishing or modifying certain services on an account, may also require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
Other Information about Redemptions
Involuntary Redemption. The Funds may redeem the shares in your account if the value of your account is less than $1,000 for Class A, Class C and Class F shares or $1 million for Institutional Class shares as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than the applicable amount described above before the Funds make an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least the applicable amount described above before the Funds take any action.
Withholding Taxes. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
Redemption Fees. The sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed within 30 days or less from the date of purchase. See “Tools to Combat Frequent Transactions” for more information about redemption fees.
Exchange Privilege
As a shareholder, you have the privilege of exchanging shares between the Floating Rate Fund and the Short Duration Fund. However, you should note the following:
•Exchanges may only be made between like share classes;
•You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•Before exchanging into the other fund, read a description of the fund in this Prospectus;
•Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held, subject to the deductibility of losses;

•The Funds reserve the right to refuse exchange purchases by any person or group if, in the Advisor’s judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected; and
•If you accepted telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee;
•Redemption fees will not be assessed when an exchange occurs between the Funds; and
•The minimum exchange amount between existing accounts invested in the Funds is the minimum subsequent investment amount for your share class and your type of account.
You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker.
Conversions
You may be able to convert your shares of a Fund to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met, including that you meet the then-applicable eligibility requirements for investment in the class into which you wish to convert your shares. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor specific for this purpose. Generally, Class A shares and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.
Investors who hold Institutional Class shares of a Fund through a financial intermediary’s fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program (while continuing their relationship with the financial intermediary as a brokerage client), may be subject to conversion of their Institutional Class shares by their financial intermediary to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Investors should contact their financial intermediary to obtain information about their eligibility for the financial intermediary’s fee-based program and the class of shares they would receive upon such a conversion.
If you wish to convert your shares of a Fund to a different share class of the same Fund, you must contact the Fund at 1‑855-SHENKMAN (1-855-743-6562) or contact your financial intermediary. The conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by a Fund. Please contact your financial intermediary about any fees that it may charge. A conversion from Class A, Class C or Class F shares of a Fund to Institutional Class shares of a Fund, and a conversion from Class A or Class C shares of a Fund to Class F shares of a Fund, is not expected to result in realization of a capital gain or loss for federal income tax purposes.
DIVIDENDS AND DISTRIBUTIONS
The Funds will generally make distributions of any net investment income monthly and any realized net capital gains at least annually. A Fund may make an additional payment of net investment income or distribution of capital gains if it deems it desirable at any other time of the year.
All distributions will be reinvested in the same class of such Fund’s shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. You may change your dividend and capital gains distribution option in writing or by telephone at least five days prior to the distribution. Dividends are taxable whether received in cash or reinvested in additional shares.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current NAV per share, and to reinvest all subsequent distributions. Any dividend or capital gain distribution paid by the Funds has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in an economic sense, a partial return of capital to you.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Funds. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performance. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect a Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. Each Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Funds believe is consistent with shareholder interests.
Redemption Fees. Each Fund charges a 1.00% redemption fee on the redemption of Fund shares held for 30 days or less. This fee (which is paid into the Funds) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of their long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends or through shares associated with any of the Funds’ systematic programs. Although the Funds have the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.
The Funds’ redemption fee will not apply to broker wrap-fee programs. Additionally, the Funds’ redemption fee will not apply to the following types of transactions:
•premature distributions from retirement accounts due to the disability or death of the shareholder;
•minimum required distributions from retirement accounts;
•redemptions resulting in the settlement of an estate due to the death of the shareholder;

•shares acquired through reinvestment of distributions (dividends and capital gains); and
•redemptions initiated through an automatic withdrawal plan.
Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act, the Funds’ distributor, Quasar Distributors, LLC (“Quasar” or the “Distributor”), on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce their market timing policies.
Fair Value Pricing. Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Advisor has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service, if applicable, does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Funds does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Advisor. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share. The Board has designated the Advisor as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that each Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, each Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed-income securities that have gone into default and for which there is not a current market value quotation.
More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

TAX CONSEQUENCES
Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund will not be subject to federal income tax if it distributes its taxable income as required by the tax law and satisfies certain other requirements that are described in the SAI.
Each Fund typically makes distributions of dividends and capital gains. Dividends are taxable to you as ordinary income (or in some cases as qualified dividend income) depending on the source of such income to the Funds and the holding period of a Fund for its dividend-paying securities and of you for your Fund shares. The rate you pay on capital gain distributions will depend on how long a Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Distributions will be taxable to you even if made during periods in which the Fund’s share price has declined. Due to the nature of the Funds’ investments, it is not anticipated that much, if any, of the dividends from the Funds will be qualified dividend income eligible for taxation at long-term capital gain rates for individual investors. A 3.8% surtax applies to net investment income (which generally will include dividends and capital gains from an investment in the Funds) of shareholders with adjusted gross incomes over $200,000 for single filers and $250,000 for married joint filers. Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in the following January are taxable as if received the prior December.
By law, the Funds must withhold as backup withholding, at a rate under section 3406 of the Code, from your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.
Sale of your Fund shares is a taxable event for you. Depending on the purchase and sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.
Additional information concerning taxation of the Funds and their shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Funds in making their investment decisions. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Funds.
DISTRIBUTION OF FUND SHARES
Shares of the Funds are offered on a continuous basis.
Quasar Distributors, LLC, is the distributor for the shares of the Funds. Quasar may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc.
Distribution and Service (Rule 12b-1) Plan
The Trust has adopted a plan pursuant to Rule 12b-1 that allows the Funds’ Class A and Class C shares to pay distribution and service fees for the sale, distribution and servicing of their shares. The plan provides for the payment of a distribution and service fee at the annual rate of 0.25% of average daily net assets of a Fund’s Class A shares and 1.00% of average daily net assets of a Fund’s Class C shares. Because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Servicing Plan
Under a Shareholder Servicing Plan, the Funds’ Class A, Class C and Class F shares will each pay service fees at an annual rate of up to 0.10% of average daily net assets to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. As these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Funds have policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.
Service Fees – Other Payments to Third Parties
The Advisor, out of its own resources, and without additional cost to the Funds or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of the shares sold.
General Policies
Some of the following policies are mentioned above. In general, the Funds reserve the right to:
•Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•Reject any purchase request for any reason. Generally, the Funds will do this if the purchase is disruptive to the efficient management of the Funds (due to the timing of the investment or an investor’s history of excessive trading);
•Redeem all shares in your account if your balance falls below $1,000 for Class A, Class C or Class F shares or $1 million for Institutional Class shares due to redemption activity. If, within 30 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. A Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV; and
•Reject any purchase or redemption request that does not contain all required documentation.
If you elect telephone privileges on the account application, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may also mail your request to the Funds at the address listed under “How to Buy Shares.”
Your financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your financial intermediary for details.
Lost Shareholders, Inactive Accounts and Unclaimed Property.  It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account.  If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1-855-SHENKMAN (1-855-743-6562) at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Fund Mailings
Statements and reports that the Funds send to you include the following:
•Confirmation statements (after every transaction that affects your account balance or your account registration);
•Annual and semi-annual shareholder reports (every six months); and
•Quarterly account statements.
Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements, proxy statements and certain other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1‑855-SHENKMAN (1-855-743-6562) to request individual copies of documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INDEX DESCRIPTIONS
Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
The ICE BofA 0-3 Year U.S. Treasury Index (G1QA) tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. Government in its domestic market with maturities less than three years.*
The ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index (H42C) consists of all securities in the ICE BofA BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the ICE BofA U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The ICE BofA U.S. High Yield Index (H0A0) tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.*
The Morningstar® LSTA US B- Ratings and Above Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market for loans with B- Ratings and above.*
The Morningstar® LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.*
Referenced indices are unmanaged, not available for direct investment and do not reflect deductions for fees, expenses or taxes.
____________________________
*Any information in these materials from ICE Data Indices, LLC (“ICE BofA”) was used with permission. ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OF SERVICES. THE MORNINGSTAR ENTITIES AND LSTA DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY OF THE MORNINGSTAR INDICES INCLUDED IN THESE MATERIALS OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Form N-CSR filed with the SEC, which is available upon request.
For a share outstanding throughout each year

Floating Rate Fund – Class F	Year Ended September 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.15	$9.14	$8.83	$9.50	$9.22

Income from investment operations:
Net investment income(1)	0.68	0.76	0.69	0.37	0.30
Net realized and unrealized gain/(loss) on investments	(0.10)	0.01	0.31	(0.67)	0.29
Total from investment operations	0.58	0.77	1.00	(0.30)	0.59

Less distributions:
From net investment income	(0.69)	(0.76)	(0.69)	(0.37)	(0.31)
Total distributions	(0.69)	(0.76)	(0.69)	(0.37)	(0.31)

Redemption fees retained(1)(2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$9.04	$9.15	$9.14	$8.83	$9.50

Total Return	6.51%	8.77%	11.75%	-3.26%	6.44%

Supplemental Data and Ratios:
Net assets, end of year (thousands)	$8,251	$10,793	$9,956	$9,141	$10,312

Ratio of expenses to average net assets:
Before advisory fee waiver	0.73%	0.74%	0.72%	0.71%	0.82%
After advisory fee waiver	0.55%	0.56%	0.56%	0.54%	0.60%

Ratio of net investment income to average net assets:
Before advisory fee waiver	7.31%	8.05%	7.51%	3.78%	2.92%
After advisory fee waiver	7.49%	8.23%	7.67%	3.95%	3.14%

Portfolio turnover rate	83%	70%	40%	39%	59%
(1)Based on average shares outstanding.
(2)Amount is less than $0.01 per share.

For a share outstanding throughout each year

Floating Rate Fund – Institutional Class	Year Ended September 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.15	$9.14	$8.83	$9.50	$9.22

Income from investment operations:
Net investment income(1)	0.69	0.76	0.70	0.37	0.31
Net realized and unrealized gain/(loss) on investments	(0.11)	0.01	0.31	(0.67)	0.28
Total from investment operations	0.58	0.77	1.01	(0.30)	0.59

Less distributions:
From net investment income	(0.69)	(0.76)	(0.70)	(0.37)	(0.31)
Total distributions	(0.69)	(0.76)	(0.70)	(0.37)	(0.31)

Redemption fees retained(1)(2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$9.04	$9.15	$9.14	$8.83	$9.50

Total Return	6.53%	8.79%	11.77%	-3.26%	6.48%

Supplemental Data and Ratios:
Net assets, end of year (thousands)	$273,605	$263,562	$283,148	$289,962	$277,303

Ratio of expenses to average net assets:
Before advisory fee waiver	0.72%	0.72%	0.70%	0.71%	0.76%
After advisory fee waiver	0.54%	0.54%	0.54%	0.54%	0.54%

Ratio of net investment income to average net assets:
Before advisory fee waiver	7.35%	8.07%	7.52%	3.83%	3.05%
After advisory fee waiver	7.53%	8.25%	7.68%	4.00%	3.27%

Portfolio turnover rate	83%	70%	40%	39%	59%
(1)Based on average shares outstanding.
(2)Amount is less than $0.01 per share.

For a share outstanding throughout each year

Short Duration Fund – Class A	Year Ended September 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.88	$9.58	$9.30	$10.09	$9.93

Income from investment operations:
Net investment income(1)	0.53	0.53	0.45	0.30	0.26
Net realized and unrealized gain/(loss) on investments	0.02	0.31	0.28	(0.79)	0.16
Total from investment operations	0.55	0.84	0.73	(0.49)	0.42

Less distributions:
From net investment income	(0.53)	(0.54)	(0.45)	(0.30)	(0.26)
Total distributions	(0.53)	(0.54)	(0.45)	(0.30)	(0.26)

Redemption fees retained(1)(2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$9.90	$9.88	$9.58	$9.30	$10.09

Total Return	5.77%	8.93%	7.99%	-4.99%	4.25%

Supplemental Data and Ratios:
Net assets, end of year (thousands)	$30,863	$32,784	$21,087	$20,992	$20,580

Ratio of expenses to average net assets:
Before advisory fee recoupment/waiver	0.97%	0.99%	0.96%	0.96%	0.98%
After advisory fee recoupment/waiver	0.96%	0.96%	0.96%	0.95%	0.96%

Ratio of net investment income to average net assets:
Before advisory fee recoupment/waiver	5.40%	5.46%	4.76%	3.03%	2.59%
After advisory fee recoupment/waiver	5.41%	5.49%	4.76%	3.04%	2.61%

Portfolio turnover rate	72%	59%	51%	50%	80%
(1)Based on average shares outstanding.
(2)Amount is less than $0.01 per share.

For a share outstanding throughout each year

Short Duration Fund – Class C	Year Ended September 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.85	$9.55	$9.27	$10.06	$9.90

Income from investment operations:
Net investment income(1)	0.46	0.46	0.38	0.23	0.19
Net realized and unrealized gain/(loss) on investments	0.01	0.30	0.28	(0.80)	0.15
Total from investment operations	0.47	0.76	0.66	(0.57)	0.34

Less distributions:
From net investment income	(0.46)	(0.46)	(0.38)	(0.22)	(0.18)
Total distributions	(0.46)	(0.46)	(0.38)	(0.22)	(0.18)

Redemption fees retained(1)(2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$9.86	$9.85	$9.55	$9.27	$10.06

Total Return	4.90%	8.16%	7.23%	-5.71%	3.49%

Supplemental Data and Ratios:
Net assets, end of year (thousands)	$24,973	$22,666	$18,502	$15,554	$16,546

Ratio of expenses to average net assets:
Before advisory fee recoupment/waiver	1.71%	1.73%	1.70%	1.70%	1.73%
After advisory fee recoupment/waiver	1.70%	1.70%	1.70%	1.69%	1.71%

Ratio of net investment income to average net assets:
Before advisory fee recoupment/waiver	4.66%	4.72%	4.03%	2.30%	1.84%
After advisory fee recoupment/waiver	4.67%	4.75%	4.03%	2.31%	1.86%

Portfolio turnover rate	72%	59%	51%	50%	80%
(1)Based on average shares outstanding.
(2)Amount is less than $0.01 per share.

For a share outstanding throughout each year

Short Duration Fund – Class F	Year Ended September 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.86	$9.56	$9.28	$10.06	$9.91

Income from investment operations:
Net investment income(1)	0.56	0.56	0.47	0.32	0.28
Net realized and unrealized gain/(loss) on investments	0.01	0.30	0.28	(0.78)	0.15
Total from investment operations	0.57	0.86	0.75	(0.46)	0.43

Less distributions:
From net investment income	(0.56)	(0.56)	(0.47)	(0.32)	(0.28)
Total distributions	(0.56)	(0.56)	(0.47)	(0.32)	(0.28)

Redemption fees retained(1)(2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$9.87	$9.86	$9.56	$9.28	$10.06

Total Return	5.91%	9.21%	8.25%	-4.79%	4.49%

Supplemental Data and Ratios:
Net assets, end of year (thousands)	$901,866	$762,693	$795,530	$682,182	$671,520

Ratio of expenses to average net assets:
Before advisory fee recoupment/waiver	0.74%	0.74%	0.73%	0.74%	0.76%
After advisory fee recoupment/waiver	0.73%	0.71%	0.73%	0.73%	0.74%

Ratio of net investment income to average net assets:
Before advisory fee recoupment/waiver	5.63%	5.70%	5.00%	3.27%	2.81%
After advisory fee recoupment/waiver	5.64%	5.73%	5.00%	3.28%	2.83%

Portfolio turnover rate	72%	59%	51%	50%	80%
(1)Based on average shares outstanding.
(2)Amount is less than $0.01 per share.

For a share outstanding throughout each year

Short Duration Fund – Institutional Class	Year Ended September 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.87	$9.57	$9.29	$10.07	$9.92

Income from investment operations:
Net investment income(1)	0.56	0.57	0.49	0.33	0.29
Net realized and unrealized gain/(loss) on investments	0.02	0.30	0.27	(0.79)	0.15
Total from investment operations	0.58	0.87	0.76	(0.46)	0.44

Less distributions:
From net investment income	(0.56)	(0.57)	(0.48)	(0.32)	(0.29)
Total distributions	(0.56)	(0.57)	(0.48)	(0.32)	(0.29)

Redemption fees retained(1)(2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$9.89	$9.87	$9.57	$9.29	$10.07

Total Return	6.09%	9.28%	8.32%	-4.62%	4.47%

Supplemental Data and Ratios:
Net assets, end of year (thousands)	$919,253	$1,048,797	$724,207	$719,148	$620,753

Ratio of expenses to average net assets:
Before advisory fee recoupment/waiver	0.66%	0.68%	0.65%	0.66%	0.67%
After advisory fee recoupment/waiver	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets:
Before advisory fee recoupment/waiver	5.70%	5.77%	5.07%	3.38%	2.89%
After advisory fee recoupment/waiver	5.71%	5.80%	5.07%	3.39%	2.91%

Portfolio turnover rate	72%	59%	51%	50%	80%
(1)Based on average shares outstanding.
(2)Amount is less than $0.01 per share.

Advisor
Shenkman Capital Management, Inc.
151 West 42nd Street, 29th Floor
New York, NY 10036
Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101
Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102
Legal Counsel
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, New York 10020

Fund	Class A Shares	Class C Shares	Class F Shares	Institutional Class Shares
Shenkman Capital Floating Rate High Income Fund
Ticker Symbol	SFHAX	SFHCX	SFHFX	SFHIX
CUSIP	00770X519	00770X493	00770X485	00770X576

Shenkman Capital Short Duration High Income Fund
Ticker Symbol	SCFAX	SCFCX	SCFFX	SCFIX
CUSIP	00770X501	00770X600	00770X766	00770X709

PRIVACY NOTICE
The Funds collect non-public information about you from the following sources:
•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others.
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

PN-1

Shenkman Capital Floating Rate High Income Fund
Shenkman Capital Short Duration High Income Fund
FOR MORE INFORMATION
You can find more information about the Funds in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Funds’ investments are available in the Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
The SAI and the Shareholder Reports are available free of charge on the Funds’ website at www.shenkmancapital.com/mutual-funds/. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Funds by calling the Fund (toll-free) at 1‑855-SHENKMAN (1-855-743-6562) or by writing to:
Shenkman Capital Floating Rate High Income Fund
Shenkman Capital Short Duration High Income Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
Reports and other information about the Fund are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)

APPENDIX A
Financial Intermediary Sales Charge Variations
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Merrill Lynch has different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts and share class exchanges are available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•Shares purchased through a Morgan Stanley self-directed brokerage account.
•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

SHENKMAN CAPITAL FUNDS

DISCIPLINE DRIVES PERFORMANCE®

Statement of Additional Information
January 28, 2026

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Each a series of Advisors Series Trust (the "Trust")

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND	Class A (SFHAX)	Class C (SFHCX)	Class F (SFHFX)	Institutional Class (SFHIX)
SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND	Class A (SCFAX)	Class C (SCFCX)	Class F (SCFFX)	Institutional Class (SCFIX)

This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus for the Shenkman Capital Floating Rate High Income Fund's (the "Floating Rate Fund") and the Shenkman Capital Short Duration High Income Fund's (the "Short Duration Fund") Class A shares, Class C shares, Class F shares and Institutional Class shares dated January 28, 2026, as may be revised (each, a "Fund," together, the "Funds"), each a series of Advisors Series Trust (the "Trust"). Shenkman Capital Management, Inc., (the "Advisor") is the Funds' investment advisor. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number to the left or by visiting the Funds' website at www.shenkmancapital.com/mutual-funds/.

The Funds' audited financial statements and notes thereto for the fiscal period ended September 30, 2025, are included in the Funds' Form N-CSR for the fiscal period ended September 30, 2025 and are incorporated by reference into this SAI. A copy of the annual report and semi-annual report may be obtained without charge by calling or writing the Funds as shown to the left or by visiting the Funds' website at www.shenkmancapital.com/mutual-funds/.

THE TRUST
The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on October 3, 1996, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.
The Short Duration Fund commenced operations on October 31, 2012. The Floating Rate Fund commenced operations on October 15, 2014.
Registration with the SEC does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
INVESTMENT POLICIES
The discussion below supplements information contained in the Funds’ Prospectus as to the investment policies and risks of the Funds.
Diversification
Each Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security, and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, a Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Funds’ acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Funds’ investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not or could not buy. If this happens the Fund would sell such investments as soon as practicable, subject to then-existing market conditions and liquidity as well as the Advisor’s compliance policies and procedures, while trying to maximize the return to its shareholders.
Market and Regulatory Risk
Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Funds’ investments may be negatively affected.

The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below:
Fixed-Income Instruments
The market value of the fixed-income investments in which the Funds may invest will change in response to interest rate changes and other factors. During periods of declining interest rates, the values of outstanding fixed-income instruments generally rise. Conversely, during periods of rising interest rates, the values of such instruments generally decline. Moreover, while instruments with longer maturities tend to produce higher yields, the prices of longer maturity instruments are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed-income instrument and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these instruments will not necessarily affect cash income derived from these instruments but will affect the Fund’s net asset value (“NAV”). Additional information regarding fixed-income instruments is described below:
•Duration. Duration is a measure of the expected change in value of a fixed-income instrument for a given change in interest rates. For example, if interest rates changed by one percent, the value of an instrument having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.
•Variable and Floating Rate Instruments. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these instruments may be reset daily, weekly, quarterly, or some other reset period, and may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such instrument.

Zero Coupon Securities
The Floating Rate Fund may invest in zero coupon securities.  Zero coupon securities are debt obligations that are issued or sold at a significant discount from their face value; do not pay current interest to holders prior to maturity, or have a specified redemption date or cash payment date.  The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance.  The original issue discount on the zero coupon securities must be included ratably in the income of the Fund (and thus an investor’s) as the income accrues, even though payment has not been received.  The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.  Because interest on zero coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.
Zero coupon securities may be securities that have been stripped of their unmatured interest stream or custodial receipts or certificates, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities.  The underwriters of these certificates or receipts generally purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. government security.  These certificates or receipts have the same general attributes as zero coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. government security.  The risks associated with stripped securities are similar to those of other zero coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.
Yankee Bond Obligations
Yankee bond obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.
Corporate Debt Obligations
The Funds may invest in corporate fixed-income securities and loans of any maturity or credit quality. Bonds and loans rated below BBB by S&P Global Ratings (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), commonly referred to as “junk bonds or loans,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans. Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality instruments, which may limit the Funds’ ability to sell such instruments at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
High Yield and Other Securities and Loans
The Funds will invest in fixed-income securities and loans that are rated below investment grade or non-rated. Investments in high yield debt (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated instruments, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds or loans.” Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated instruments. Lower grade, fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.
The Funds may purchase unrated securities and loans. Unrated debt may be less liquid than comparable rated securities or loans and involve the risk that the portfolio manager may not accurately evaluate the instruments’ comparative credit ratings.
The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and loans and their markets, as well as on the ability of their respective issuers to repay principal and interest. Issuers of high yield debt may be of low creditworthiness and the high yield securities or loans may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities and loans may have greater potential for insolvency and a higher incidence of high yield debt defaults may be experienced.
The prices of high yield securities and loans have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security or loan owned by a Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield instruments and the Funds’ NAV per share. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield debt structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.
Certain investments held by a Fund including high yield securities and loans, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security or loan with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield investment’s value will decrease in a rising interest rate market, as will the Fund’s net assets.
The secondary market for high yield securities and loans may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund to accurately value, or dispose of, high yield securities or loans. To the extent the Funds owns or may acquire illiquid or restricted high yield securities or loans, these investments may involve special registration responsibilities, liabilities and costs, liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. Each Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities and loans. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor monitors the issuers of high yield securities and loans in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the investments’ liquidity so the Funds can meet redemption requests. To the extent that a Fund invests in high yield securities or loans, the achievement of its investment objective may be more dependent on the Advisor’s credit analysis than would be the case for higher quality bonds. The Funds may retain a portfolio security whose rating has been changed.
In the course of their investment activities, it may, from time to time, become appropriate for the Funds to participate (whether directly or through the Advisor or one of its affiliates) on a formal or informal creditor committee and/or to participate in litigation or other proceedings in order to seek to preserve, protect and/or enhance an investment. Participation on such committees and/or in any such litigation or proceedings may result in the Funds incurring fees and expenses, including legal fees.
Mortgage-Backed and Mortgage-Related Securities
The Floating Rate Fund may invest in mortgage-backed securities and mortgage-related securities.  Investing in mortgage-backed and mortgage-related securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
The value of some mortgage-backed securities and other mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Floating Rate Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage- security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Collateralized Loan Obligations
The Floating Rate Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Any CLO junior debt securities purchased by the Floating Rate Fund will most likely be unrated or non-investment grade. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade.
Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The CLO junior debt positions would only be paid the principal and interest due to the position based on the principal and interest waterfall structured by the trust. CLOs often invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one asset class would subject the related CLO securities to a greater degree of risk with respect to defaults across such asset class. The value of the CLO securities owned by the Floating Rate Fund generally will fluctuate with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CLO (“CLO Collateral”), general economic conditions, the condition of certain financial markets, political events, legislation and regulations, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of CLO securities must rely solely on distributions on the CLO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CLO Collateral are insufficient to make payments on the CLO securities, no other assets will be available for payment of the deficiency and, following realization of the CLO securities, the obligations of such CLO to pay such deficiency generally will be extinguished. CLO Collateral may consist of collateralized loan obligations, corporate loans, asset-backed securities (including both residential and commercial mortgage-backed securities) and other securities, which often are rated below investment-grade (or of equivalent credit quality).
Convertible Securities
The Funds may invest in convertible securities.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation.  These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed-income securities, the price of a convertible security generally varies inversely with interest rates.  While providing a fixed-income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation.  In such situations, the Funds may have to pay more for a convertible security than the value of the underlying common stock.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the either Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse impact on the Fund’s ability to achieve the investment objective.
Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Funds’ portfolio may fluctuate substantially from day to day.
Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Funds as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.
Preferred Stocks. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure.  Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid.  Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board.  Preferred stock also may be subject to optional or mandatory redemption provisions.
Rights and Warrants. The Funds may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Exchange-Traded Notes
The Funds may invest in exchange-traded notes (“ETNs”). ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Funds’ investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.
Certain ETNs may not produce qualifying income for the purpose of the “90% Test” (as defined below under the heading, “Federal Income Taxes”) which must be satisfied in order for the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, however, if one or more ETNs generate more non-qualifying income than expected it could cause the Funds to inadvertently fail the 90% Test thereby causing the Funds to inadvertently fail to qualify as a regulated investment company under the Code. Please see the discussion below under the heading “Federal Income Taxes” for more information.
Foreign Currency Transactions
The Funds may invest in foreign currency exchange transactions. Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies. Currency risks may be greater in emerging and frontier market countries than in developed market countries.
Foreign Securities
The Funds may make investments in securities of non-U.S. issuers (“foreign securities”). Investments in foreign securities involve certain inherent risks, including the following:
Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of Gross Domestic Product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of portfolio securities denominated in that currency. Such changes will affect a Fund to the extent that the Fund is invested in foreign securities that are denominated in a currency other than the U.S. dollar.
Taxes. The interest and dividends payable to the Funds on certain of the Funds’ foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to each Fund’s shareholders. The Funds may not be eligible to pass through to their respective shareholders any tax credits or deductions with respect to such foreign taxes or withholding.
The extent to which the Funds will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Advisor’s assessment of prevailing market, economic and other conditions.
Illiquid and Restricted Securities
Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit shall be observed continuously. In the event that more than 15% of its net assets are invested in illiquid investments, a Fund will make such reports as required under the liquidity risk management program and will seek to reduce its holdings of illiquid investments within a reasonable period of time.
The Funds may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Restricted securities sold in private placement transactions between issuers and their purchasers are neither listed on an exchange nor traded in other established markets and may be illiquid. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under the Funds’ liquidity risk management programs established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material nonpublic information about an issuer of private placement securities, which may restrict the Fund’s ability to conduct transactions in those securities.
Initial Public Offerings (“IPOs”) and Unseasoned Companies
The Funds may invest in IPOs of common stock or other primary or secondary syndicated offerings of equity securities issued by a corporate issuer.  The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.  IPO securities are subject to market risk and liquidity risk.  The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors.  A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase.  Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small.  The impact of IPOs on a Fund’s performance may tend to diminish as the Fund’s assets grow.  In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
The Floating Rate Fund may also invest in unseasoned companies that have been in operation less than three years, or are in the early stages of development, or are in new and emerging industries where the opportunity for rapid growth is expected to be above average. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. Investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.
Investment Companies
The Funds may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with a Fund’s management of daily cash positions and for temporary defensive purposes. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear such Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.
The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of money market funds purchased by a Fund, whether or not for temporary defensive purposes, provided that the Fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2341 of the Conduct Rules of FINRA on acquired fund shares (or the Advisor must waive its advisory fees in amount necessary to offset any sales charge, distribution fee or service fee).
The SEC has adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, it imposes conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, a Fund’s investment in ETFs is also subject to the limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs that focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.
As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs’ issuers only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETFs’ issuers.
Real Estate Investment Trusts (“REITs”)
The Funds may invest in securities of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code.  The

Funds will indirectly bear their proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Funds.  Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.
Master Limited Partnerships
The Funds may invest in publicly traded Master Limited Partnerships (“MLPs”). MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their earnings in distributions. Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price may be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.
Borrowing
The 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.
The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies.
Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of a Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Each Fund will reduce its borrowing amount within three days, if its asset coverage falls below the amount required by the 1940 Act.

Repurchase Agreements
Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund may acquire securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.
Reverse Repurchase Agreements
Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions.  Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase the securities at the mutually agreed-upon date and price.  A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements, provided that the Fund treats the reverse repurchase agreements as either (1) borrowings subject to the asset coverage requirements under the 1940 Act (see “Borrowing” above) or (2) derivatives transactions under Rule 18f-4 (see “Regulation of Derivatives and Certain Other Transactions” below).
The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or NAV will increase faster than otherwise would be the case.  Conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.  A Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.
Short Sales
The Funds may make short sales of securities. In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from as little as one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.
Each Fund is required to comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered derivatives transactions under Rule 18f-4. See “Regulation of Derivatives and Certain Other Transactions” below.
Loan Assignments and Participations
The Funds will purchase secured and unsecured corporate loans primarily through assignments. The Funds may also purchase such loans through participations or other transfer mechanisms. When a Fund buys a loan through an assignment, it becomes a direct lender to the issuer of such loan, is granted rights under the loan agreement, and assumes only the credit risk associated with the issuer. Loan participations, on the other hand, represent only a right to participate in the repayment of the loan by the corporate borrower. In purchasing participations, the Fund will have a contractual relationship only with the selling institution, and not the corporate borrower. This means the Fund assumes the credit risk of both the corporate borrower and the selling institution. Additionally, the Fund generally will have no right to directly enforce compliance by the borrower with the terms of the commercial loan, nor any rights of set-off against the borrower, nor will it have the right to object to certain changes to the loan agreement agreed to by the selling institution.
In addition, in the event of the insolvency of the selling institution, under the laws of the United States and the states thereof, the Funds may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the secured loan. Consequently, the Funds may be subject to the credit risk of the selling institution as well as of the borrower. Moreover, the Funds may not directly benefit from the collateral, if any, supporting the related loan and may not be subject to any rights of set-off the borrower has against the selling institution. Certain loans (whether acquired by an assignment or loan participation) may also be governed by the laws of a jurisdiction other than a United States jurisdiction, which may present additional risks as regards the characterization under such laws of such assignment or participation in the event of the insolvency of the selling institution or the borrower.
Interest Rate Swaps
The Short Duration Fund may enter into interest rate swaps for hedging purposes. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified future dates. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.
Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives.  Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps
The Short Duration Fund may enter into currency swaps for hedging purposes. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect the value of currency swaps.
Regulation of Derivatives and Certain Other Transactions
Rule 18f-4 under the 1940 Act permits the Fund to enter into “derivatives transactions” and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. “Derivatives transactions” include: (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund treats these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities and non-standard settlement cycle investments, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Rule 18f-4 permits a fund to enter into derivatives transactions notwithstanding the restrictions under Section 18, provided that the fund either: (1) adopts and implements a derivatives risk management program (“DRMP”), adheres to a limit on leverage risk based on value-at-risk (“VaR”) and complies with board oversight and reporting requirements or (2) satisfies the conditions of the limited derivatives user exception. A fund that is a limited derivatives user is not required to adopt a DRMP, adhere to the VaR limit or comply with the board oversight and reporting requirements. To rely on the limited derivatives user exception, a fund must adopt and implement policies and procedures reasonably designed to manage its derivatives risks and limit its derivatives exposure to 10% of its net assets.
Each Fund is classified as a limited derivatives user under Rule 18f-4 of the 1940 Act. As a limited derivatives user, a Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by a Fund without a shareholder vote.
Short-Term, Temporary, and Cash Investments
The Funds may invest in any of the following securities and instruments:
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Securities” above. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Funds may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s, “Prime-1” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.
U.S. Government Securities
The Funds may invest in U.S. government securities. The term “U.S. government securities” refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, and by various instrumentalities (a government agency organized under federal charter with government supervision) which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. government agencies or U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the investor must look principally to the government agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the government agency or instrumentality does not meet its commitment.
When-Issued Instruments
The Funds may purchase instruments on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the instrument is thereafter reflected in the Funds’ NAV. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the instrument may be more or less than the purchase price.
Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Regulation of Derivatives and Certain Other Transactions” above.
Special Risks Related to Cyber Security
The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of a Fund or its service providers may adversely impact a Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and a Fund to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
INVESTMENT RESTRICTIONS
The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
Each Fund may not:
1.With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (This restriction does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)

2.Borrow money, except in an amount not to exceed 33 1/3% of the value of its total assets, as permitted under the 1940 Act.
3.Issue senior securities, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, currency contracts or repurchase transactions, or except as permitted under the 1940 Act.
4.Engage in the business of underwriting securities, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
5.Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (This restriction does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)
6.Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
7.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
8.Make loans to others, except as permitted under the 1940 Act.
Each Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:
1.Invest in any issuer for purposes of exercising control or management.
2.Hold, in the aggregate, more than 15% of its net assets in illiquid investments pursuant to Rule 22e-4 under the 1940 Act.
3.Make any change to its investment policy of investing at least 80% of its net assets in investments suggested by its name without first providing its shareholders with at least 60 days’ prior written notice.
PORTFOLIO TURNOVER
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Funds’ portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates.

The following table provides the Funds’ portfolio turnover rates for the fiscal years shown:

Fiscal Year Ended September 30,
	2025	2024
Floating Rate Fund	83%	70%
Short Duration Fund	72%	59%

PORTFOLIO HOLDINGS POLICY
The Advisor and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Funds’ annual and semi-annual Certified Shareholder Report on Form N-CSR and in the quarterly holdings report on Part F of Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Additionally, each Fund’s top-ten holdings are posted within ten business days after each month end on the Funds’ website, www.shenkmancapital.com/mutual-funds/.
Pursuant to the Trust’s portfolio holdings disclosure policies, information about each Fund’s portfolio holdings is not distributed to any person unless:
•The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
•The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Funds, including, but not limited to USBFS and the Trust’s Board of Trustees, the Advisor, attorneys, auditors or accountants;
•The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer (“CCO”) or his or her designee.
Certain of the persons listed above receive information about the Funds’ portfolio holdings on an ongoing basis. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ shareholders. These persons include:
•A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
•Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: U.S. Bank Global Fund Services; the Trust’s Board of Trustees; and the Trust’s attorneys and accountants (currently, Sullivan & Worcester LLP (“Sullivan & Worcester”) and Tait, Weller & Baker LLP, respectively), all of which typically receive such information after it is generated.

Additionally, non-public portfolio holdings and/or transaction information is or may be disclosed daily or periodically, in either case with no lag, to the following service providers for the sole purpose of assisting the Advisor in carrying out its responsibilities for the Fund: (a) FactSet Research Systems Inc., (b) Electra Information Systems, Inc. (c) SWIFT, (d) Kynex, Inc., (e) Omgeo LLC, (f) DTCC ITP LLC, (g) J.P. Morgan Securities LLC, (h) Advent Software, Inc., (i) Charles River Systems, Inc., and (j) Indus Valley Partners Corp.
Any disclosures to additional parties not described above are made with the prior written approval of either the Trust’s CCO or his or her designee, pursuant to the Trust’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.
The CCO or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and their shareholders and if no material conflict of interest exists regarding such disclosure between shareholders’ interests and those of the Advisor, Distributor or any affiliated person of the Funds. No consideration may be received by the Funds, the Advisor, any affiliate of the Advisor or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.
MANAGEMENT
The overall management of the Trust’s business and affairs is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent, each as defined herein. The day-to-day operations of the Trust are delegated to its officers, subject to each Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their years of birth, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Independent Trustees(1)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (1960) 615 E. Michigan Street Milwaukee, WI 53202	Board Chair Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Independent Contractor (February 2025 to present); Partner, QSV Equity Investors, LLC, (a privately-held investment advisory firm) (February 2019 to February 2025); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Michele Rackey (1959) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Anne W. Kritzmire (1962) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	Principal Owner of AW Kritzmire Consulting (2021-Present); Business Faculty Lead of Lake Forest Graduate School of Management (2021-Present); Head of Multi-Asset and various other positions of Nuveen Investments (1999-2020).	2
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Lead Independent Director of Thornburg Income Builder Opportunities Trust (a closed end fund) (2020-Present); Trustee, Finance Commissioner, and Acting Treasurer of Village of Long Grove (municipal government) (2017-2025).

Craig B. Wainscott (1961) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	CEO instaCOVER LLC (Specialized insurance/technology company) 2014-2021, and CFO 2021-2023.	2
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee of iMGP Funds (14 Funds) (2024-Present); Independent Trustee and Board Chair of Brandes Investment Trust (6 Funds) (2011-2024); Board Member of Paradigm Project (social venture company) (2010-2020).

Officers

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (1969) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (1971) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Richard R. Conner (1982) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Albert Sosa (1970) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since March 2025.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2004 to present).
Joseph R. Kolinsky (1970) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.
Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).

Elaine E. Richards (1968) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since February 2025.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).
*    The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of the Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)The Trust is comprised of numerous active portfolios managed by unaffiliated investment advisors.. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
Additional Information Concerning Our Board of Trustees
The Role of the Board
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operations of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the investment advisers, distributor, administrator, custodian and transfer agent. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Governance and Nominating Committee and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Trust Committees,” below. Currently, all of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser in the Trust or with its principal underwriter. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The President and Principal Executive Officer of the Trust is not a Trustee, but rather a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the Funds in the Trust. The Trust has appointed David Mertens, an Independent Trustee, as Board Chair, and he acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chair during executive sessions of the Independent Trustees.
The Board reviews its structure annually. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chair positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks) the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the

Trust. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
David G. Mertens. Mr. Mertens has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters. He currently serves as an Independent Contractor. Mr. Mertens previously served as Partner of QSV Equity Investors, LLC, a privately held investment advisory firm, from 2019 to 2025. Mr. Mertens also gained substantial mutual fund experience through his tenure as Managing Director and Vice President of Jensen Investment Management, Inc. (“Jensen”) from 2002 to 2017. Prior to Jensen, Mr. Mertens held various roles in sales and marketing management with Berger Financial Group, LLC from 1995 to 2002, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of its limited purpose broker-dealer, Berger Distributors.
Michele Rackey. Ms. Rackey has substantial experience in mutual funds and investment management through her experience as CEO of Government Employees Benefits Association (GEBA) and also with The ARK Funds. Ms. Rackey is experienced with financial, accounting, investment and regulatory matters and serves as an Audit Committee Financial Expert for the Trust. Ms. Rackey was CEO of GEBA for 17 years and Chief Operating Officer of the ARK Funds for nine years. Ms. Rackey has a BS in Business Administration from the University of Illinois at Chicago and has an MBA from Keller Graduate School of Management in Chicago. Ms. Rackey previously held FINRA series 6, 7 and 63 licenses as well as a Maryland Life and Health License.
Anne W. Kritzmire. Ms. Kritzmire has substantial experience in registered funds and investment management through her experience as Head of Multi-Asset/Solutions Marketing, Managing Director of Closed-End Funds, Managing Director of Channel Marketing, and Director of Customer Insights at Nuveen Investments. Ms. Kritzmire serves as Lead Independent Director on the Board of Directors and is a member of the Audit Committee and Nominating and Governance Committee of the Thornburg Income Builder Opportunities Trust (2020-Present). With respect to the Thornburg Income Builder Opportunities Trust, she is considered to be a qualified financial expert. She has also served on several other boards including as a Trustee, Financial Commissioner, and Acting Treasurer at Village of Long Grove (2017-2025). Ms. Kritzmire has a B.S. in Electrical Engineering from University of Notre Dame and has an MBA in Finance and Marketing from Northwestern University, Kellogg Graduate School of Management. Ms. Kritzmire serves as an Audit Committee Financial Expert for the Trust.
Craig B. Wainscott. Mr. Wainscott has substantial global executive and advisory experience, including his current position as a mutual fund trustee at iMGP Funds and early-stage business advisor. He formerly served as an Independent Trustee and Board Chair of Brandes Investment Trust. He also has extensive C-Suite Leadership, including his position as Chief Executive Officer at Russell Investments Canada for five years, leading a diverse collection of businesses such as mutual funds, institutional funds, consulting, and brokerage. He has also served as CEO at instaCOVER LLC and CFO at The Paradigm Project. Mr. Wainscott continues to serve as Board Advisor at Cadenced Biomedical (an early-stage medical device company). He has also served as a board member for The Paradigm Project. Mr. Wainscott is a qualified financial expert, having served as the CFO for two organizations, audit committee member, and is a CFA. Mr. Wainscott serves as an Audit Committee Financial Expert for the Trust.
Trust Committees
The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Governance and Nominating Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Funds’ investment risks. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of all of the Independent Trustees. Ms. Rackey is the Chair of the Audit Committee. The Audit Committee will meet at least once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee met once with respect to the Funds during the fiscal year ended September 30, 2025.
The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC did not meet with respect to the Funds during the fiscal year ended September 30, 2025.
The Governance and Nominating Committee is comprised of all, and only of, the Independent Trustees. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.
The Governance and Nominating Committee meets regularly with respect to the various series of the Trust. The Governance and Nominating Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Wainscott is the Chair of the Governance and Nominating Committee. The Governance and Nominating Committee met twice during the Funds’ fiscal year ended September 30, 2025.

Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2025.

	Dollar Range of Equity Securities in the Shenkman Capital Floating Rate Fund	Dollar Range of Equity Securities in the Shenkman Capital Short Duration High Income Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Independent Trustees
David G. Mertens	None	None	Over $100,000
Michele Rackey	None	None	$50,001 - $100,000
Anne W. Kritzmire	None	None	None
Craig B. Wainscott	None	None	None

As of December 31, 2025, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Advisor, the Distributor, or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.
Compensation
Effective January 1, 2026, the Independent Trustees each receive an annual retainer of $116,500 per year allocated among each of the various portfolios comprising the Trust, an additional $7,000 per regularly scheduled Board meeting, and an additional $1,500 for certain special meetings, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Prior to January 1, 2026, the annual retainer was $108,500. The Trust Chair, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee each receive a separate annual fee of $15,000, $10,000, and $5,000, respectively, provided that the separate fee for the Chair of the Audit Committee will be waived if the same individual serves as both Trust Chair and Audit Committee Chair. The Trust has no pension or retirement plan. Set forth below is the compensation received by the Independent Trustees from the Funds for the fiscal year ended September 30, 2025.

	Aggregate Compensation from the Shenkman Capital Floating Rate Fund(1)	Aggregate Compensation from the Shenkman Capital Short Duration High Income Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)

David G. Mertens	$4,539	$4,539	$0	$0	$9,078
Joe D. Redwine(3)	$4,348	$4,348	$0	$0	$8,696
Michele Rackey	$4,341	$4,341	$0	$0	$8,682
Anne W. Kritzmire	$4,234	$4,234	$0	$0	$8,468
Craig B. Wainscott	$4,257	$4,257	$0	$0	$8,514
(1)     For the Funds’ fiscal year ended September 30, 2025.
(2)     There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Funds. For the fiscal year ended September 30, 2025, aggregate Independent Trustees’ fees for the Trust were $713,000.
(3)     Effective December 31, 2025, Mr. Redwine has resigned from the Board.

CODES OF ETHICS
The Trust and the Advisor have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Advisor to invest in securities that may be purchased or held by the Fund. The Distributor, as defined below, relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Advisor, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Advisor.
PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Policies and a record of each proxy voted by the Advisor on behalf of each Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. A copy of the Advisor’s Proxy Voting Policy can be found in Appendix B.
The Trust is required to file a Form N-PX, with the Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Funds’ proxy voting record is available without charge, upon request, by calling toll-free 1-855-SHENKMAN (1-855-743-6562) and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds. For control persons only, if a control person is a company, the table also indicates the control person’s parent, if any, and jurisdiction under the laws of which the control person is organized. As of December 31, 2025, the following Class A, Class C, Class F and Institutional Class shareholders were considered to be either a control person or principal shareholder of the Funds:
Floating Rate Fund – Class F

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	UBS Americas, Inc.	DE	76.35%	Record
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	Penn Mutual Life Insurance Company	DE	23.17%	Record

Floating Rate Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., Floor 4 Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc.	DE	36.53%	Record
Morgan Lewis & Bockius LLP Cash Balance Plan 1701 Market Street Philadelphia, PA 19103-2903	N/A	N/A	14.83%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	11.09%	Record
Capinco c/o U.S. Bank NA 1555 N. RiverCenter Dr., Suite 302 Milwaukee, WI 53212-3958	N/A	N/A	10.82%	Record
Reliance Trust Co. FBO ABNY EB R/R P.O. Box 570788 Atlanta, GA 30357-3114	N/A	N/A	8.01%	Record

Short Duration Fund – Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Merrill Lynch & Co., Inc.	DE	41.03%	Record
National Financial Services, LLC 499 Washington Blvd, Fl 4th Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc.	DE	24.63%	Record
Morgan Stanley Smith Barney, LLC FEBO customers of MSSB 1 New York Plaza, Fl 12th New York, NY 10004-1965	Morgan Stanley	DE	14.16%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	12.25%	Record

Short Duration Fund – Class C

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Merrill Lynch & Co., Inc.	DE	48.35%	Record
Morgan Stanley Smith Barney, LLC FEBO customers of MSSB 1 New York Plaza, Fl 12th New York, NY 10004-1965	Morgan Stanley	DE	30.98%	Record
National Financial Services, LLC 499 Washington Blvd., Fl 4th Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc.	DE	9.27%	Record

Short Duration Fund – Class F

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith For Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Merrill Lynch & Co., Inc.	DE	43.92%	Record
Morgan Stanley Smith Barney, LLC FEBO customers of MSSB 1 New York Plaza, Fl 12th New York, NY 10004-1965	Morgan Stanley	DE	30.66%	Record
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	N/A	N/A	20.46%	Record

Short Duration Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., Floor 4 Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc.	DE	32.58%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	26.17%	Record
Mitra & Co., FBO 98 c/o Reliance Trust Company WI Mailcode BD1N - Attn MF 4900 W. Brown Deer Road Milwaukee, WI 53223-2422	N/A	N/A	9.40%	Record
SEI Private Trust Company C/O Cambridge Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	SEI Investments Management Corp	PA	7.27%	Record
MAC & Co., Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	N/A	N/A	5.40%	Record

The Floating Rate Fund’s Class A and Class C shares had not commenced operations as of December 31, 2025, and therefore no control persons or principal shareholders are shown for those classes.
Management Ownership Information. As of December 31, 2025, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of the Funds.
THE FUNDS’ INVESTMENT ADVISOR
Shenkman Capital Management, Inc., 151 West 42nd Street, 29th Floor, New York, New York 10036, acts as investment advisor to each Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Mark R. Shenkman is a control person of the Advisor through his controlling ownership interest in the Advisor and as a portfolio manager of the Funds.
In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and payable monthly, based on an annual rate equal to 0.50% of the Floating Rate Fund’s average daily net assets and 0.55% of the Short Duration Fund’s average daily net assets. The Advisor oversees the investment advisory services provided to the Funds. For the fiscal period indicated below, the Funds paid the following management fees to the Advisor:
Floating Rate Fund

Fiscal Year Ended September 30,	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Advisor
2025	$1,386,063	$486,547	$0	$899,516
2024	$1,351,551	$485,445	$0	$866,106
2023	$1,491,384	$464,935	$0	$1,026,449

Short Duration Fund

Fiscal Year Ended September 30,	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Advisor
2025	$9,087,033	$288,719	$59,580	$8,857,894
2024	$10,207,323	$482,885	$30,631	$9,755,069
2023	$8,390,415	$49,094	$7,109	$8,348,430

The Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In addition to the management fees payable to the Advisor, each Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Trust’s Board that are properly payable by the Funds; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Funds which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the SAI of the Funds or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Funds); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Though each Fund is responsible for its own operating expenses, the Advisor has contractually agreed to waive a portion or all of the management fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to the limits set forth in the Fees and Expenses of the Fund table of the Prospectus. The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to the applicable Fund’s payment of current ordinary operating expenses.
SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Fund. Fund Services provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust. Additionally, Fund Services provides Chief Compliance Officer (“CCO”) services to the Trust under a separate agreement. The cost of the CCO services is charged to the Fund and approved by the Board annually.
Pursuant to the Administration Agreement as compensation for its services, for the fiscal years ended September 30 indicated below, the Funds paid the following fees to Fund Services for fund administration and fund accounting services:

Fund	2025	2024	2023
Floating Rate Fund	$309,542	$304,860	$306,028
Short Duration Fund	$1,075,155	$1,220,270	$1,023,476

Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Funds. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.
Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Funds, whose services include auditing the Funds’ financial statements and the performance of related tax services.
Sullivan & Worcester LLP (“Sullivan & Worcester”), 1251 Avenue of the Americas, 19th Floor, New York, New York 10020 serves as legal counsel to the Trust and provides counsel on legal matters relating to the Funds. Sullivan & Worcester also serves as independent legal counsel to the Board.
PORTFOLIO MANAGERS
The Floating Rate Fund is managed by Mark R. Shenkman, Justin W. Slatky, David H. Lerner, Jeffrey Gallo, Jordan Barrow and Brian C. Goldberg. The Short Duration Fund is managed by Mark R. Shenkman, Justin W. Slatky, Jordan Barrow, Jeffrey Gallo, Nicholas Sarchese and Neil Wechsler. The following tables show the number of other accounts (not including the Funds) managed by each portfolio manager and the total assets in the accounts managed within various categories as of September 30, 2025.
Mark R. Shenkman

Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	1	$132,523,389	0	$0
Other Pooled Investments	19	$7,738,000,282	11	$2,706,766,984
Other Accounts	131	$24,531,698,730	2	$13,022,805
Justin W. Slatky

Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	1	$132,523,389	0	$0
Other Pooled Investments	19	$7,738,000,282	11	$2,706,766,984
Other Accounts	131	$24,531,698,730	2	$13,022,805

David H. Lerner

Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	7	$518,435,016	6	$512,289,031
Other Accounts	10	$3,875,011,255	0	$0
Jeffrey Gallo

Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	1	$132,523,389	0	$0
Other Pooled Investments	9	$2,285,522,688	5	$498,008,606
Other Accounts	105	$15,750,929,484	0	$0
Brian C. Goldberg

Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	6	$1,467,987,091	4	$246,841,106
Other Accounts	7	$775,087,258	0	$0
Nicholas Sarchese

Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	2	$460,628,931	0	$0
Other Accounts	48	$4,896,984,912	0	$0

Neil Wechsler

Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	4	$2,032,535,596	1	$251,167,500
Other Accounts	94	$14,798,180,571	0	$0

Jordan Barrow

Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	1	$132,523,390	0	$0
Other Pooled Investments	9	$2,285,522,688	5	$498,008,606
Other Accounts	105	$15,750,929,484	0	$0
Advisor Material Conflicts of Interest.
As a registered investment adviser, Advisor intends to act in good faith in a manner consistent with its duties under applicable law. However, Advisor is subject to various potential or actual conflicts of interest, including those arising from its relationships with its affiliates, which currently and in the future will serve as investment adviser to investment funds, separately managed accounts or similar vehicles. Advisor actively engages, and in the future will engage, in a broad spectrum of activities, including direct investment activities and investment advisory activities, and has extensive investment activities that are independent from, and may from time-to-time conflict or compete with, the investment activities of the Funds. These circumstances could give rise to numerous situations where interests conflict, including, as further noted herein, the investment by different clients of Advisor in the same investment or in different levels of the capital structure of the same issuer, or other dealings involving different clients of the Advisor.

To that end, Advisor has implemented Policies and Procedures Regarding the Identification of Conflicts of Interest, a full copy of which is set forth in the firm’s Compliance Manual. In addition to what is already described herein, the particular circumstances described below further illustrate some of the conflicts of interest that may arise. However, there can be no assurance that other conflicts of interest with the potential for adverse effects on clients of the Advisor will not arise.

Advisor is affiliated with Romark Credit Advisors LP (“RCA”), and Romark CLO Advisors LLC (“RCLO”). RCA is registered as an investment adviser with the SEC and RCLO is registered as a relying adviser of RCA. As used herein, the term “Romark” will include RCLO and RCA, as the case may be. Romark’s primary business is to sponsor and provide investment advisory services as a collateral manager to collateralized loan and bond obligations (collectively, “CLOs”, and each such CLO managed by Romark, a “Romark CLO”) and other securitized vehicles. Romark will also implement and manage warehouse or similar facilities established in anticipation of the launch of a Romark CLO. Romark in the future may manage or sub-advise accounts or funds that are not CLOs. These accounts or funds may invest in fixed-income securities, loans, and other instruments, including, without limitation, instruments issued by Romark CLOs or other securitized vehicles, and such accounts or funds may be established for the express purpose of investing in Romark CLOs or other securitized vehicles. Romark, on behalf of the Romark CLOs or other securitized vehicles, may seek to invest in the same or similar types of instruments as Advisor seeks to invest in on behalf of the Funds. Additionally, certain of the Advisor’s shareholders, officers, and/or employees are shareholders, officers, and/or employees of RCA, while remaining as shareholders, officers, and/or employees of Advisor and thus will act as dual shareholders, officers, and/or employees of Advisor and RCA, and in some instances, are shareholders, officers, and/or employees of all three of Shenkman, RCA, and RCLO. As such, there is a potential conflict of interest as certain of the Advisor’s shareholders, officers, and/or employees will allocate time and resources to Romark that could instead be allocated to the Advisor.

It should be noted that the Advisor’s services to each client, including the Funds, are not exclusive. The Advisor’s employees and affiliates may effect transactions for their own accounts and for the accounts of other clients that differ materially from the advice given, or the time or nature of action taken, with respect to the Funds. Also, it may not always be possible for the same investment positions to be taken or liquidated at the same time or at the same price.

Advisor offers many of its investment strategies through a variety of investment products, including, without limitation, separately managed accounts, private funds (single investor or commingled, including alternative investment funds), CLOs and other securitized vehicles, and mutual funds. Given the different structures of these products, certain clients of Advisor are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly, a separately managed account client may have more transparency regarding the positions held in its account than would be available to an investor in a fund, and, further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the agreement), at which point the client could take control of the assets and may themselves liquidate the portfolio.

As a result of these differing liquidity and other terms, Advisor may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of instrument by one client could adversely affect the value of the same instrument held in another client’s portfolios. In addition, Advisor has caused, and expects to in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same instrument. These differences in terms and concentration could lead to substantially different investment outcomes among clients investing in the same instrument. Advisor seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines, and the Advisor’s judgments with respect to a particular client will at times differ from its judgments for other clients, even when two clients pursue similar investment strategies.

Advisor also acts as investment adviser to clients that have issued debt instruments, and Advisor may enter into similar investment advisory relationships in the future. Such companies may be investors in investment vehicles managed or advised by Advisor, including the Fund, and Advisor may purchase, on behalf of a client, including the Funds, instruments issued by such companies. For the avoidance of doubt, however, Advisor is not obligated to purchase or sell or recommend for purchase or sale for any client any security or other asset that it and its employees and affiliates may purchase or sell for the account of any client or for their own accounts.

Advisor engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients. Advisor invests in all segments of the capital structure of high yield issuers on behalf of its clients, including the Funds, and is not precluded from investing in instruments of a company held in another client, even if such positions may be adverse. The Advisor’s clients have held, and it is expected that in the future they will at times hold, different investments of the same issuer that have different priorities. These investments create conflicts of interest, particularly because Advisor can take certain actions for some clients that can have an adverse effect on other clients (for example, in connection with situations involving restructuring and reorganization). For example, certain clients of Advisor may hold senior or subordinated rights relative to other clients, or vice versa. This presents a potential conflict of interest because any action that Advisor were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument, and vice versa, particularly in distressed or default situations. To the extent Advisor or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated. Advisor has adopted procedures and controls reasonably designed to identify and address such conflicts.

Additionally, Advisor and its affiliates may make investments for certain clients that it concludes are inappropriate for other clients. For instance, one client may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments and/or other securities and/or leveraged loans of that issuer are acquired or held long by other clients. Conversely, Advisor may take long positions in the securities of certain issuers for a client, while at the same time those instruments and/or other securities and/or leveraged loans of that issuer are held short in or have been sold out of another client’s account. However, as a general matter, Advisor will not: (i) short an issue in a purely discretionary account where Advisor is long the same issue in another purely discretionary account; and (ii) go long an issue in a purely discretionary account where Advisor is short the same issue in another purely discretionary account, unless the short position is for hedging purposes or is part of a paired trade.

Advisor may share in performance-based compensation and manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance-based fee). In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Advisor and/or its affiliates, employees, officers, shareholders, and directors (including individuals involved in making investment decisions) invests in one or more investment funds managed by Advisor, and such investments may represent a significant portion of each individual’s net worth. Additionally, such investments are concentrated in investment funds from which Advisor and/or certain employees (through ownership interests in affiliates of the Advisor) receive performance-based compensation. Advisor has a greater incentive to favor clients that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees.

Advisor will generally allocate investment opportunities among eligible clients pro rata based on each client’s total net asset value, or pursuant to alternative approved methodologies, including, without limitation, pursuant to (i) a target weighting of an account’s concentration in an applicable issue, issuer, industry, credit rating, duration, maturity, cash level, or similar portfolio attribute; (ii) a rotational system; (iii) a random selection of eligible accounts; or (iv) as otherwise approved by the Advisor’s Compliance Department.

A client will generally be presumed to be eligible to participate in an investment opportunity executed on behalf of clients with similar investment objectives, strategies and risk profiles, provided, however, that an eligible client may be excluded from participating in an investment opportunity, or the amount of an eligible client’s allocation may be limited based on, among other things, the client’s investment guidelines, restrictions and specific instructions; legal, regulatory or tax restrictions; portfolio diversification/concentration considerations; and timing of cash flows, account liquidity and cash balances. Allocations are generally adjusted for rounding based on lot size and minimum increment requirements, or as otherwise approved by the Advisor’s Compliance Department. It is the Advisor’s goal to provide individualized treatment and customized solutions to each client. Due to the differences in investment objectives, strategies, guidelines and restrictions, along with the other criteria outlined above, including the availability and relative value of investment opportunities, there will be differences among accounts in invested positions and investments held, and such differences can be meaningful. There are no assurances that each client, including the Funds, will participate in each eligible investment opportunity. In all cases, Advisor seeks to identify and mitigate all conflicts of interest and allocate investments fairly over time and in accordance with its fiduciary duties.

Advisor maintains a general practice of aggregating client trade orders for execution in order to achieve more favorable execution prices by buying or selling investments in greater quantity. Any initial allocations made prior to an order being placed, will be subject to adjustment depending upon, among other considerations, (i) the actual amount purchased or sold (e.g., partially-filled orders; (ii) lot size and minimum increment requirements; and (iii) if the order is a sale transaction, remaining position size by account. Aggregated orders are typically allocated among accounts based upon an average price, with all other transaction costs, if any, shared among the accounts on a fair and reasonable basis. Furthermore, due to the fact that market conditions fluctuate throughout the trading day, Advisor bifurcates the trading day into morning (typically prior to noon) and afternoon trading sessions (typically after noon), and generally aggregates orders generated in the morning trading session separately from orders generated during the afternoon trading session.

As part of its overall compliance program, Advisor has adopted a Code of Ethics (the “Code of Ethics”) that imposes standards of business conduct, including standards and procedures for the detection and prevention of inappropriate personal securities transactions by our employees, and addresses other situations involving conflicts of interest. One of the intentions of the Code of Ethics is to ensure that the personal securities transactions of persons subject to it are conducted in accordance with the following principles: (i) the duty at all times to place the interests of clients first; (ii) the requirement that all personal securities transactions be conducted consistent with the Code of Ethics and in such a manner as to identify and mitigate any conflict of interest and avoid any abuse of an individual’s responsibility and position of trust; (iii) the fundamental standard that our employees not take inappropriate advantage of their positions; and (iv) the duty at all times to comply with applicable state and federal securities laws. The Advisor’s Code of Ethics requires employees to obtain pre-approval for personal securities transactions, except with respect to transactions involving municipal bonds, sovereign bonds, treasury bonds, digital coins or tokens (unless such coins or tokens are securitized or part of an Initial Coin Offering (ICO, similar to an IPO), mutual funds or UCITS for which Advisor Group does not serve as investment adviser or sub-adviser, closed-end funds, exchange traded funds (ETFs), unit investment trusts or exchange traded notes (ETNs). ETFs or ETNs whose underlying holdings/assets include securities that would require pre-clearance need to be pre-cleared if the ETF or ETN (i) holds fewer than twenty (20) underlying securities, or (ii) holds any single security that represents more than twenty-five percent (25%) of its total holdings. Advisor permits its employees to engage in personal securities trading, but does not allow them to purchase high yield or “cross over” (i.e., rated investment grade by one rating agency and below investment grade by another rating agency) bonds or loans or to purchase any securities of an issuer that is on the Advisor’s list of approved issuers (the “Approved List”) or an issuer whose securities or loans are otherwise owned by one or more clients of the Advisor. If granted, an approval is generally valid until the close of business on the next business day after such approval is granted. The Code of Ethics also includes a prohibition on insider trading and requires reporting of personal securities accounts, transactions and/or holdings to Advisor’s Compliance Department (subject to certain limited exceptions).

Portfolio Managers’ Compensation. Messrs. Shenkman, Slatky, Lerner, Gallo, Barrow and Goldberg serve as co-portfolio managers for the Floating Rate Fund. Messrs. Shenkman, Slatky, Barrow, Gallo, Sarchese, and Wechsler serve as co-portfolio managers for the Short Duration Fund. Each portfolio manager receives a fixed base salary and an annual bonus predicated on individual and firm performance. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. Their compensation is not based on the performance of a Fund or the value of assets held in its portfolio.
Securities Owned in the Funds by the Portfolio Managers. As of September 30, 2025, the portfolio managers owned the following securities in the Funds:

Name of Portfolio Manager	Dollar Range of Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Floating Rate Fund
Mark R. Shenkman	$10,001 - $50,000
Justin W. Slatky	None
David H. Lerner	$10,001 - $50,000
Jeffrey Gallo	$50,001 - $100,000
Jordan Barrow	$10,000 - $50,000
Brian C. Goldberg	$10,001 - $50,000
Short Duration Fund
Mark R. Shenkman	$100,000 - $500,000
Justin W. Slatky	$100,000 - $500,000
Nicholas Sarchese	$100,000 - $500,000
Neil Wechsler	$10,001 - $50,000
Jordan Barrow	$100,001 - $500,000
Jeffrey Gallo	None
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will seek best execution. The full range and quality of services available will typically be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors, including a broker-dealer’s furnishing or supplying of research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as providing other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the FINRA and the SEC.
While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, as amended, weight may also be given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
It is possible that at times identical securities will be acceptable for both the Funds and one or more of other client accounts or pooled investment vehicles managed by the Advisor. In such event, the position of the Funds and such client account(s) or pooled investment vehicles in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or pooled investment vehicles seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or pooled investment vehicles simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts or pooled investment vehicles in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this methodology could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.
During the fiscal years ended September 30, 2025, 2024 and 2023, neither the Floating Rate Fund, nor the Short Duration Fund paid brokerage commissions. Additionally, the Advisor did not direct either Fund’s brokerage transactions on the basis of any “soft dollar” arrangements (i.e., using commissions or otherwise directing trade activity to compensate for research services) during the Funds’ fiscal year ended September 30, 2025.
GENERAL INFORMATION
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would participate pro rata in the net assets of the Fund available for distribution to shareholders.
With respect to the Funds, the Trust may offer more than one class of shares. The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Funds, and has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each Fund offers Class A, Class C, Class F and Institutional Class shares; however, the Class A and Class C shares of the Floating Rate Fund are not currently available for purchase.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.
The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in the Funds’ Prospectus. All variations described in Appendix A to the Funds’ Prospectus are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A to the Funds’ Prospectus should read the terms and conditions of such Appendix A carefully. For the variations applicable to shares offered through Merrill Lynch-sponsored platforms, please see “Appendix A – Financial Intermediary Sales Charge Variations” in the Funds’ Prospectus. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix A to the Funds’ Prospectus.
You may purchase shares of the Funds directly from the Funds or from securities brokers, dealers or financial intermediaries (“Financial Intermediary,” collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. Each Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of a Fund. Financial Intermediaries may be authorized by the Fund’s principal underwriter to designate other brokers and financial intermediaries to accept orders on the Fund’s behalf. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. An order is deemed to be received when a Fund, a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee accepts the order.
The public offering price of Fund shares is the NAV per share, plus any applicable sales charge (before imposition of a commission, if any, charged by certain financial intermediaries on Institutional Class shares). Shares are purchased at the public offering price next determined after the Transfer Agent receives your purchase request in good order. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your purchase request in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, and (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of a Fund.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Advisor and the Board.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary. An order is deemed to be received when a Fund, a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee accepts the order.
Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, the Funds and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.
Redemptions In-Kind
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Funds. Each Fund has reserved the right to pay the redemption price of its shares in excess of $250,000 or l% of its net asset value either totally or partially, by a distribution in-kind of portfolio securities or loans (instead of cash). The securities or loans so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities or loans to cash. A redemption, whether in cash or in-kind, is a taxable event for you.

Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the Trust protocol of making such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the securities that would not be included in an in-kind distribution include (1) unregistered securities which, if distributed, would be required to be registered under the 1933 Act, as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain Fund assets that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
Class A Shares
Sales Charges and Dealer Reallowance
Class A shares of the Funds are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to a Rule 12b-1 fee (or distribution and service fee) at an annual rate of up to 0.25% of average daily net assets and a shareholder servicing plan fee at an annual rate of up 0.10% of average daily net assets, each assessed against the shares of the Funds.
If you purchase Class A shares of a Fund you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. The sales charge does not apply to shares purchased with reinvested dividends. The sales charge is calculated as follows and the dealer reallowance is as shown in the far-right column:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $100,000	3.00%	3.09%	3.00%
$100,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1 million	1.25%	1.27%	1.25%
$1 million and more	0.00%	0.00%	0.00%	(2)
(1)Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 24 months of purchase, you would pay a contingent deferred sales load of up to 1.00% of the value of the Class A shares when they were purchased or the market value at the time of redemption, whichever is less, unless the dealer of record waived its commission. A sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price.
Breakpoints/Volume Discounts and Sales Charge Waivers
Reducing Your Sales Charge. You may be able to reduce the sales charge on Class A shares of the Funds based on the combined market value of your accounts. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.
•You pay no sales charges on Fund shares you buy with reinvested distributions.
•You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 30 days of the date of the redemption.
•By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. The Transfer Agent will hold in escrow shares equal to approximately 3.00% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount. For example, an investor has $75,000 to invest in a Fund, but intends to invest an additional $2,000 per month for the next 13 months for a total of $101,000. Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 2.50% rather than 3.00%. If the investor fails to meet the intended LOI amount in the 13‑month period, however, the Funds will charge the higher sales load retroactively.
•Rights of Accumulation (“ROA”) allow you to combine Class A and Class C shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or Class C shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares or Class C shares of a Fund already owned and adding the dollar amount of your current purchase. For example, an individual has a $55,000 investment in a Fund, which was sold with a 3.00% front-end load. The investor intends to open a second account and purchase $50,000 of a Fund. Using ROA, the new $50,000 investment is combined with the existing $55,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 2.50% (rather than the 3.00% for a single transaction amount).

The term “purchase” refers to: (1) a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 purchasing Class A or Class C shares for his or their own account; (2) a single purchase by a trustee or other fiduciary purchasing Class A or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (3) a single purchase for the employee benefit plans of a single employer. The term “purchase” also includes purchases by a “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount. A “purchase” also may include Class A or Class C shares purchased at the same time through a single selected dealer of any other Shenkman Fund that distributes its shares subject to a sales charge.

The applicable Class A shares initial sales charge will be based on the total of:
i. the investor’s current purchase;

ii.the NAV (at the close of business on the previous day) of (a) all Class A and Class C shares of a Fund held by the investor and (b) all Class A and Class C shares of any other Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including shares in a money market fund advised or offered by Shenkman acquired by exchange); and

iii.the NAV of all Class A and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single “purchase.”

To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the Funds’ transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.

Eligible Accounts. Certain accounts may be aggregated for ROA eligibility, including your current investment in a Fund, and previous investments you and your primary household group have made in the Funds, provided your investment was subject to a sales charge. (Your “primary household group” includes those family members living in the same household as you, such as your spouse, domestic partner, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships). Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:
•Individual or joint accounts held in your name;
•Trust accounts for which you or a member of your primary household group, individually, is the beneficiary; and
•Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation;
The following accounts are not eligible to be included in determining ROA eligibility;
•Investments in Class A shares where the sales charge was waived.
A financial intermediary may impose different sales load discounts. Sales load discount variations specific to certain financial intermediaries are described in Appendix A to the Funds’ Prospectus.
Waiving Your Sales Charge. The Funds’ Advisor reserves the right to waive the sales charges for certain groups or classes of shareholders. If you fall into any of the following categories, you can buy Class A shares at NAV per share without a sales charge:
•Current and retired employees, directors/trustees and officers of:
◦The Trust;
◦The Advisor and its affiliates; and
◦Immediate family members of any of the above.
•Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor and its affiliates.
•Current employees of:
◦The Transfer Agent;
◦Broker-dealers who act as selling agents for the Funds/Trust; and
◦Immediate family members of any of the above living in the same household.
•Qualified registered investment advisers who buy through a broker-dealer or service agent who have entered into an agreement with the Funds’ distributor that allows for load-waived Class A shares purchases.
•Qualified broker-dealers who have entered into an agreement with the Funds’ distributor that allows for load-waived Class A shares purchases and to self-directed investment brokerage accounts that may or may not charge transaction fees to its customers.

•The Advisor’s clients, their employees and immediate family members of such employees.
The Funds also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.
Each financial intermediary may impose different sales load waivers. Investors who are converted from Institutional Class shares by their financial intermediary will not be subject to a sales load. Certain sales load waiver variations are described in Appendix A to the Funds’ Prospectus.
Class C Shares. You can buy Class C shares of the Funds at a Fund’s offering price, which is the NAV without an up-front sales charge. If you sell (redeem) your Class C shares within 18 months of purchase, you will have to pay a CDSC of 1.00% which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have appreciated to $15,000, the CDSC will be assessed on your $10,000 purchase. If that same $10,000 purchase has depreciated to $5,000, the CDSC will be assessed on the $5,000 value. For purposes of calculating the CDSC, the start of the 18-month holding period is the first day of the month in which the purchase was made. The Funds will use the first-in, first-out (“FIFO”) method when taking the CDSC.
Investments of $1 million or more for purchase into Class C shares will be rejected. Your financial intermediary is responsible for placing individual investments of $1 million or more into Class A shares.
Waiving Your CDSC. The Funds reserve the right to waive the CDSC for certain groups or classes of shareholders. If you fall into any of the following categories, you can redeem Class C shares without a CDSC:
•You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.
•You will not be assessed a CDSC on Fund shares redeemed for account and transaction fees (e.g., returned investment fee) and redemptions through a systematic withdrawal plan.
•The Transfer Agent will waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals of required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code) distributions from traditional IRAs and certain other retirement plans.
•The Transfer Agent will waive the CDSC for redemptions made in the event of the last surviving shareholder’s death or for a disability suffered after purchasing shares. (“Disabled” is defined in Internal Revenue Code Section 72(m)(7)).
•The Transfer Agent will waive the CDSC for redemptions made at the direction of the Trust in order to, for example, complete a merger or effect a Fund liquidation.
•The Transfer Agent will waive the CDSC if the dealer of record waived its commission with the Trust’s or Advisor’s approval.
The Trust also reserves the right to enter into agreements that reduce or eliminate the CDSC for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information. You must notify the Funds or your financial intermediary if you are eligible for these sales charge waivers at the time of your transaction.
A financial intermediary may impose different CDSC waivers. CDSC waiver variations specific to certain financial intermediaries are described in Appendix A to the Funds’ Prospectus.
Conversions
You may be able to convert your shares of a Fund to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met, including that you meet the then-applicable eligibility requirements for investment in the class into which you wish to convert your shares. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor specific for this purpose. Generally, Class A shares and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.
Investors who hold Institutional Class shares of a Fund through a financial intermediary’s fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program (while continuing their relationship with the financial intermediary as a brokerage client), may be subject to conversion of their Institutional Class shares by their financial intermediary to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Investors should contact their financial intermediary to obtain information about their eligibility for the financial intermediary’s fee-based program and the class of shares they would receive upon such a conversion.
If you wish to convert your shares of a Fund to a different share class of the same Fund, you must contact the Fund at 1-855-SHENKMAN (1-855-743-6562) or contact your financial intermediary. The conversion will occur at respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by a Fund. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary about any fees that it may charge. A conversion from Class A, Class C or Class F shares of a Fund to Institutional Class shares of a Fund, and a conversion from Class A or Class C shares of a Fund to Class F shares of a Fund, is not expected to result in realization of a capital gain or loss for federal income tax purposes.
DETERMINATION OF SHARE PRICE
The NAV of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for business. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The NAV is calculated by adding the value of all securities and other assets attributable to a Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s valuation designee pursuant to procedures adopted by the Advisor. The Board has designated the Advisor as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under the valuation designee’s approved procedures.
Debt securities are similarly valued under the valuation designee’s procedures, which may include independent third-party pricing services. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.
The Funds’ securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Funds anticipate that their portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Advisor.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
Distributions from net investment income will generally be made monthly and distributions from net profits from the sale of securities are generally made annually. Also, each Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions.
Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, has elected and intends to continue to be treated as a regulated investment company under Subchapter M of the Code, and to comply with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income (before the deduction for dividends paid) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes in any year. However, the Funds can give no assurances that distributions will be sufficient to eliminate all taxes in every year. To avoid a nondeductible 4% Federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 of such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Fund.
In order to qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. Each Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of a Fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Each Fund also must distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s net investment income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.
Net investment income generally consists of interest and dividend income, less expenses. Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. Capital losses sustained and not used in a taxable year may be carried forward indefinitely to offset income of the Fund in future years. At September 30, 2025, the Floating Rate Fund had tax basis capital losses to offset future gains of $23,856,280 and $831,472 for long-term and short-term capital loss carryover, respectively. At September 30, 2025, the Short Duration Fund had $28,791,563 and $10,555,272 for long-term and short-term capital loss carryover, respectively. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividend income currently eligible for taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.
Long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time a shareholder held his or her Fund shares. Capital gains distributions are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph. There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions generally are taxable when received or deemed to be received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a liability for the alternative minimum tax of a shareholder who is an individual. Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined. Investors should consider that the price of shares in a Fund may reflect the value of an upcoming dividend, which will be taxable to all shareholders of record even though it may represent a partial return of capital in an economic sense.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary dividends paid by a real estate investment trust (“REIT”) and certain income from publicly traded partnerships. Regulations recently adopted by the United States Treasury allow non-corporate shareholders of a Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements, but do not permit any such deduction with respect to publicly traded partnerships.
Each Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.
Redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon redemption or sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption or sale may be disallowed under certain wash sale rules to the extent shares of a Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
Under the Code, each Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate set under Section 3406 of the Code, in the case of non-exempt shareholders who fail to furnish the

Funds with their Social Security or taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Funds that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether received in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, estates the income of which is subject to United States federal income taxation regardless of its source, and trusts that are (1) subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) have a valid election in effect under applicable United States Treasury regulations to be treated as United States persons.
The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on a Fund’s ordinary income distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any applicable intergovernmental agreement, withholding under FATCA is required generally with respect to ordinary income distributions from a Fund. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting each Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of a Fund and the applicability of any state, local or foreign taxation. No rulings with respect to tax matters of the Funds will be sought from the Internal Revenue Service. Sullivan & Worcester has expressed no opinion in respect of the foreign or tax information in the Prospectus.
DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor in a continuous public offering of the Fund’s shares, provides certain administration services and arranges for the sale of the Fund’s shares through third parties.
The Distribution Agreement continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
For the last three fiscal years ended September 30, 2025, 2024, and 2023, the aggregate amount of underwriting commissions paid to and retained by the Distributor was $0.
RULE 12b-1 DISTRIBUTION AND SERVICE PLAN
The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class C shares of the Funds pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of 0.25% and 1.00% of the average daily net assets, respectively. The Plan provides that the Distributor may use all or any portion of such fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Plan, or to provide certain shareholder services. Amounts paid by a Fund under the Plan are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Funds’ Class A and Class C shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of a Fund. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of a Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to a Fund in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to a Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding a Fund and providing other services to a Fund as may be required.
Under the Plan, the Trustees are furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor in its capacity as the Funds’ principal underwriter, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.
While there is no assurance that the expenditures of Fund assets to finance the distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.
The following table shows the dollar amounts by category allocated to the Short Duration Fund’s Class A shares and Class C shares for distribution-related expenses:

Class A Shares

Actual 12b-1 Expenditures Paid by the Short Duration Fund During the Fiscal Year Ended September 30, 2025
Total Dollars Allocated
Advertising/Marketing	$1,174
Printing/Postage	$0
Payment to distributor	$20,730
Payment to dealers	$51,799
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$73,703

Class C Shares

Actual 12b-1 Expenditures Paid by the Short Duration Fund During the Fiscal Year Ended September 30, 2025
Total Dollars Allocated
Advertising/Marketing	$1,459
Printing/Postage	$0
Payment to distributor	$25,775
Payment to dealers	$205,006
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$232,240
As of the Funds’ fiscal year end, the Floating Rate Fund’s Class A shares and Class C shares had not yet commenced operations; therefore, no distribution and service related expenditures under the Plan were paid as of that date.
SHAREHOLDER SERVICING PLAN
Pursuant to a Shareholder Servicing Plan (the “Servicing Plan”) adopted by the Trust and established by the Funds with respect to Class A, Class C and Class F shares of the Funds, the Advisor is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”). Under the Servicing Plan, the Advisor may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Funds.
Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Fund; (2) aggregating and processing orders involving the shares of the Funds; (3) processing dividend and other distribution payments from the Funds on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Funds; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Funds to shareholders; (7) assisting shareholders in changing the Funds’ records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Funds necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Advisor may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.
As compensation for the Shareholder Servicing Activities, the Class A, Class C and Class F shares each pay the Advisor a fee at an annual rate of up to 0.10% of the class’s average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.
For the fiscal periods indicated, the Floating Rate Fund paid the following Servicing Plan fees:

	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023
Class F	$1,337	$2,258	$1,869

For the fiscal years indicated, the Short Duration Fund paid the following Servicing Plan fees:

	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023
Class A	$16,406	$17,234	$11,757
Class C	$11,846	$11,559	$7,439
Class F	$638,474	$553,756	$571,593
As of the Funds’ fiscal year end, the Floating Rate Fund’s Class A and C shares had not yet commenced operations; therefore, no servicing plan fees were paid as of that date.
MARKETING AND SUPPORT PAYMENTS
The Advisor, out of its own resources and without additional cost to the Funds or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Advisor to certain Financial Intermediaries in connection with the eligibility of each Fund to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and Financial Intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisor may pay for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Funds’ shares.
ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
FINANCIAL STATEMENTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. The Form N-CSR for the Funds for the fiscal period ended September 30, 2025, is a separate document provided upon request and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX A
Commercial Paper Ratings
Moody’s Investors Service, Inc.
Short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings (“S&P”)
Short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Corporate Bond Ratings
Moody’s Investors Service, Inc.
Long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings (“S&P”)
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

APPENDIX B
SHENKMAN CAPITAL MANAGEMENT, INC.
PROXY VOTING POLICY AND PROCEDURES
Set forth below are the policies and procedures of Shenkman with respect to proxy voting. This statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this statement expressly addresses proxy voting, the policies and procedures set forth herein generally apply to any solicitation of votes with respect to holdings in a fully discretionary Client account, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring or bank loan amendments.
I.Statement of Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Shenkman has discretion to vote the proxies of its Clients, it will handle those proxies in the best interest of its Clients and in accordance with this statement.
II.    Proxy Voting Procedures
(a)    Unless stated otherwise in a Client’s investment management agreement or offering documents, Shenkman will instruct each custodian for a discretionary Client account to deliver to Shenkman all proxy solicitation materials received with respect to the account. Shenkman will carefully consider all proxy solicitation materials and other information and facts it deems relevant in determining how to vote a proxy. If appropriate, Shenkman will vote the relevant proxy on behalf of its discretionary Client accounts. On the other hand, Shenkman may refrain from voting a proxy and provide such proxy to the Client to vote. A Portfolio Manager will make all voting decisions on behalf of a discretionary Client account based solely on his/her determination of the best interests of that Client. Shenkman will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.
(b)    Proxies received by Shenkman will be sent to the Portfolio Services Department for processing as follows:
(1)    maintain a record of each proxy received;
(2)    determine which accounts managed by Shenkman hold the security to which the proxy relates;
(3)    forward the proxy to a Portfolio Manager together with a list of accounts that hold the security, the number of votes each account controls (reconciling any duplications), and the date by which Shenkman must vote the proxy in order to allow sufficient time for the completed proxy to be returned to the issuer via the custodian prior to the vote taking place;

(4)    absent material conflicts (see Section IV), a Portfolio Manager will determine (a) whether it is appropriate to vote the proxy and (b) if appropriate, how Shenkman should vote the proxy. The Portfolio Manager will send its decision to the Portfolio Services Department, which will be responsible either (a) recording that Shenkman will not be voting the proxy or (b) completing the proxy and returning it to issuer and/or the custodian in a timely and appropriate manner.
Shenkman Compliance shall monitor that the Firm’s processing of proxy statements is handled and processed in accordance with this statement.
III.    Voting Guidelines
Shenkman will review all proxy solicitation materials it receives concerning instruments held in a discretionary Client account. Shenkman will evaluate such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Shenkman considers it appropriate and when it is reasonably available.
In the absence of specific voting guidelines from the Client, Shenkman will vote proxies in the best interests of each particular Client, which may result in different voting results for proxies for the same issuer. Shenkman believes that voting proxies in accordance with the following guidelines is in the best interests of its Clients.
Generally, Shenkman will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary Client account whose proxy is solicited because, on balance, the following factors predominate:
(a)    the proposal has a positive economic effect on shareholder value;
(b)    the proposal poses no threat to existing rights of shareholders;
(c)    the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and
(d)    the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.
Generally, Shenkman will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:
(a)    the proposal has a material adverse economic effect on shareholder value;
(b)    the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;
(c)    the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;
(d)    the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(e)    the proposal is a shareholder initiative that Shenkman believes wastes time and resources of the company or reflects the grievance of one individual.
Shenkman will ABSTAIN from voting proxies when it believes that it is appropriate. This may occur when, without limitation, Shenkman believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary Client accounts, or Shenkman believes that the cost of voting exceeds the benefit of voting (e.g., Shenkman can abstain where it believes it has a de minimis position or that voting will not have a material impact on the portfolio).
IV.    Conflicts of Interest
Due to the size and nature of Shenkman’s operations and its limited affiliations in the securities industry, Shenkman does not expect that material conflicts of interest will arise between it and a discretionary Client account over proxy voting. Shenkman recognizes, however, that such conflicts may arise from time-to-time, such as, for example, when Shenkman has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Shenkman will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Client. Under no circumstances will Shenkman place its own interests ahead of the interests of its discretionary Client accounts in voting proxies.
If Shenkman determines that the proxy voting policies do not adequately address a material conflict of interest related to a proxy, Shenkman will provide the affected Client with copies of all proxy solicitation materials received by Shenkman with respect to that proxy, notify that Client of the actual or potential conflict of interest, and of Shenkman’s intended response to the proxy request (which response will be in accordance with the policies set forth in this statement), and request that the Client consent to Shenkman’s intended response. If the Client consents to Shenkman’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice (provided that Shenkman has exercised reasonable efforts to obtain the Client’s response), Shenkman will vote the proxy as described in the notice. If the Client objects to Shenkman’s intended response, Shenkman will vote the proxy as directed by the Client.
V.    Proxy Advisors
Compliance must approve the use of any Proxy Advisory Firm or similar proxy research firm. Compliance will evaluate the capacity and competence of such advisory firm prior to engagement and periodically thereafter. Specifically, Compliance will consider whether a Proxy Advisory Firm:
•has sufficient resources;
•has an effective process for seeking input from issuers;
•has adequate disclosures as to its methodologies;
•has adequate policies and procedures to identify clients of interest;
•has adequate processes to identify potential factual errors, incompleteness, or methodological weakness; and
•agrees to notify Shenkman of any organizational or policy changes.
VI.    Disclosure
(a)    Shenkman will disclose in its Form ADV, Part 2A that Clients may contact Shenkman (via e-mail or telephone) in order to obtain information on how Shenkman voted such

Client’s proxies, and to request a copy of this statement. If a Client requests this information, Shenkman will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about: (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how Shenkman voted the Client’s proxy.
(b)    A concise summary of this statement will be included in Shenkman’s Form ADV, Part 2A, and will be updated whenever these policies and procedures are updated. Shenkman will arrange for a copy of this summary to be sent to all existing Clients as part of its annual distribution of its Form ADV, Part 2A.

SHENKMAN CAPITAL FUNDS

DISCIPLINE DRIVES PERFORMANCE®

Prospectus
January 28, 2026

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

A series of Advisors Series Trust (the "Trust")

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND	**AmeriVet Class** (AMVTX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
Shenkman Capital Short Duration High Income Fund (the “Short Duration Fund” or “Fund”)
Investment Objective
The Short Duration Fund seeks to generate a high level of current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell AmeriVet Class shares of the Short Duration Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)	AmeriVet Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.66%
Less: Fee Waiver(1)	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver	0.65%
(1)Shenkman Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Short Duration Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 0.65% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2027, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Short Duration Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the AmeriVet Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). You may be required to pay brokerage commissions on your purchases and sales of AmeriVet Class shares of the Fund, which are not reflected in this Example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
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	1 Year	3 Years	5 Years	10 Years
AmeriVet Class (if you redeem your shares at the end of the period)	$66	$210	$367	$822
Portfolio Turnover
The Short Duration Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies of the Short Duration Fund
Under normal market conditions, the Short Duration Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing fixed-income securities, bank loans and other instruments issued by companies that are rated below investment grade (i.e., “junk” bonds and loans). The Fund considers below investment grade instruments to include instruments with ratings lower than BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or that are not rated or considered by the Advisor to be equivalent to high yield instruments. The Fund generally invests in high yield instruments rated CCC or better by S&P or Caa or better by Moody’s, but retains the discretion to invest in even lower rated instruments.
The income-producing securities, bank loans and other instruments in which the Short Duration Fund invests include traditional corporate bonds, U.S. Government obligations and bank loans to corporate borrowers, and may have fixed, floating or variable rates. The Fund typically focuses on instruments that have short durations (i.e., have an expected redemption through maturity, call or other corporate action within three years or less from the time of purchase). The Fund will seek to maintain a dollar-weighted average portfolio duration of approximately three years or less. Duration is a measure of a debt instrument’s price sensitivity to yield. Higher duration indicates debt instruments that are more sensitive to interest rate changes. Bonds with shorter duration are typically less sensitive to interest rate changes. Duration takes into account a debt instrument’s cash flows over time, including the possibility that a debt instrument might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.
The Short Duration Fund may invest up to 20% of its total assets in foreign fixed-income instruments, including those denominated in U.S. dollars, such as Yankee bonds, or other currencies, and may also invest without limit in Rule 144A fixed-income securities. Additionally, the Fund may invest up to 15% of its total assets in convertible bonds, and up to 10% of its total assets in preferred stocks. The Fund may also utilize leverage of no more than 33% of the Fund’s total assets as part of the portfolio management process. Leverage is the practice of borrowing money to purchase investments, for instance, by borrowing money against a line of credit. The Fund may also create leverage by borrowing money against a margin account where the Fund’s portfolio holdings and cash serve as collateral for the loan. Additionally, from time to time the Fund may hold equity positions, particularly equity positions received as a result of a restructuring of a debt instrument held by the Fund.
The Short Duration Fund may invest up to 100% of its net assets in high-quality, short-term debt securities and money market instruments for temporary defensive purposes.
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Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Short Duration Fund. The success of the Fund cannot be guaranteed. There are risks associated with investments in the types of instruments in which the Fund invests. These risks include:
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•High Yield Risk. High yield debt obligations, including bonds and loans, rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds”) typically carry higher coupon rates than investment grade securities, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.
•Bank Loan Risk. The Short Duration Fund’s investments in secured and unsecured assignments of (or participations in) bank loans may create substantial risk.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers the Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged for payment of principal and interest. When the Fund is a participant in a loan, the Fund has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions involving floating rate loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
•Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.
•Credit Risk. The issuers of the bonds and other debt securities held by the Short Duration Fund may not be able to make interest or principal payments.
•Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risk and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
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•Impairment of Collateral Risk. The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Short Duration Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.
•Interest Rate Risk. The Fund’s investments in fixed-income instruments will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio investment in fixed-rate obligations can be expected to decline. Although the value of the Fund’s investments will vary, the fluctuations in value of the Fund’s investments in floating rate instruments should be minimized as a result of changes in market interest rates. However, because floating rates on loans and other instruments only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Fund.
•Investment Risk. The Short Duration Fund is not a complete investment program and you may lose money by investing in the Fund. The Fund invests primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Fund’s investments.
•Liquidity Risk. Low or lack of trading volume may make it difficult to sell instruments held by the Fund at quoted market prices. The Short Duration Fund’s investments may at any time consist of significant amounts of positions that are thinly traded or for which no market exists. For example, the investments held by the Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Fund is required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on the Fund’s performance.
•Leverage Risk. Leverage can increase the investment returns of the Short Duration Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.
•Initial Public Offering (“IPO”) and Unseasoned Company Risk.   The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
•Foreign Instruments Risk. Investments in foreign instruments involve certain risks not associated with investments in U.S. companies. Foreign instruments in the Short Duration Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency, foreign currency exchange controls, foreign tax issues and the risks associated with less developed custody and settlement practices.
•Management Risk. The Short Duration Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies might not work to produce the desired results. The success of the Fund is largely dependent upon the ability of the Advisor to manage the Fund and implement the Fund’s investment program. If the Fund were to lose the services of the Advisor or its
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senior officers, the Fund may be adversely affected. Additionally, if the Fund or any of the other accounts managed by the Advisor were to incur substantial losses or were subject to an unusually high level of redemptions or withdrawals, the revenues of the Advisor may decline substantially. Such losses and/or withdrawals may impair the Advisor’s ability to retain employees and its ability to provide the same level of service to the Fund as it has in the past and continue operations.
•Preferred Stock Risk.  Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities.  Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Short Duration Fund to sell these bonds.
•When-Issued Instruments Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the instruments’ delivery takes place. Additionally, failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.
•Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
•U.S. Government Obligations Risk. Certain U.S. Government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. Government, and involve increased credit risks.
Performance
The following information provides some indication of the risks of investing in the Short Duration Fund. The AmeriVet Class has not yet commenced operations. The bar chart shows the annual total returns of the Fund’s Institutional Class shares from year to year. AmeriVet Class performance reflects the performance of the Institutional Class as the Institutional Class incurs the same fees and expenses as the AmeriVet Class. The table shows how the Fund’s AmeriVet Class shares average annual returns for 1-year, 5-years, 10-years and since inception periods compare with those of broad measures of market performance and additional indices that reflect the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.shenkmancapital.com/mutual-funds/ or by calling the Fund toll-free at 1‑855-SHENKMAN (1-855-743-6562).
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Calendar Year Total Returns as of December 31 – Institutional Class

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	6/30/2020	4.27%
Lowest Return Quarter	3/31/2020	-5.15%

Average Annual Total Returns (for the periods ended December 31, 2025)	1 Year	5 Years	10 Years	Since Inception (10/31/2012)
Institutional Class(1)
Return Before Taxes	7.02%	4.46%	4.27%	3.89%
Return After Taxes on Distributions	4.62%	2.49%	2.55%	2.22%
Return After Taxes on Distributions and Sale of Fund Shares	4.11%	2.55%	2.52%	2.23%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	1.85%
ICE BofA 0-3 Year U.S. Treasury Index (G1QA) (reflects no deduction for fees, expenses or taxes)	4.86%	2.20%	1.97%	1.59%
ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index (H42C) (reflects no deduction for fees, expenses or taxes)	6.58%	4.92%	4.54%	4.26%
(1)    The Institutional Class incepted on October 31, 2012 and the AmeriVet Class has not yet commenced operations. AmeriVet Class performance reflects the performance of the Institutional Class. The AmeriVet Class and Institutional Class incur the same fees and expenses.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”). The after-tax returns are shown only for the Institutional Class; after-tax returns for the Amerivet Class will vary to the extent expenses differ. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares and provides an assumed tax deduction that benefits the investor.
Management
Investment Advisor. Shenkman Capital Management, Inc. is the Fund’s investment advisor (“Shenkman” or the “Advisor”).
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Portfolio Managers. Mark R. Shenkman, Justin W. Slatky, Jordan Barrow, Jeffrey Gallo, Nicholas Sarchese and Neil Wechsler are the co-portfolio managers primarily responsible for the day-to-day management of the Short Duration Fund. Mr. Shenkman is President and Founder of the Advisor and has managed the Fund since its inception in October 2012. Mr. Slatky is Executive Vice President and Chief Investment Officer of the Advisor and has managed the Fund since July 2016. Mr. Barrow is Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager of the Advisor and has managed the Fund since December 2019. Mr. Gallo is Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager of the Advisor and has managed the Fund since July 2022. Mr. Sarchese is Senior Vice President and Portfolio Manager of the Advisor and has managed the Fund since its inception. Mr. Wechsler is Senior Vice President, Senior Credit Analyst and Portfolio Manager and has managed the Fund since July 2019.
Purchase and Sale of Fund Shares
You may purchase or redeem AmeriVet Class shares on any business day by written request via mail (Shenkman Capital Short Duration High Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1‑855-SHENKMAN (1-855-743-6562), or through certain financial intermediaries. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.
The minimum initial and subsequent investment amounts are shown below. The minimum initial and subsequent investment amount may be waived by the Advisor.

Type of Account	To Open Your Account	To Add to Your Account
AmeriVet Class
All Accounts	$5 million	$100,000
Tax Information
The Short Duration Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Short Duration Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Short Duration Fund
Under normal market conditions, the Short Duration Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing fixed-income securities, bank loans and other instruments issued by companies that are rated below investment grade (i.e., “junk” bonds and loans). This 80% investment policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund considers below investment grade instruments to include instruments with ratings lower than BBB- by S&P or Baa3 by Moody’s, or that are not rated or considered by the Advisor to be equivalent to high yield instruments. The Fund generally invests in high yield instruments rated CCC or better by S&P or Caa or better by Moody’s but retains the discretion to invest in even lower rated instruments.
The income-producing securities, bank loans and other instruments in which the Short Duration Fund expects to invest include traditional corporate bonds, U.S. Government obligations and bank loans to corporate borrowers, and may have fixed, floating or variable rates. The Fund typically focuses on instruments that have short durations (i.e., have an expected redemption through maturity, call or other corporate action within three years or less from the time of purchase). The Fund will seek to maintain a dollar-weighted average portfolio duration of approximately three years or less. The Fund may invest up to 20% of its total assets in foreign fixed-income instruments, including those denominated in U.S. dollars, such as Yankee bonds, or other currencies, and may also invest without limit in Rule 144A fixed-income securities. Additionally, the Fund may invest up to 15% of its total assets in convertible bonds, and up to 10% of its total assets in preferred stocks. The Fund may also utilize leverage of no more than 33% of the Fund’s total assets as part of the portfolio management process. Leverage is the practice of borrowing money to purchase investments, for instance, by borrowing money against a line of credit. The Fund may also create leverage by borrowing money against a margin account where the Fund’s portfolio holdings and cash serve as collateral for the loan. Additionally, from time to time the Fund may hold equity positions, particularly equity positions received as a result of a restructuring of a debt instrument held by the Fund.
Duration is a measure of a debt instrument’s price sensitivity to yield. Higher duration indicates debt instruments that are more sensitive to interest rate changes. Bonds with shorter duration are typically less sensitive to interest rate changes. For example, if a bond has a duration of 5 years, a 1% rise in interest rates would result in a 5% decline in value. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in value. Duration takes into account a debt instrument’s cash flows over time including the possibility that a debt instrument might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond’s maturity and its duration. A 5% coupon bond having a ten-year maturity will have a duration of approximately 7.8 years. Similarly, a 5% coupon bond having a three-year maturity will have a duration of approximately 2.8 years.
Principal Investment Strategies
In selecting the Fund’s investments, the Advisor will employ a multi-faceted, “bottom up” investment approach that utilizes certain proprietary analytical tools developed by the Advisor in connection with its analysis of debt instruments. These tools include: (1) Quadrant Analysis, and (2) C.Scope®. The Advisor believes these tools are integral in assessing the potential risk of each investment. These tools also assist the Advisor in identifying companies that it believes are likely to have the ability to meet their interest and principal payments on their debt instruments.
The Advisor’s “Quadrant Analysis” is predicated on its belief that the high yield market is comprised of four distinct sectors (or “Quadrants”), each of which represents the degree of credit risk associated with
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an investment. The Advisor generally assigns a “Quadrant” to each investment based upon the amount of debt the company has outstanding and its ability to generate cash flow. The Advisor allocates investments among the four Quadrants based upon its outlook for risk in the economy and the high yield market. The C.Scope® tool is a numerical scoring system that ranks a proposed investment based on certain criteria, including the company’s financial condition, management and industry ranking. Investments made by the Advisor with respect to the Fund are categorized into a Quadrant and assigned a C.Scope® score.
The Advisor’s investment philosophy is predicated on the following principles:
•Drive performance through a combination of compounding interest income and maintaining a low default rate;
•Protect capital by minimizing losses when credit fundamentals deteriorate;
•Base investment decisions on in-depth, bottom-up fundamental credit analysis;
•Diversify portfolios by issuer, industry and security type;
•Meet or communicate directly with the issuer’s senior management;
•Monitor credits on a systematic basis;
•Deliberate credit issues among the investment team;
•Avoid or de-emphasize industries with historically high default rates; and
•Avoid or de-emphasize small, illiquid issues.
The Advisor believes that good investment ideas are the result of the careful collection and synthesis of information about each issuer and a disciplined investment process. Investment candidates are analyzed in depth at a variety of risk levels. Investments are not made on the basis of one single factor. Rather, investments are made based on the careful consideration of a variety of factors, including:
•Analyses of business risks (including leverage and technology risk) and macro risks (including interest rate trends, capital market conditions and default rates);
•Assessment of the industry’s attractiveness and competitiveness;
•Evaluation of the business, including core strengths and competitive weaknesses;
•Qualitative evaluation of the management team, including, where possible, in-person meetings or conference calls with key managers; and
•Quantitative analyses of the company’s financial statements.
The Advisor’s longstanding investment philosophy integrates environmental, social and governance (“ESG”) factors into its overall credit research process. As part of its investment process, the Advisor seeks to consider all meaningful risks or opportunities that may have an impact on a company’s future prospects, operating performance or valuation, including those related to ESG. Such risks and opportunities include the company’s ability to (i) effectively manage any potential environmental issues; (ii) operate with the highest levels of integrity and social responsibility, and (iii) exhibit good governance practices.  Management engagement and capital markets dialogue are critical to the Advisor’s assessment. ESG factors are not stand-alone considerations in the Advisor’s investment process, but are instead woven into the process in the following ways:
•The Advisor’s analysts typically speak to and evaluate the quality of management before any
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investment. The Advisor’s proprietary management checklist is designed to evaluate governance and management integrity;
•The Advisor’s proprietary risk assessment checklist seeks to quantify both quantitative and qualitative risk factors;
•Key risk factors quantified by the Advisor’s analysts are often important ESG variables to consider;
•The Advisor’s proprietary financial models seek to quantify the impact of many ESG risk factors; and
•The Advisor’s proprietary C. Scope® score aims to assess all risk factors, including those related to ESG, that can impact credit quality.
The Advisor’s ESG checklist pulls together all the factors listed above and is used to understand the overall creditworthiness of an investment.
Credit reviews are required in the Advisor’s traditional strategies through the identification of four red flags. The four red flags that require Portfolio Manager review are Fundamental Risk (based on a decline in our proprietary C.Scope® score), Quantitative Risk (based on a change to a lower Quadrant using our proprietary Quadrant analysis), Price Risk (based on a specified percentage decline in market price), and Management Risk (based on a change to management’s stated strategic direction or failure to make good on promises). The Advisor views this process as a critical tool in recognizing changing creditworthiness early within its portfolios.
Temporary Defensive Investment Strategies
For temporary defensive purposes in response to adverse market, economic, political or other conditions, the Advisor may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.
Principal Risks of Investing in the Fund
The Fund’s investment objective described in the Summary Section is non-fundamental and may be changed without shareholder approval upon 60 days’ written notice to shareholders. There is no assurance that the Fund’s investment objective will be achieved. Because prices of securities fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes. The Fund is not a complete, balanced investment plan, and the risk exists that you could lose all or a portion of your investment in the Fund. A detailed description of the related risks of investing in the Fund that may adversely affect the Fund’s net asset value (“NAV”) or total return is discussed below.
Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for
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inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

The effects of any future pandemic or other global event to public health and business and market conditions may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund’s, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

High Yield Risk. Bonds and loans rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds or loans”) typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans. Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality instruments, which may limit the Fund’s ability to sell such instruments at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated instruments may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
Bank Loan Risk. The Fund’s investments in assignments of secured and unsecured bank loans may create substantial risk.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest.  If the Fund does not receive scheduled interest or principal payments on such indebtedness, such Fund’s share price could be adversely affected.  The Fund may invest in loans that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loans of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund. The Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale (i.e., more than seven days after the sale). As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal
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securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
Counterparty Risk. The Fund may establish relationships to obtain financing and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time. However, there can be no assurance that the Fund will be able to establish or maintain such relationships, which could prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing and prime brokerage services provided by any such relationships could have an impact on the Fund’s business due to the Fund’s reliance on such counterparties.
When the Fund enters into a contract directly with dealer counterparties, the Fund is exposed to the risk that a counterparty will not settle a transaction in accordance with its terms because of a solvency or liquidity problem with the counterparty. Delays in settlement may also result from disputes over the terms of the contract (whether or not bona fide). In addition, the Fund may have a concentrated risk in a particular counterparty, which may mean that if such counterparty were to become insolvent or have a liquidity problem, losses would be greater than if the Fund had entered into contracts with multiple counterparties. If there is a default by a counterparty, the Fund under most normal circumstances will have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Fund being less than if the Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. In such case, the recovery of the Fund’s collateral from such counterparty or the payment of claims therefor may be significantly delayed and the Fund may recover substantially less than the full value of the collateral entrusted to such counterparty. In addition, there are a number of proposed rules that, if they were to go into effect, may impact the laws that apply to insolvency proceeding and may impact whether the Fund may terminate its agreement with an insolvent counterparty.
Credit Risk. A company may not be able to repay its debt. The Fund invests primarily in “high yield” securities and loans (i.e., rated below Baa3 or BBB- by one or more nationally recognized statistical rating organizations or are unrated but are of comparable credit quality to obligations rated below investment-grade). High yield securities and loans have greater credit risk than more highly rated debt obligations and have a greater possibility that an adverse change in the financial condition of the issuer or the economy may impair the ability of the issuer to make payments of principal and interest. Bankruptcy and similar laws applicable to issuers of the high yield securities and loans may also limit the amount of the Fund’s recovery if the issuer becomes insolvent. High yield securities and loans have historically experienced greater default rates than has been the case for investment-grade securities.
Impairment of Collateral Risk. The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.
Interest Rate Risk. The Fund’s investments in fixed-income instruments will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio investment in fixed-rate obligations can be expected to decline. Although the value of the Fund’s investments will vary, the fluctuations in value of the Fund’s investments in floating rate instruments should be minimized as a result of changes in market interest rates. However, because floating rates on loans and other instruments only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Fund.
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Over the past several years, the Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the Federal Reserve, which has raised, and may continue to raise, interest rates. If interest rates rise, the Fund’s yield may not increase proportionately, and the maturities of fixed income securities that have the ability to be prepaid or called by the issuer may be extended. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Investment Risk. The Fund is not a complete investment program and you may lose money by investing in the Fund. The Fund invests primarily in debt obligations issued by non-investment grade companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Fund’s investments. Prices of the investments held by the Fund may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Fund’s activities and the value of its investments.
Liquidity Risk. Low or lack of trading volume may make it difficult to sell instruments held by the Fund at quoted market prices. The Fund’s investments may at any time consist of significant amounts of positions that are thinly traded or for which no market exists. For example, the investments held by the Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Fund is required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on the Fund’s performance.
Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future.  The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk.  If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.
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Foreign Instruments Risk. Foreign companies may differ from domestic companies in the same industry.  Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to U.S. companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  Investment in foreign issuers includes risks such as less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s’ investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; less developed legal structures governing private or foreign investment; and the imposition of foreign exchange limitations (including currency blockage). The exchange rates between the U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of the Fund’s investments.
Management Risk. The Fund is an actively managed portfolio The Advisor’s management practices and investment strategies might not work to produce the desired results. The success of the Fund is largely dependent upon the ability of the Advisor to manage the Fund and implement the Fund’s investment program. If the Fund were to lose the services of the Advisor or its senior officers, the Fund may be adversely affected. Additionally, if the Fund or any of the other accounts managed by the Advisor were to incur substantial losses or were subject to an unusually high level of redemptions or withdrawals, the revenues of the Advisor may decline substantially. Such losses and/or withdrawals may impair the Advisor’s ability to retain employees and its ability to provide the same level of service to the Fund as it has in the past and continue operations.
Market Risk. The prices of some or all of the instruments in which the Fund invests may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers. The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, commodity prices, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of the prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets. There can be no assurance that what is perceived as an investment opportunity will not, in fact, result in substantial losses. There is more risk that prices will go down for investors investing over short time horizons.
Leverage Risk. Any event that adversely affects the value of an investment, either directly or indirectly would be magnified to the extent that leverage is used. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing leverage could result in a loss to the Fund that would be greater than if leverage were not employed. Additionally, any leverage obtained, if terminated on short notice by the lender, could result in the Fund being forced to unwind positions quickly and at prices below what the Fund deems to be fair value for the positions.
Preferred Stock Risk.  The value of preferred stocks may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.
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Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.
U.S. Government Obligations Risk. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund may be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.
Initial Public Offering (“IPO”) and Unseasoned Company Risk.   The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. If the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).
When-Issued Instruments Risk. When-issued instruments involve the risk that the price or yield obtained in a transaction (and therefore the value of an instrument) may be less favorable than the price or yield (and therefore the value of an instrument) available in the market when the instruments’ delivery takes place. In addition, when the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.
Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
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PORTFOLIO HOLDINGS INFORMATION
A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website, www.shenkmancapital.com/mutual-funds/.
MANAGEMENT OF THE FUND
Investment Advisor
The Fund’s investment advisor, Shenkman Capital Management, Inc., 151 West 42nd Street, 29th Floor, New York, New York 10036, is an SEC registered firm formed in 1985. Since its inception, the Advisor’s business has been dedicated to researching and investing across the entire capital structure of highly levered companies (i.e., “high yield” companies). As of December 31, 2025, the Shenkman Group of Companies managed approximately $37.8 billion in assets under management.1 The Shenkman Group of Companies consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.
The Advisor is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies.  The Advisor also furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Fund. As compensation, the Short Duration Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.55% of the Fund’s average daily net assets.
For the fiscal year ended September 30, 2025, the Advisor received management fees of 0.54% of the Short Duration Fund’s average daily net assets, after any recoupment/waivers.
A discussion regarding the basis of the Board’s approval of the Fund’s investment advisory agreement is included in the Fund’s semi-annual report for the period ended March 31, 2025.
In addition to the Fund, the Advisor manages another mutual fund as a series of the Trust, offered in a different prospectus. The two Shenkman Funds do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
Portfolio Managers
The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mark R. Shenkman, President and Founder
Mark R. Shenkman founded Shenkman Capital Management, Inc. in 1985 and is the firm’s President and Founder. With 56 years of investment experience, and 48 years of high yield investment experience, he is considered one of the pioneers of the high yield bond and loan markets. He is a co-author of two textbooks on the high yield market, entitled High Yield Bonds: Market Structure, Portfolio Management and Credit Risk Modeling (McGraw Hill, 1999) and Leveraged Financial Markets (McGraw Hill, 2010). Mr. Shenkman was President and Chief Investment Officer of First Investors Asset Management in New York. He also was Co-Manager and Vice President of the High Yield Bond Department at Lehman Brothers Kuhn Loeb in New York, where he established one of Wall Street’s earliest departments
1 The Shenkman Group’s assets under management represent approximately $34.7 billion managed by Shenkman Capital Management, Inc., and approximately $3.1 billion managed by Romark CLO Advisors LLC. 1
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dedicated to the research, selling and trading of high yield securities. Mr. Shenkman was a research analyst and a portfolio manager at Fidelity Management and Research Company in Boston. From 1978 to 1979, he managed the first high yield bond mutual funds at Fidelity. Additionally, Mr. Shenkman is actively involved in not-for-profit and philanthropic activities, including as an emeritus member of the Board of Directors of the UCONN Foundation and former Chairman of the Board; a Board of Trustee Emeritus at The George Washington University; Vice Chairman of the Board at Wilbraham & Monson Academy since 1969; and is a Board of Advisor Emeritus at the College of William and Mary, Mason School of Business. Mr. Shenkman received a BA in Political Science from the University of Connecticut (1965) and an MBA from The George Washington University (1967). From 1967 to 1969, Mr. Shenkman served as a First Lieutenant in the U.S. Army Computer Systems Command. Mr. Shenkman also received a Doctor of Humane Letters, honoris causa, from the University of Connecticut (2007). In 2018, the Fixed Income Analyst Society (FIASI) inducted Mr. Shenkman into its Hall of Fame. In 2023, he received a Lifetime Achievement Award from the Museum of American Finance.

Justin W. Slatky, Executive Vice President and Chief Investment Officer
Justin W. Slatky joined the Advisor in 2011. He has 26 years of investing experience in high yield and distressed securities. Prior to joining the Advisor, Mr. Slatky was Co-Head and Managing Director of the Distressed Bond business in New York and London for Goldman Sachs. He was also a member of the Credit Investment Committee charged with reviewing proprietary investments within the Credit Department. Before joining the distressed bond business in 2002, Mr. Slatky was a telecom high yield analyst and a recipient of Institutional Investor’s Runner-Up award. He joined Goldman Sachs from Credit Suisse First Boston in 1999. Mr. Slatky graduated magna cum laude with a BS in Economics (1998) and an MBA (1999) from The Wharton School at the University of Pennsylvania.

Jordan Barrow, CFA, Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager
Jordan Barrow joined the Advisor in 2004. He has over 21 years of leveraged finance investing experience and has been a portfolio manager since 2011. Mr. Barrow has experience managing portfolios for the firm’s High Yield, Short Duration, and Convertible strategies. He started his career as a high yield research analyst specializing in Healthcare and has also covered Retail, Technology and Service Industries. In 2010, Mr. Barrow was instrumental in launching the firm’s Short Duration High Yield Strategy. He was also key in the launches of the Global Convertible and Investment Grade Convertible Strategies, in 2015 and 2014, respectively. Mr. Barrow is a member of the Advisor’s Risk Committee and currently serves on the board of the Friends of Mount Sinai Health System. Mr. Barrow received a BA degree in Economics and International Relations from the University of Pennsylvania. In addition, he is a CFA charterholder (2007).

Jeffrey Gallo, CFA, Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager
Jeffrey Gallo joined the Advisor in 2005. He has over 25 years of leveraged finance investing experience and has been a portfolio manager since 2013. Mr. Gallo has experience managing portfolios for the firm’s Loan, High Yield, and Multi-Asset Credit strategies. He is a shareholder of the firm and serves as a member of the Advisor’s Risk Committee, Valuation Committee, and Liquidity Committee. Mr. Gallo previously worked at Invesco and J&W Seligman & Co. as a Senior Credit Analyst from 2001 to 2005 and began his career in high yield as an analyst at Credit Suisse First Boston / Donaldson Lufkin & Jenrette where he worked from 2000 to 2001. Mr. Gallo graduated cum laude with a BS degree in Finance and Management from New York University’s Leonard N. Stern School of Business (2000). In addition, he is a member of the CFA Institute and CFA Society New York.

Nicholas Sarchese, CFA, Senior Vice President and Portfolio Manager
Nicholas Sarchese joined the Advisor in 2003. He has 30 years of investment experience in fixed income
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research including 26 years of high yield research experience. Nicholas joined the Advisor from Credit Suisse First Boston / Donaldson Lufkin & Jenrette where he worked from 1997 to 2002 as an analyst on their high yield and investment grade research teams focused on media and telecommunications. From 1995 to 1997, he was a Senior Associate at Moody’s Investors Service in their Corporate Ratings and Analysis group. Mr. Sarchese received a BS degree in Finance and Management from New York University’s Stern School of Business (1995) and is a CFA charterholder (2001). He is a member of the CFA Institute and CFA Society New York.

Neil Wechsler, CFA, Senior Vice President, Senior Credit Analyst and Portfolio Manager
Neil Wechsler joined the Advisor in 2002. He has 27 years of investment experience including 23 years of high yield research experience. Prior to joining the Advisor, Mr. Wechsler was a Summer Associate at Goldman Sachs Asset Management, where he worked on their high yield and investment grade research teams. In 2000, Mr. Wechsler was an Associate at Credit Lyonnais Securities in their Asset Backed Securities group. From 1998 to 2000, Neil worked at Duff & Phelps Credit Rating Co. as an Analyst in their Structured Finance group. Mr. Wechsler received a BS degree in Business Administration from the university at Albany (1996) and a MBA from New York University (2002). Mr. Wechsler is a CFA charterholder (2003) and a member of the CFA Institute and CFA Society New York.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.
Other Service Providers
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”), provides certain administration, fund accounting and transfer agency services to the Fund. U.S. Bank N.A., an affiliate of the Transfer Agent, serves as the custodian to the Fund.
Fund Expenses
The Fund is responsible for its own operating expenses, which may include Rule 12b-1 fees, shareholder servicing plan fees, custodian fees, taxes, transfer agency fees, interest and other customary Fund expenses. However, the Advisor has contractually agreed to waive all or a portion of its management fees and pay Short Duration Fund expenses in order to limit the Fund’s aggregate annual operating expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing plan fees, and any other class-specific expenses) through at least January 27, 2027 to the amounts listed below:

Fund	Expense Cap
Short Duration Fund	0.65%

The term of the Fund’s operating expenses limitation agreement, subject to its annual approval by the Board, is indefinite, and it can only be terminated by the Board. Any waiver in management fees or payment of Fund expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests. This recoupment may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap. The Advisor may request recoupment for management fee waivers and Fund expense payments made for 36 months from the date the fees were waived and expenses were paid. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.
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SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Fund are sold at the NAV per share, plus any applicable sales charge and before imposition of a commission, if any, charged by certain financial intermediaries on AmeriVet Class shares. The NAV per share is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). The NAV per share is determined by dividing the Fund’s NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures adopted by the Advisor. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board has designated the Advisor as its “valuation designee” under Rule 2a-5 of the Investment Company Act of 1940, as amended (the “1940 Act”), subject to its oversight.
Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Advisor anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
Your Account with the Fund
Set forth below is information about the manner in which the Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus.
Description of AmeriVet Class
This prospectus offers the AmeriVet Class of shares for the Fund.
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AmeriVet Class
Maximum Sales Charge	None
Contingent Deferred Sales Charge	None
Redemption Fee	1.00%/30 day holding period
Distribution and Service (Rule 12b-1) Fees	None
Shareholder Servicing Plan Fee	None

The AmeriVet Class of shares is offered without any sales charge on purchases or sales and without any ongoing distribution and service (Rule 12b-1) or shareholder service fee. The minimum initial investment for AmeriVet Class shares is $5 million. The minimum investment amount may be waived by the Advisor. If you purchase AmeriVet Class shares, you will pay the NAV per share next determined after your order is received.
Certain financial intermediaries may charge brokerage commissions on your purchases and sales of AmeriVet Class shares. For some financial intermediaries, you may only open an account and purchase AmeriVet Class shares through fee-based programs of financial intermediaries that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special agreements with, the Distributor, to offer shares to self-directed investment brokerage accounts that may charge a transaction fee, or through other financial intermediaries approved by the Distributor. AmeriVet Class shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in AmeriVet Class shares in these programs may be required to pay a commission and/or other forms of compensation to the financial intermediary. Shares of the Fund are available in other share classes that have different fees and expenses. AmeriVet Class shares are offered primarily to shareholders introduced to the Fund by AmeriVet Securities, Inc., a broker-dealer who will receive compensation from Shenkman for assets invested in the Fund.

The Fund does not subject purchases of AmeriVet Class shares to a front-end sales charge. The financial intermediaries that have an agreement with the Distributor to sell AmeriVet Class shares may impose a transaction fee and other ongoing fees on shareholders purchasing AmeriVet Class shares. Consult a representative of your financial intermediary regarding transaction fees and other ongoing fees that may be imposed by your financial intermediary and waivers of transaction fees that may be available from your financial intermediary.

How to Buy Shares
Minimum Investment. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
AmeriVet Class
All Accounts	$5 million	$100,000
The Fund’s minimum investment requirements may be waived from time to time by the Advisor in its discretion, including, but not limited to, for the following types of shareholders.
•current and retired employees, directors/trustees and officers of the Trust, the Advisor and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
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•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Advisor and its affiliates;
•current employees of the Transfer Agent, broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Advisor and the immediate family members of any of them;
•existing clients of the Advisor, their employees and immediate family members of such employees;
•registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor; and
•qualified broker-dealers who have entered into an agreement with the Fund’s distributor.
Initial Purchases. To buy shares of the Fund for the first time, you must complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. Account applications are available on the Fund’s website at: www.shenkmancapital.com/mutual-funds/ or by calling 1‑855-SHENKMAN (1-855-743-6562).
Additional Purchases. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from the most recent confirmation statement received from the Fund’s Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.
Payment Information. You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1‑855-SHENKMAN (1-855-743-6562). The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”
All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.
General Information. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must provide your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) if you need additional assistance when completing your account application.
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If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Shares of the Fund have not been registered for sale outside of the United States. The Trust generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Shenkman Capital Short Duration High Income Fund, to the Transfer Agent at the following address:
Shenkman Capital Short Duration High Income Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
Shenkman Capital Short Duration High Income Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307
Note:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Purchasing Shares by Telephone
If you accepted telephone privileges on your account application, and your account has been open for seven business days, you may purchase additional shares by calling the Fund toll-free at 1‑855-SHENKMAN (1-855-743-6562). You may not make your initial purchase of the Fund’s shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
Purchasing Shares by Wire Transfer
If you are making your initial investment in the Fund, the Transfer Agent must have previously received a completed account application. You can mail or deliver overnight your account application to the
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Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund(s), your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Shenkman Capital Short Duration High Income Fund
Shareholder Registration: __________________
Shareholder Account Number: ________________
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562). Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of shares of the Fund at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) with any questions. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1‑855-SHENKMAN (1-855-743-6562) for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.
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Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold Federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. If you hold your shares through an IRA or other retirement plan account, you may redeem shares by telephone. Investors will be asked whether or not to withhold Federal income taxes from any distribution.
Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell their shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the applicable price next calculated by the Fund. Brokers may be authorized by the Fund’s principal underwriter to designate other brokers and financial intermediates to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund, a Broker or, if applicable, a Broker’s authorized designee accepts the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. Either the Fund or the Advisor may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Shenkman Capital Short Duration High Income Fund	Shenkman Capital Short Duration High Income Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
NOTE:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
By Telephone
If you accepted the telephone privileges on your account application, you may redeem your shares for amounts up to $100,000, by calling the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) before the close of trading on the NYSE (which is generally 4:00 p.m., Eastern Time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank
25

account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for complete redemptions and share specific trades. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been placed, it may not be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time).
Payment of Redemption Proceeds
As discussed above, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Fund typically expects that it will take one to three days following the receipt of your redemption request in good order, to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if sending proceeds earlier could adversely affect the Fund. If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your purchase amount has cleared, whichever occurs first.
The Fund typically expects that the Fund will hold cash or other liquid investments to meet redemption requests. The Fund may also use the proceeds from the sale of other portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual market conditions.
The Fund reserves the right to redeem in-kind as described under “Redemption ‘In-Kind’” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind are typically only used in unusual market conditions. The Fund has in place lines of credit that may be used to meet redemption requests during unusual market conditions.
Systematic Withdrawal Plan
As another convenience, you may redeem the Fund’s shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $50,000 for the Fund and each withdrawal amount must be for a minimum of $1,000. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Fund.
You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at:
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Regular Mail	Overnight Express Mail
Shenkman Capital Short Duration High Income Fund	Shenkman Capital Short Duration High Income Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish an SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562).
Redemption “In-Kind”
The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. A redemption, whether in cash or in-kind, would be a taxable event for you. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.
Signature Guarantees
A signature guarantee, from either a Medallion program member or non-Medallion program member, is required in the following situations:
•When ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $100,000 from any shareholder account.
In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances. Non-financial transactions, including establishing or modifying certain services on an account, may also require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
Other Information about Redemptions
Involuntary Redemption. The Fund may redeem the shares in your account if the value of your account is less than $1 million for AmeriVet Class shares as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than the applicable amount described above before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring
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the value of your account to at least the applicable amount described above before the Fund takes any action.
Withholding Taxes. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
Redemption Fees. The sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed within 30 days or less from the date of purchase. See “Tools to Combat Frequent Transactions” for more information about redemption fees.
DIVIDENDS AND DISTRIBUTIONS
The Fund will generally make distributions of any net investment income monthly and any realized net capital gains at least annually. The Fund may make an additional payment of net investment income or distribution of capital gains if it deems it desirable at any other time of the year.
All distributions will be reinvested in the same class of such Fund’s shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. You may change your dividend and capital gains distribution option in writing or by telephone at least five days prior to the distribution. Dividends are taxable whether received in cash or reinvested in additional shares.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in an economic sense, a partial return of capital to you.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
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Redemption Fees. The Fund charges a 1.00% redemption fee on the redemption of Fund shares held for 30 days or less. This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends or through shares associated with any of the Fund’s systematic programs. Although the Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.
The Fund’s redemption fee will not apply to broker wrap-fee programs. Additionally, the Fund’s redemption fee will not apply to the following types of transactions:
•premature distributions from retirement accounts due to the disability or death of the shareholder;
•minimum required distributions from retirement accounts;
•redemptions resulting in the settlement of an estate due to the death of the shareholder;
•shares acquired through reinvestment of distributions (dividends and capital gains); and
•redemptions initiated through an automatic withdrawal plan.
Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act, the Fund’s distributor, Quasar Distributors, LLC (“Quasar” or the “Distributor”), on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Advisor has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service, if applicable, does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Fund does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the
29

market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Advisor. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. The Board has designated the Advisor as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed-income securities that have gone into default and for which there is not a current market value quotation.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”
TAX CONSEQUENCES
The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its taxable income as required by the tax law and satisfies certain other requirements that are described in the SAI.
The Fund typically makes distributions of dividends and capital gains. Dividends are taxable to you as ordinary income (or in some cases as qualified dividend income) depending on the source of such income to the Fund and the holding period of the Fund for its dividend-paying securities and of you for your Fund shares. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Distributions will be taxable to you even if made during periods in which the Fund’s share price has declined. Due to the nature of the Fund’s investments, it is not anticipated that much, if any, of the dividends from the Fund will be qualified dividend income eligible for taxation at long-term capital gain rates for individual investors. A 3.8% surtax applies to net investment income (which generally will include dividends and capital gains from an investment in the Fund) of shareholders with adjusted gross incomes over $200,000 for single filers and $250,000 for married joint filers. Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in the following January are taxable as if received the prior December.
By law, the Fund must withhold as backup withholding, at a rate under section 3406 of the Code, from your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.
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Sale of your Fund shares is a taxable event for you. Depending on the purchase and sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.
Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making their investment decisions. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.
DISTRIBUTION OF FUND SHARES
Shares of the Fund are offered on a continuous basis.
Quasar Distributors, LLC, is the distributor for the shares of the Fund. Quasar may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc.

Service Fees – Other Payments to Third Parties
The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
General Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•Reject any purchase request for any reason. Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);
•Redeem all shares in your account if your balance falls below $1 million for AmeriVet Class shares due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV; and
•Reject any purchase or redemption request that does not contain all required documentation.
If you elect telephone privileges on the account application, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot
31

be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time).
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “How to Buy Shares.”
Your financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your financial intermediary for details.
Lost Shareholders, Inactive Accounts and Unclaimed Property.  It is important that the Fund maintains a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1-855-SHENKMAN (1-855-743-6562) at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Fund Mailings
Statements and reports that the Fund sends to you include the following:
•Confirmation statements (after every transaction that affects your account balance or your account registration);
•Annual and semi-annual shareholder reports (every six months); and
•Quarterly account statements.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements, proxy statements and certain other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1‑855-SHENKMAN (1-855-743-6562) to request individual copies of documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
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INDEX DESCRIPTIONS
Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
The ICE BofA 0-3 Year U.S. Treasury Index (G1QA) tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. Government in its domestic market with maturities less than three years.*
The ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index (H42C) consists of all securities in the ICE BofA BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the ICE BofA U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The ICE BofA U.S. High Yield Index (H0A0) tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.*
Referenced indices are unmanaged, not available for direct investment and do not reflect deductions for fees, expenses or taxes.
____________________________
*Any information in these materials from ICE Data Indices, LLC (“ICE BofA”) was used with permission. ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OF SERVICES.

33

FINANCIAL HIGHLIGHTS
Financial highlights for the Fund’s AmeriVet Class of shares are not available at this time because the AmeriVet Class had not commenced operations prior to the date of this Prospectus. The Fund’s Institutional Class incurs the same fees and expenses as the Fund’s AmeriVet Class. The financial highlights table below is intended to help you understand the Fund’s Institutional Class financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

For a share outstanding throughout each year

Short Duration Fund – Institutional Class	Year Ended September 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.87	$9.57	$9.29	$10.07	$9.92

Income from investment operations:
Net investment income(1)	0.56	0.57	0.49	0.33	0.29
Net realized and unrealized gain/(loss) on investments	0.02	0.30	0.27	(0.79)	0.15
Total from investment operations	0.58	0.87	0.76	(0.46)	0.44

Less distributions:
From net investment income	(0.56)	(0.57)	(0.48)	(0.32)	(0.29)
Total distributions	(0.56)	(0.57)	(0.48)	(0.32)	(0.29)

Redemption fees retained(1)(2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$9.89	$9.87	$9.57	$9.29	$10.07

Total Return	6.09%	9.28%	8.32%	-4.62%	4.47%

Supplemental Data and Ratios:
Net assets, end of year (thousands)	$919,253	$1,048,797	$724,207	$719,148	$620,753

Ratio of expenses to average net assets:
Before advisory fee recoupment/waiver	0.66%	0.68%	0.65%	0.66%	0.67%
After advisory fee recoupment/waiver	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets:
Before advisory fee recoupment/waiver	5.70%	5.77%	5.07%	3.38%	2.89%
After advisory fee recoupment/waiver	5.71%	5.80%	5.07%	3.39%	2.91%

Portfolio turnover rate	72%	59%	51%	50%	80%
(1)Based on average shares outstanding.
(2)Amount is less than $0.01 per share.

34

Advisor
Shenkman Capital Management, Inc.
151 West 42nd Street, 29th Floor
New York, NY 10036
Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101
Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102
Legal Counsel
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, New York 10020

Fund	AmeriVet Class Shares
Shenkman Capital Short Duration High Income Fund
Ticker Symbol	AMVTX
CUSIP	00770X238
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PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:
•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others.
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

PN-1

Shenkman Capital Short Duration High Income Fund
FOR MORE INFORMATION
You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”) and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
The SAI and the Shareholder Reports are available free of charge on the Fund’s website at www.shenkmancapital.com/mutual-funds/. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1‑855-SHENKMAN (1-855-743-6562) or by writing to:
Shenkman Capital Short Duration High Income Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
Reports and other information about the Fund are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)

SHENKMAN CAPITAL FUNDS

DISCIPLINE DRIVES PERFORMANCE®

Statement of
Additional Information
January 28, 2026

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

A series of Advisors Series Trust (the "Trust")

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND	**AmeriVet Class** (AMVTX)

This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus for the Shenkman Capital Short Duration High Income Fund's (the "Short Duration Fund") AmeriVet Class shares dated January 28, 2026, as may be revised (the "Fund"), a series of Advisors Series Trust (the "Trust"). Shenkman Capital Management, Inc., (the "Advisor") is the Fund's investment advisor. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number to the left or by visiting the Fund's website at www.shenkmancapital.com/mutual-funds/.

The Fund's audited financial statements and notes thereto for the fiscal period ended September 30, 2025, are included in the Fund's Form N-CSR for the fiscal period ended September 30, 2025 and are incorporated by reference into this SAI. A copy of the annual report and semi-annual report may be obtained without charge by calling or writing the Fund as shown to the left or by visiting the Fund's website at www.shenkmancapital.com/mutual-funds/.

THE TRUST
The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on October 3, 1996, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the AmeriVet Class of shares of the Fund.
The Short Duration Fund commenced operations on October 31, 2012. The Fund offers Class A, Class C, Class F and Institutional Class shares through a separate prospectus and statement of additional information, each dated January 28, 2026.
Registration with the SEC does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
INVESTMENT POLICIES
The discussion below supplements information contained in the Fund’s Prospectus as to the investment policies and risks of the Fund.
Diversification
The Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security, and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not or could not buy. If this happens the Fund would sell such investments as soon as practicable, subject to then-existing market conditions and liquidity as well as the Advisor’s compliance policies and procedures, while trying to maximize the return to its shareholders.

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Market and Regulatory Risk
Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:
Fixed-Income Instruments
The market value of the fixed-income investments in which the Fund may invest will change in response to interest rate changes and other factors. During periods of declining interest rates, the values of outstanding fixed-income instruments generally rise. Conversely, during periods of rising interest rates, the values of such instruments generally decline. Moreover, while instruments with longer maturities tend to produce higher yields, the prices of longer maturity instruments are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed-income instrument and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these instruments will not necessarily affect cash income derived from these instruments but will affect the Fund’s net asset value (“NAV”). Additional information regarding fixed-income instruments is described below:
•Duration. Duration is a measure of the expected change in value of a fixed-income instrument for a given change in interest rates. For example, if interest rates changed by one percent, the value of an instrument having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.
•Variable and Floating Rate Instruments. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these instruments may be

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reset daily, weekly, quarterly, or some other reset period, and may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such instrument.
Yankee Bond Obligations
Yankee bond obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.
Corporate Debt Obligations
The Fund may invest in corporate fixed-income securities and loans of any maturity or credit quality. Bonds and loans rated below BBB by S&P Global Ratings (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), commonly referred to as “junk bonds or loans,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans. Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality instruments, which may limit the Fund’s ability to sell such instruments at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
High Yield and Other Securities and Loans
The Fund will invest in fixed-income securities and loans that are rated below investment grade or non-rated. Investments in high yield debt (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated instruments, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds or loans.” Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated instruments. Lower grade, fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.
The Fund may purchase unrated securities and loans. Unrated debt may be less liquid than comparable rated securities or loans and involve the risk that the portfolio manager may not accurately evaluate the instruments’ comparative credit ratings.
The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and loans and their markets, as well as on the ability of their respective issuers to repay principal and interest. Issuers of high yield debt may be of low creditworthiness and the high yield securities or loans may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities and loans may have greater potential for insolvency and a higher incidence of high yield debt defaults may be experienced.

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The prices of high yield securities and loans have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security or loan owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield instruments and the Fund’s NAV per share. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield debt structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.
Certain investments held by a Fund including high yield securities and loans, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security or loan with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield investment’s value will decrease in a rising interest rate market, as will the Fund’s net assets.
The secondary market for high yield securities and loans may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to accurately value, or dispose of, high yield securities or loans. To the extent the Fund owns or may acquire illiquid or restricted high yield securities or loans, these investments may involve special registration responsibilities, liabilities and costs, liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.
Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities and loans. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor monitors the issuers of high yield securities and loans in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the investments’ liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield securities or loans, the achievement of its investment objective may be more dependent on the Advisor’s credit analysis than would be the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed.
In the course of their investment activities, it may, from time to time, become appropriate for the Fund to participate (whether directly or through the Advisor or one of its affiliates) on a formal or informal creditor committee and/or to participate in litigation or other proceedings in order to seek to preserve, protect and/or enhance an investment. Participation on such committees and/or in any such litigation or proceedings may result in the Fund incurring fees and expenses, including legal fees.
Convertible Securities
The Fund may invest in convertible securities.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other

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securities that also provide an opportunity for equity participation.  These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed-income securities, the price of a convertible security generally varies inversely with interest rates.  While providing a fixed-income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation.  In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse impact on the Fund’s ability to achieve the investment objective.
Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day.
Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stocks. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure.  Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid.  Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board.  Preferred stock also may be subject to optional or mandatory redemption provisions.
Rights and Warrants. The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from

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capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Exchange-Traded Notes
The Fund may invest in exchange-traded notes (“ETNs”). ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.
Certain ETNs may not produce qualifying income for the purpose of the “90% Test” (as defined below under the heading, “Federal Income Taxes”) which must be satisfied in order for the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, however, if one or more ETNs generate more non-qualifying income than expected it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code. Please see the discussion below under the heading “Federal Income Taxes” for more information.
Foreign Currency Transactions
The Fund may invest in foreign currency exchange transactions. Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. Currency risks may be greater in emerging and frontier market countries than in developed market countries.
Foreign Securities
The Fund may make investments in securities of non-U.S. issuers (“foreign securities”). Investments in foreign securities involve certain inherent risks, including the following:
Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of Gross Domestic Product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree,

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through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of portfolio securities denominated in that currency. Such changes will affect the Fund to the extent that the Fund is invested in foreign securities that are denominated in a currency other than the U.S. dollar.
Taxes. The interest and dividends payable to the Fund on certain of the Fund’s foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to the Fund’s shareholders. The Fund may not be eligible to pass through to its respective shareholders any tax credits or deductions with respect to such foreign taxes or withholding.
The extent to which the Fund will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Advisor’s assessment of prevailing market, economic and other conditions.
Illiquid and Restricted Securities
Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit shall be observed continuously In the event that more than 15% of its net assets are invested in illiquid investments, the Fund will make such reports as required under the liquidity risk management program and will seek to reduce its holdings of illiquid investments within a reasonable period of time.
The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

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Restricted securities sold in private placement transactions between issuers and their purchasers are neither listed on an exchange nor traded in other established markets and may be illiquid. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under the Fund’s liquidity risk management programs established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material nonpublic information about an issuer of private placement securities, which may restrict the Fund’s ability to conduct transactions in those securities.
Initial Public Offerings (“IPOs”) and Unseasoned Companies
The Fund may invest in IPOs of common stock or other primary or secondary syndicated offerings of equity securities issued by a corporate issuer.  The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.  IPO securities are subject to market risk and liquidity risk.  The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors.  The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase.  Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small.  The impact of IPOs on the Fund’s performance may tend to diminish as the Fund’s assets grow.  In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
Investment Companies
The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions and for temporary defensive purposes. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear such Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

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The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of money market funds purchased by the Fund, whether or not for temporary defensive purposes, provided that the Fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2341 of the Conduct Rules of FINRA on acquired fund shares (or the Advisor must waive its advisory fees in amount necessary to offset any sales charge, distribution fee or service fee).
The SEC has adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, it imposes conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to the limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs that focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.
As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs’ issuers only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETFs’ issuers.
Real Estate Investment Trusts (“REITs”)
The Fund may invest in securities of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code.  The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.  Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not

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diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.
Master Limited Partnerships
The Fund may invest in publicly traded Master Limited Partnerships (“MLPs”). MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their earnings in distributions. Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price may be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.
Borrowing
The 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.
The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.
Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund will reduce its borrowing amount within three days, if its asset coverage falls below the amount required by the 1940 Act.
Repurchase Agreements
The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund may acquire securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price

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generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.
Reverse Repurchase Agreements
The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions.  Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase the securities at the mutually agreed-upon date and price.  The Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Rule 18f-4 under the 1940 Act permits the Fund to enter into reverse repurchase agreements, provided that the Fund treats the reverse repurchase agreements as either (1) borrowings subject to the asset coverage requirements under the 1940 Act (see “Borrowing” above) or (2) derivatives transactions under Rule 18f-4 (see “Regulation of Derivatives and Certain Other Transactions” below).
The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case.  Conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.  The Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.
Short Sales
The Fund may make short sales of securities. In a short sale, the Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from as little as one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.
The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be

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decreased and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.
The Fund is required to comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered derivatives transactions under Rule 18f-4. See “Regulation of Derivatives and Certain Other Transactions” below.
Loan Assignments and Participations
The Fund will purchase secured and unsecured corporate loans primarily through assignments. The Fund may also purchase such loans through participations or other transfer mechanisms. When the Fund buys a loan through an assignment, it becomes a direct lender to the issuer of such loan, is granted rights under the loan agreement, and assumes only the credit risk associated with the issuer. Loan participations, on the other hand, represent only a right to participate in the repayment of the loan by the corporate borrower. In purchasing participations, the Fund will have a contractual relationship only with the selling institution, and not the corporate borrower. This means the Fund assumes the credit risk of both the corporate borrower and the selling institution. Additionally, the Fund generally will have no right to directly enforce compliance by the borrower with the terms of the commercial loan, nor any rights of set-off against the borrower, nor will it have the right to object to certain changes to the loan agreement agreed to by the selling institution.
In addition, in the event of the insolvency of the selling institution, under the laws of the United States and the states thereof, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the secured loan. Consequently, the Fund may be subject to the credit risk of the selling institution as well as of the borrower. Moreover, the Fund may not directly benefit from the collateral, if any, supporting the related loan and may not be subject to any rights of set-off the borrower has against the selling institution. Certain loans (whether acquired by an assignment or loan participation) may also be governed by the laws of a jurisdiction other than a United States jurisdiction, which may present additional risks as regards the characterization under such laws of such assignment or participation in the event of the insolvency of the selling institution or the borrower.
Interest Rate Swaps
The Short Duration Fund may enter into interest rate swaps for hedging purposes. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified future dates. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.
Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives.  Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.
Currency Swaps
The Short Duration Fund may enter into currency swaps for hedging purposes. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  The Fund may enter into a

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currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect the value of currency swaps.
Regulation of Derivatives and Certain Other Transactions
Rule 18f-4 under the 1940 Act permits the Fund to enter into “derivatives transactions” and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. “Derivatives transactions” include: (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund treats these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Rule 18f-4 permits a fund to enter into derivatives transactions notwithstanding the restrictions under Section 18, provided that the fund either: (1) adopts and implements a derivatives risk management program (“DRMP”), adheres to a limit on leverage risk based on value-at-risk (“VaR”) and complies with board oversight and reporting requirements or (2) satisfies the conditions of the limited derivatives user exception. A fund that is a limited derivatives user is not required to adopt a DRMP, adhere to the VaR limit or comply with the board oversight and reporting requirements. To rely on the limited derivatives user exception, a fund must adopt and implement policies and procedures reasonably designed to manage its derivatives risks and limit its derivatives exposure to 10% of its net assets.
The Fund is classified as a limited derivatives user under Rule 18f-4 under the 1940 Act. As a limited derivatives user the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a shareholder vote.
Short-Term, Temporary, and Cash Investments
The Fund may invest in any of the following securities and instruments:
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Securities” above. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible

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establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s, “Prime-1” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.
U.S. Government Securities
The Fund may invest in U.S. government securities. The term “U.S. government securities” refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, and by various instrumentalities (a government agency organized under federal charter with government supervision) which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. government agencies or U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the investor must look principally to the government agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the government agency or instrumentality does not meet its commitment.

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When-Issued Instruments
The Fund may purchase instruments on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the instrument is thereafter reflected in the Fund’s NAV. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the instrument may be more or less than the purchase price.
Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Regulation of Derivatives and Certain Other Transactions” above.
Special Risks Related to Cyber Security
The Fund and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
INVESTMENT RESTRICTIONS
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
The Fund may not:
1.With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (This restriction does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)
2.Borrow money, except in an amount not to exceed 33 1/3% of the value of its total assets, as permitted under the 1940 Act.

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3.Issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, currency contracts or repurchase transactions, or except as permitted under the 1940 Act.
4.Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
5.Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (This restriction does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)
6.Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
7.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
8.Make loans to others, except as permitted under the 1940 Act.
The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:
1.Invest in any issuer for purposes of exercising control or management.
2.Hold, in the aggregate, more than 15% of its net assets in illiquid investments pursuant to Rule 22e-4 under the 1940 Act.
3.Make any change to its investment policy of investing at least 80% of its net assets in investments suggested by its name without first providing its shareholders with at least 60 days’ prior written notice.
PORTFOLIO TURNOVER
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates.

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The following table provides the Fund’s portfolio turnover rates for the fiscal years shown:

Fiscal Year Ended September 30,
	2025	2024
Short Duration Fund	72%	59%

PORTFOLIO HOLDINGS POLICY
The Advisor and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s annual and semi-annual Certified Shareholder Report on Form N-CSR and in the quarterly holdings report on Part F of Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Additionally, the Fund’s top-ten holdings are posted within ten business days after each month end on the Fund’s website, www.shenkmancapital.com/mutual-funds/.
Pursuant to the Trust’s portfolio holdings disclosure policies, information about the Fund’s portfolio holdings is not distributed to any person unless:
•The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
•The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to USBFS and the Trust’s Board of Trustees, the Advisor, attorneys, auditors or accountants;
•The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer (“CCO”) or his or her designee.
Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include:
•A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
•Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: U.S. Bank Global Fund Services; the Trust’s Board of Trustees; and the Trust’s attorneys and accountants (currently, Sullivan & Worcester LLP (“Sullivan & Worcester”) and Tait, Weller & Baker LLP, respectively), all of which typically receive such information after it is generated.
Additionally, non-public portfolio holdings and/or transaction information is or may be disclosed daily or periodically, in either case with no lag, to the following service providers for the sole purpose of assisting

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the Advisor in carrying out its responsibilities for the Fund: (a) FactSet Research Systems Inc., (b) Electra Information Systems, Inc. (c) SWIFT, (d) Kynex, Inc., (e) Omgeo LLC, (f) DTCC ITP LLC, (g) J.P. Morgan Securities LLC, (h) Advent Software, Inc., (i) Charles River Systems, Inc., and (j) Indus Valley Partners Corp.
Any disclosures to additional parties not described above are made with the prior written approval of either the Trust’s CCO or his or her designee, pursuant to the Trust’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.
The CCO or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders’ interests and those of the Advisor, Distributor or any affiliated person of the Fund. No consideration may be received by the Fund, the Advisor, any affiliate of the Advisor or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.
MANAGEMENT
The overall management of the Trust’s business and affairs is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent, each as defined herein. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their years of birth, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

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Independent Trustees(1)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (1960) 615 E. Michigan Street Milwaukee, WI 53202	Board Chair Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Independent Contractor (February 2025 to present); Partner, QSV Equity Investors, LLC (a privately held investment advisory firm) (February 2019 to February 2025); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately held investment advisory firm) (2002 to 2017).	2	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Michele Rackey (1959) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	2	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

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Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Anne W. Kritzmire (1962) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	Principal Owner of AW Kritzmire Consulting (2021-Present); Business Faculty Lead of Lake Forest Graduate School of Management (2021-Present); Head of Multi-Asset and various other positions of Nuveen Investments (1999-2020).	2	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Lead Independent Director of Thornburg Income Builder Opportunities Trust (a closed end fund) (2020-Present); Trustee, Finance Commissioner, and Acting Treasurer of Village of Long Grove (municipal government) (2017-2025).
Craig B. Wainscott (1961) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	CEO instaCOVER LLC (Specialized insurance/technology company) 2014-2021, and CFO 2021-2023.	2	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee of iMGP Funds (14 Funds) (2024-Present); Independent Trustee and Board Chair of Brandes Investment Trust (6 Funds) (2011-2024); Board Member of Paradigm Project (social venture company) (2010-2020).

Officers

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (1969) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (1971) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).

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Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Richard R. Conner (1982) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Albert Sosa (1970) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since March 2025.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2004 to present).
Joseph R. Kolinsky (1970) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.
Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).

Elaine E. Richards (1968) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since February 2025.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).

*    The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of the Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)The Trust is comprised of numerous active portfolios managed by unaffiliated investment advisors.. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
Additional Information Concerning Our Board of Trustees
The Role of the Board
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operations of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the investment advisers, distributor, administrator, custodian and transfer agent. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to

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discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Governance and Nominating Committee and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Trust Committees,” below. Currently, all of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser in the Trust or with its principal underwriter. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The President and Principal Executive Officer of the Trust is not a Trustee, but rather a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the Funds in the Trust. The Trust has appointed David Mertens, an Independent Trustee, as Board Chair, and he acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chair during executive sessions of the Independent Trustees.
The Board reviews its structure annually. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chair positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks) the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years. They therefore have substantial board

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experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
David G. Mertens. Mr. Mertens has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters. He currently serves as an Independent Contractor. Mr. Mertens previously served as Partner of QSV Equity Investors, LLC, a privately held investment advisory firm, from 2019 to 2025. Mr. Mertens also gained substantial mutual fund experience through his tenure as Managing Director and Vice President of Jensen Investment Management, Inc. (“Jensen”) from 2002 to 2017. Prior to Jensen, Mr. Mertens held various roles in sales and marketing management with Berger Financial Group, LLC from 1995 to 2002, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of its limited purpose broker-dealer, Berger Distributors.
Michele Rackey. Ms. Rackey has substantial experience in mutual funds and investment management through her experience as CEO of Government Employees Benefits Association (GEBA) and also with The ARK Funds. Ms. Rackey is experienced with financial, accounting, investment and regulatory matters and serves as an Audit Committee Financial Expert for the Trust. Ms. Rackey was CEO of GEBA for 17 years and Chief Operating Officer of the ARK Funds for nine years. Ms. Rackey has a BS in Business Administration from the University of Illinois at Chicago and has an MBA from Keller Graduate School of Management in Chicago. Ms. Rackey previously held FINRA series 6, 7 and 63 licenses as well as a Maryland Life and Health License.
Anne W. Kritzmire. Ms. Kritzmire has substantial experience in registered funds and investment management through her experience as Head of Multi-Asset/Solutions Marketing, Managing Director of Closed-End Funds, Managing Director of Channel Marketing, and Director of Customer Insights at Nuveen Investments. Ms. Kritzmire serves as Lead Independent Director on the Board of Directors and is a member of the Audit Committee and Nominating and Governance Committee of the Thornburg Income Builder Opportunities Trust (2020-Present). With respect to the Thornburg Income Builder Opportunities Trust, she is considered to be a qualified financial expert. She has also served on several other boards including as a Trustee, Financial Commissioner, and Acting Treasurer at Village of Long Grove (2017-2025). Ms. Kritzmire has a B.S. in Electrical Engineering from University of Notre Dame and has an MBA in Finance and Marketing from Northwestern University, Kellogg Graduate School of Management. Ms. Kritzmire serves as an Audit Committee Financial Expert for the Trust.
Craig B. Wainscott. Mr. Wainscott has substantial global executive and advisory experience, including his current position as a mutual fund trustee at iMGP Funds and early-stage business advisor. He formerly served as an Independent Trustee and Board Chair of Brandes Investment Trust. He also has extensive C-Suite Leadership, including his position as Chief Executive Officer at Russell Investments Canada for five years, leading a diverse collection of businesses such as mutual funds, institutional funds, consulting, and brokerage. He has also served as CEO at instaCOVER LLC and CFO at The Paradigm Project. Mr. Wainscott continues to serve as Board Advisor at Cadenced Biomedical (an early-stage medical device company). He has also served as a board member for The Paradigm Project. Mr. Wainscott is a

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qualified financial expert, having served as the CFO for two organizations, audit committee member, and is a CFA. Mr. Wainscott serves as an Audit Committee Financial Expert for the Trust.
Trust Committees
The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Governance and Nominating Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Fund’s investment risks. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
The Audit Committee is comprised of all of the Independent Trustees. Ms. Rackey is the Chair of the Audit Committee. The Audit Committee will meet at least once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee met once with respect to the Fund during the fiscal year ended September 30, 2025.
The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC did not meet with respect to the Fund during the fiscal year ended September 30, 2025.
The Governance and Nominating Committee is comprised of all, and only of, the Independent Trustees. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.
The Governance and Nominating Committee meets regularly with respect to the various series of the Trust. The Governance and Nominating Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Wainscott is the Chair of the Governance and Nominating Committee. The Governance and Nominating Committee met twice during the Fund’s fiscal year ended September 30, 2025.

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Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2025.

	Dollar Range of Equity Securities in the Shenkman Capital Short Duration High Income Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Independent Trustees
David G. Mertens	None	Over $100,000
Michele Rackey	None	$50,001 - $100,000
Anne W. Kritzmire	None	None
Craig B. Wainscott	None	None

As of December 31, 2025, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Advisor, the Distributor, or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.
Compensation
Effective January 1, 2026, the Independent Trustees each receive an annual retainer of $116,500 per year allocated among each of the various portfolios comprising the Trust, an additional $7,000 per regularly scheduled Board meeting, and an additional $1,500 for certain special meetings, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Prior to January 1, 2026, the annual retainer was $108,500. The Trust Chair, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee each receive a separate annual fee of $15,000, $10,000, and $5,000, respectively, provided that the separate fee for the Chair of the Audit Committee will be waived if the same individual serves as both Trust Chair and Audit Committee Chair. The Trust has no pension or retirement plan. Set forth below is the compensation received by the Independent Trustees from the Fund for the fiscal year ended September 30, 2025.

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	Aggregate Compensation from the Shenkman Capital Short Duration High Income Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
David G. Mertens	$4,539	$0	$0	$9,078
Joe D. Redwine(3)	$4,348	$0	$0	$8,696
Michele Rackey	$4,341	$0	$0	$8,682
Anne W. Kritzmire	$4,234	$0	$0	$8,468
Craig B. Wainscott	$4,257	$0	$0	$8,514
(1)     For the Fund’s fiscal year ended September 30, 2025.
(2)     There are currently numerous portfolios comprising the Trust. The term “Fund Complex” as used herein includes the Fund and the Shenkman Capital Floating Rate High Income Fund, the shares of which are offered through a separate prospectus and statement of additional information. For the fiscal year ended September 30, 2025, aggregate Independent Trustees’ fees for the Trust were $713,000.
(3)     Effective December 31, 2025, Mr. Redwine has resigned from the Board.

CODES OF ETHICS
The Trust and the Advisor have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Advisor to invest in securities that may be purchased or held by the Fund. The Distributor, as defined below, relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Advisor, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Advisor.

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PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. A copy of the Advisor’s Proxy Voting Policy can be found in Appendix B.
The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1-855-SHENKMAN (1-855-743-6562) and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. For control persons only, if a control person is a company, the table also indicates the control person’s parent, if any, and jurisdiction under the laws of which the control person is organized. The Short Duration Fund’s AmeriVet Class shares had not commenced operations as of December 31, 2025, and therefore no control persons or principal shareholders are shown for this class.
Management Ownership Information. The Short Duration Fund’s AmeriVet Class shares had not commenced operations as of December 31, 2025, and therefore no Trustees or officers of the Trust owned any shares of the AmeriVet Class of the Fund.
THE FUND’S INVESTMENT ADVISOR
Shenkman Capital Management, Inc., 151 West 42nd Street, 29th Floor, New York, New York 10036, acts as investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Mark R. Shenkman is a control person of the Advisor through his controlling ownership interest in the Advisor and as a portfolio manager of the Fund.
In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and payable monthly, based on an annual rate equal to 0.55% of the Short Duration Fund’s average daily net assets. The Advisor oversees the investment advisory services provided to the Fund. For the fiscal period indicated below, the Fund paid the following management fees to the Advisor:

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Short Duration Fund

Fiscal Year Ended September 30,	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Advisor
2025	$9,087,033	$288,719	$59,580	$8,857,894
2024	$10,207,323	$482,885	$30,631	$9,755,069
2023	$8,390,415	$49,094	$7,109	$8,348,430

The Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In addition to the management fees payable to the Advisor, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Fund which insure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the SAI of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.
Though the Fund is responsible for its own operating expenses, the Advisor has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to the limits set forth in the Fees and Expenses of the Fund table of the Prospectus. The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is also contingent upon the Board’s subsequent review

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and ratification of the recouped amounts. Such recoupment may not be paid prior to the applicable Fund’s payment of current ordinary operating expenses.
SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Fund. Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust. Additionally, Fund Services provides Chief Compliance Officer (“CCO”) services to the Trust under a separate agreement. The cost of the CCO services is charged to the Fund and approved by the Board annually.
Pursuant to the Administration Agreement as compensation for its services, for the fiscal years ended September 30 indicated below, the Fund paid the following fees to Fund Services for fund administration and fund accounting services:

Fund	2025	2024	2023
Short Duration Fund	$1,075,155	$1,220,270	$1,023,476

Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.
Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.

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Sullivan & Worcester LLP (“Sullivan & Worcester”), 1251 Avenue of the Americas, 19th Floor, New York, New York 10020, serves as legal counsel to the Trust and provides counsel on legal matters relating to the Fund. Sullivan & Worcester also serves as independent legal counsel to the Board of Trustees.
PORTFOLIO MANAGERS
The Short Duration Fund is managed by Mark R. Shenkman, Justin W. Slatky, Jordan Barrow, Jeffrey Gallo, Nicholas Sarchese and Neil Wechsler. The following tables show the number of other accounts (not including the Fund) managed by each portfolio manager and the total assets in the accounts managed within various categories as of September 30, 2025.
Mark R. Shenkman

Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	1	$132,523,389	0	$0
Other Pooled Investments	19	$7,738,000,282	11	$2,706,766,984
Other Accounts	131	$24,531,698,730	2	$13,022,805
Justin W. Slatky

Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	1	$132,523,389	0	$0
Other Pooled Investments	19	$7,738,000,282	11	$2,706,766,984
Other Accounts	131	$24,531,698,730	2	$13,022,805
Nicholas Sarchese

Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	2	$460,628,931	0	$0
Other Accounts	48	$4,896,984,912	0	$0

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Neil Wechsler

Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	4	$2,032,535,596	1	$251,167,500
Other Accounts	94	$14,798,180,571	0	$0

Jordan Barrow

Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	1	$132,523,390	0	$0
Other Pooled Investments	9	$2,285,522,688	5	$498,008,606
Other Accounts	105	$15,750,929,484	0	$0
Jeffrey Gallo

Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	1	$132,523,389	0	$0
Other Pooled Investments	9	$2,285,522,688	5	$498,008,606
Other Accounts	105	$15,750,929,484	0	$0

Advisor Material Conflicts of Interest.
As a registered investment adviser, Advisor intends to act in good faith in a manner consistent with its duties under applicable law. However, Advisor is subject to various potential or actual conflicts of interest, including those arising from its relationships with its affiliates, which currently and in the future will serve as investment adviser to investment funds, separately managed accounts or similar vehicles. Advisor actively engages, and in the future will engage, in a broad spectrum of activities, including direct investment activities and investment advisory activities, and has extensive investment activities that are independent from, and may from time-to-time conflict or compete with, the investment activities of the Fund. These circumstances could give rise to numerous situations where interests conflict, including, as further noted herein, the investment by different clients of Advisor in the same investment or in different levels of the capital structure of the same issuer, or other dealings involving different clients of the Advisor.

To that end, Advisor has implemented Policies and Procedures Regarding the Identification of Conflicts of Interest, a full copy of which is set forth in the firm’s Compliance Manual. In addition to what is

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already described herein, the particular circumstances described below further illustrate some of the conflicts of interest that may arise. However, there can be no assurance that other conflicts of interest with the potential for adverse effects on clients of the Advisor will not arise.

Advisor is affiliated with Romark Credit Advisors LP (“RCA”), and Romark CLO Advisors LLC (“RCLO”). RCA is registered as an investment adviser with the SEC and RCLO is registered as a relying adviser of RCA. As used herein, the term “Romark” will include RCLO and RCA, as the case may be. Romark’s primary business is to sponsor and provide investment advisory services as a collateral manager to collateralized loan and bond obligations (collectively, “CLOs”, and each such CLO managed by Romark, a “Romark CLO”) and other securitized vehicles. Romark will also implement and manage warehouse or similar facilities established in anticipation of the launch of a Romark CLO. Romark in the future may manage or sub-advise accounts or funds that are not CLOs. These accounts or funds may invest in fixed-income securities, loans, and other instruments, including, without limitation, instruments issued by Romark CLOs or other securitized vehicles, and such accounts or funds may be established for the express purpose of investing in Romark CLOs or other securitized vehicles. Romark, on behalf of the Romark CLOs or other securitized vehicles, may seek to invest in the same or similar types of instruments as Advisor seeks to invest in on behalf of the Fund. Additionally, certain of the Advisor’s shareholders, officers, and/or employees, are shareholders, officers, and/or employees of RCA, while remaining as shareholders, officers, and/or employees of Advisor and thus will act as dual shareholders, officers, and/or employees of Advisor and RCA, and in some instances, are shareholders, officers, and/or employees of all three of Shenkman, RCA, and RCLO. As such, there is a potential conflict of interest as certain of the Advisor’s shareholders, officers, and/or employees will allocate time and resources to Romark that could instead be allocated to the Advisor.

It should be noted that the Advisor’s services to each client, including the Fund, are not exclusive. The Advisor’s employees and affiliates may effect transactions for their own accounts and for the accounts of other clients that differ materially from the advice given, or the time or nature of action taken, with respect to the Fund. Also, it may not always be possible for the same investment positions to be taken or liquidated at the same time or at the same price.

Advisor offers many of its investment strategies through a variety of investment products, including, without limitation, separately managed accounts, private funds (single investor or commingled, including alternative investment funds), CLOs, and other securitized vehicles, and mutual funds. Given the different structures of these products, certain clients of Advisor are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly, a separately managed account client may have more transparency regarding the positions held in its account than would be available to an investor in a fund, and, further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the agreement), at which point the client could take control of the assets and may themselves liquidate the portfolio.

As a result of these differing liquidity and other terms, Advisor may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of instrument by one client could adversely affect the value of the same instrument held in another client’s portfolios. In addition, Advisor has caused, and expects to in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same instrument. These differences in terms and concentration could lead to substantially

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different investment outcomes among clients investing in the same instrument. Advisor seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines, and the Advisor’s judgments with respect to a particular client will at times differ from its judgments for other clients, even when two clients pursue similar investment strategies.

Advisor also acts as investment adviser to clients that have issued debt instruments, and Advisor may enter into similar investment advisory relationships in the future. Such companies may be investors in investment vehicles managed or advised by Advisor, including the Fund, and Advisor may purchase, on behalf of a client, including the Fund, instruments issued by such companies. For the avoidance of doubt, however, Advisor is not obligated to purchase or sell or recommend for purchase or sale for any client any security or other asset that it and its employees and affiliates may purchase or sell for the account of any client or for their own accounts.

Advisor engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients. Advisor invests in all segments of the capital structure of high yield issuers on behalf of its clients, including the Fund, and is not precluded from investing in instruments of a company held in another client, even if such positions may be adverse. The Advisor’s clients have held, and it is expected that in the future they will at times hold, different investments of the same issuer that have different priorities. These investments create conflicts of interest, particularly because Advisor can take certain actions for some clients that can have an adverse effect on other clients (for example, in connection with situations involving restructuring and/or reorganization). For example, certain clients of Advisor may hold senior or subordinated rights relative to other clients, or vice versa. This presents a potential conflict of interest because any action that Advisor were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument, and vice versa, particularly in distressed or default situations. To the extent Advisor or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated. Advisor has adopted procedures and controls reasonably designed to identify and address such conflicts.

Additionally, Advisor and its affiliates may make investments for certain clients that it concludes are inappropriate for other clients. For instance, one client may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments and/or other securities and/or leveraged loans of that issuer are acquired or held long by other clients. Conversely, Advisor may take long positions in the securities of certain issuers for a client, while at the same time those instruments and/or other securities and/or leveraged loans of that issuer are held short in or have been sold out of another client’s account. However, as a general matter, Advisor will not: (i) short an issue in a purely discretionary account where Advisor is long the same issue in another purely discretionary account; and (ii) go long an issue in a purely discretionary account where Advisor is short the same issue in another purely discretionary account, unless the short position is for hedging purposes or is part of a paired trade.

Advisor may share in performance-based compensation and manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance-based fee). In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Advisor and/or its affiliates, employees, officers, shareholders, and directors (including individuals involved in making investment decisions) invests in one or more investment funds managed by Advisor, and such investments may represent a significant portion of each individual’s net worth. Additionally, such investments are concentrated in investment funds from which Advisor and/or certain employees (through ownership interests in affiliates of the Advisor) receive performance-based compensation. Advisor has a

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greater incentive to favor clients that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees.

Advisor will generally allocate investment opportunities among eligible clients pro rata based on each client’s total net asset value, or pursuant to alternative approved methodologies, including, without limitation, pursuant to (i) a target weighting of an account’s concentration in an applicable issue, issuer, industry, credit rating, duration, maturity, cash level, or similar portfolio attribute; (ii) a rotational system; (iii) a random selection of eligible accounts; or (iv) as otherwise approved by the Advisor’s Compliance Department.

A client will generally be presumed to be eligible to participate in an investment opportunity executed on behalf of clients with similar investment objectives, strategies and risk profiles, provided, however, that an eligible client may be excluded from participating in an investment opportunity, or the amount of an eligible client’s allocation may be limited based on, among other things, the client’s investment guidelines, restrictions and specific instructions; legal, regulatory or tax restrictions; portfolio diversification/concentration considerations; and timing of cash flows, account liquidity and cash balances. Allocations are generally adjusted for rounding based on lot size and minimum increment requirements, or as otherwise approved by the Advisor’s Compliance Department. It is the Advisor’s goal to provide individualized treatment and customized solutions to each client. Due to the differences in investment objectives, strategies, guidelines and restrictions, along with the other criteria outlined above, including the availability and relative value of investment opportunities, there will be differences among accounts in invested positions and investments held, and such differences can be meaningful. There are no assurances that each client, including the Fund, will participate in each eligible investment opportunity. In all cases, Advisor seeks to identify and mitigate all conflicts of interest and allocate investments fairly over time and in accordance with its fiduciary duties.

Advisor maintains a general practice of aggregating client trade orders for execution in order to achieve more favorable execution prices by buying or selling investments in greater quantity. Any initial allocations made prior to an order being placed, will be subject to adjustment depending upon, among other considerations, (i) the actual amount purchased or sold (e.g., partially-filled orders; (ii) lot size and minimum increment requirements; and (iii) if the order is a sale transaction, remaining position size by account. Aggregated orders are typically allocated among accounts based upon an average price, with all other transaction costs, if any, shared among the accounts on a fair and reasonable basis. Furthermore, due to the fact that market conditions fluctuate throughout the trading day, Advisor bifurcates the trading day into morning (typically prior to noon) and afternoon trading sessions (typically after noon), and generally aggregates orders generated in the morning trading session separately from orders generated during the afternoon trading session.

As part of its overall compliance program, Advisor has adopted a Code of Ethics (the “Code of Ethics”) that imposes standards of business conduct, including standards and procedures for the detection and prevention of inappropriate personal securities transactions by our employees, and addresses other situations involving conflicts of interest. One of the intentions of the Code of Ethics is to ensure that the personal securities transactions of persons subject to it are conducted in accordance with the following principles: (i) the duty at all times to place the interests of clients first; (ii) the requirement that all personal securities transactions be conducted consistent with the Code of Ethics and in such a manner as to identify and mitigate any conflict of interest and avoid any abuse of an individual’s responsibility and position of trust; (iii) the fundamental standard that our employees not take inappropriate advantage of their positions; and (iv) the duty at all times to comply with applicable state and federal securities laws. The Advisor’s Code of Ethics requires employees to obtain pre-approval for personal securities

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transactions, except with respect to transactions involving municipal bonds, sovereign bonds, treasury bonds, digital coins or tokens (unless such coins or tokens are securitized or part of an Initial Coin Offering (ICO, similar to an IPO), mutual funds or UCITS for which Advisor Group does not serve as investment adviser or sub-adviser, closed-end funds, exchange traded funds (ETFs), unit investment trusts or exchange traded notes (ETNs). ETFs or ETNs whose underlying holdings/assets include securities that would require pre-clearance need to be pre-cleared if the ETF or ETN (i) holds fewer than twenty (20) underlying securities, or (ii) holds any single security that represents more than twenty-five percent (25%) of its total holdings. Advisor permits its employees to engage in personal securities trading, but does not allow them to purchase high yield or “cross over” (i.e., rated investment grade by one rating agency and below investment grade by another rating agency) bonds or loans or to purchase any securities of an issuer that is on the Advisor’s list of approved issuers (the “Approved List”) or an issuer whose securities or loans are otherwise owned by one or more clients of the Advisor. If granted, an approval is generally valid until the close of business on the next business day after such approval is granted. The Code of Ethics also includes a prohibition on insider trading and requires reporting of personal securities accounts, transactions and/or holdings to Advisor’s Compliance Department (subject to certain limited exceptions).

Portfolio Managers’ Compensation. Messrs. Shenkman, Slatky, Barrow, Gallo, Sarchese, and Wechsler serve as co-portfolio managers for the Short Duration Fund. Each portfolio manager receives a fixed base salary and an annual bonus predicated on individual and firm performance. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. Their compensation is not based on the performance of the Fund or the value of assets held in its portfolio.
Securities Owned in the Fund by the Portfolio Managers. As of September 30, 2025, the portfolio managers owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Short Duration Fund
Mark R. Shenkman	$100,000 - $500,000
Justin W. Slatky	$100,000 - $500,000
Nicholas Sarchese	$100,000 - $500,000
Neil Wechsler	$10,001 - $50,000
Jordan Barrow	$100,001 - $500,000
Jeffrey Gallo	None
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts.

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Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Advisor will seek best execution. The full range and quality of services available will typically be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors, including a broker-dealer’s furnishing or supplying of research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as providing other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the FINRA and the SEC.
While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, as amended, weight may also be given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
It is possible that at times identical securities will be acceptable for the Fund and one or more of other client accounts or pooled investment vehicles managed by the Advisor. In such event, the position of the Fund and such client account(s) or pooled investment vehicles in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or pooled investment vehicles seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or pooled investment vehicles simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or pooled investment vehicles in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this methodology could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
During the fiscal years ended September 30, 2025, 2024 and 2023, the Short Duration Fund did not pay brokerage commissions. Additionally, the Advisor did not direct the Fund’s brokerage transactions on the basis of any “soft dollar” arrangements (i.e., using commissions or otherwise directing trade activity to compensate for research services) during the Fund’s fiscal year ended September 30, 2025.

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GENERAL INFORMATION
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would participate pro rata in the net assets of the Fund available for distribution to shareholders.
With respect to the Fund, the Trust may offer more than one class of shares. The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Fund, and has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers Class A, Class C, Class F, AmeriVet Class and Institutional Class shares, all of which are offered in a separate prospectus and SAI (other than the AmeriVet Class).
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.
The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

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The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.
Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
You may purchase shares of the Fund directly from the Fund or from securities brokers, dealers or financial intermediaries (“Financial Intermediary,” collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. Financial Intermediaries may be authorized by the Fund’s principal underwriter to designate other brokers and financial intermediaries to accept orders on the Fund’s behalf. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. An order is deemed to be received when the Fund, a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee accepts the order.
The public offering price of Fund shares is the NAV per share, plus any applicable sales charge (before imposition of a commission, if any, charged by certain financial intermediaries). Shares are purchased at the public offering price next determined after the Transfer Agent receives your purchase request in good order. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your purchase request in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, and (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Advisor and the Board.

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How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary. An order is deemed to be received when the Fund, a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee accepts the order.
Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, the Fund and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.
Redemptions In-Kind
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The Fund has reserved the right to pay the redemption price of its shares in excess of $250,000 or l% of its net asset value either totally or partially, by a distribution in-kind of portfolio securities or loans (instead of cash). The securities or loans so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities or loans to cash. A redemption, whether in cash or in-kind, is a taxable event for you.
The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the Trust protocol of making such distribution by way of a pro rata distribution of

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securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the securities that would not be included in an in-kind distribution include (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933 (the “1933 Act”), as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain Fund assets that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
DETERMINATION OF SHARE PRICE
The NAV of the Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for business. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The NAV is calculated by adding the value of all securities and other assets attributable to the Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).
Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s valuation designee pursuant to procedures adopted by the Advisor. The Board has designated the Advisor as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under the valuation designee’s approved procedures.
Debt securities are similarly valued under the valuation designee’s procedures, which may include independent third-party pricing services. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.
The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.

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In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Fund anticipates that its portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
An option that is written or purchased by the Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Advisor.

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DISTRIBUTIONS AND TAX INFORMATION
Distributions
Distributions from net investment income will generally be made monthly and distributions from net profits from the sale of securities are generally made annually. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.
Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.
Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, has elected and intends to continue to be treated as a regulated investment company under Subchapter M of the Code, and to comply with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (before the deduction for dividends paid) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes in any year. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes in every year. To avoid a nondeductible 4% Federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 of such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Fund.
In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund also must distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s net investment income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

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Net investment income generally consists of interest and dividend income, less expenses. Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. Capital losses sustained and not used in a taxable year may be carried forward indefinitely to offset income of the Fund in future years. At September 30, 2025, the Short Duration Fund had $28,791,563 and $10,555,272 for long-term and short-term capital loss carryover, respectively. For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividend income currently eligible for taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.
Long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time a shareholder held his or her Fund shares. Capital gains distributions are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph. There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions generally are taxable when received or deemed to be received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a liability for the alternative minimum tax of a shareholder who is an individual. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined. Investors should consider that the price of shares in the Fund may reflect the value of an upcoming dividend, which will be taxable to all shareholders of record even though it may represent a partial return of capital in an economic sense.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary dividends paid by a real estate investment trust (“REIT”) and certain income from publicly traded partnerships. Regulations recently adopted by the United States Treasury allow non-corporate shareholders of the Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements, but do not permit any such deduction with respect to publicly traded partnerships.
The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.
Redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon redemption or sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption or sale may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

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Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate set under Section 3406 of the Code, in the case of non-exempt shareholders who fail to furnish the Fund with their Social Security or taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether received in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, estates the income of which is subject to United States federal income taxation regardless of its source, and trusts that are (1) subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) have a valid election in effect under applicable United States Treasury regulations to be treated as United States persons.
The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on the Fund’s ordinary income distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any applicable intergovernmental agreement, withholding under FATCA is required generally with respect to ordinary income distributions from the Fund. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting each Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local or foreign taxation. No rulings with respect to tax matters of the Fund will be sought from the Internal Revenue Service. Sullivan & Worcester has expressed no opinion in respect of the foreign or tax information in the Prospectus.

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DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor in a continuous public offering of the Fund’s shares, provides certain administration services and arranges for the sale of the Fund’s shares through third parties.
The Distribution Agreement continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
For the last three fiscal years ended September 30, 2025, 2024, and 2023, the aggregate amount of underwriting commissions paid to and retained by the Distributor was $0.
MARKETING AND SUPPORT PAYMENTS
The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Advisor to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisor may pay for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund’s shares.
ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism

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Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
FINANCIAL STATEMENTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. The Form N-CSR for the Fund for the fiscal year ended September 30, 2025, is a separate document provided upon request and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.

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APPENDIX A
Commercial Paper Ratings
Moody’s Investors Service, Inc.
Short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings (“S&P”)

Short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

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“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Corporate Bond Ratings
Moody’s Investors Service, Inc.
Long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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S&P Global Ratings (“S&P”)
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

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Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

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APPENDIX B
SHENKMAN CAPITAL MANAGEMENT, INC.
PROXY VOTING POLICY AND PROCEDURES
Set forth below are the policies and procedures of Shenkman with respect to proxy voting. This statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this statement expressly addresses proxy voting, the policies and procedures set forth herein generally apply to any solicitation of votes with respect to holdings in a fully discretionary Client account, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring or bank loan amendments.
I.Statement of Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Shenkman has discretion to vote the proxies of its Clients, it will handle those proxies in the best interest of its Clients and in accordance with this statement.
II.    Proxy Voting Procedures
(a)    Unless stated otherwise in a Client’s investment management agreement or offering documents, Shenkman will instruct each custodian for a discretionary Client account to deliver to Shenkman all proxy solicitation materials received with respect to the account. Shenkman will carefully consider all proxy solicitation materials and other information and facts it deems relevant in determining how to vote a proxy. If appropriate, Shenkman will vote the relevant proxy on behalf of its discretionary Client accounts. On the other hand, Shenkman may refrain from voting a proxy and provide such proxy to the Client to vote. A Portfolio Manager will make all voting decisions on behalf of a discretionary Client account based solely on his/her determination of the best interests of that Client. Shenkman will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.
(b)    Proxies received by Shenkman will be sent to the Portfolio Services Department for processing as follows:
(1)    maintain a record of each proxy received;
(2)    determine which accounts managed by Shenkman hold the security to which the proxy relates;
(3)    forward the proxy to a Portfolio Manager together with a list of accounts that hold the security, the number of votes each account controls (reconciling any duplications), and the date by which Shenkman must vote the proxy in order to allow sufficient time for the completed proxy to be returned to the issuer via the custodian prior to the vote taking place;

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(4)    absent material conflicts (see Section IV), a Portfolio Manager will determine (a) whether it is appropriate to vote the proxy and (b) if appropriate, how Shenkman should vote the proxy. The Portfolio Manager will send its decision to the Portfolio Services Department, which will be responsible either (a) recording that Shenkman will not be voting the proxy or (b) completing the proxy and returning it to issuer and/or the custodian in a timely and appropriate manner.
Shenkman Compliance shall monitor that the Firm’s processing of proxy statements is handled and processed in accordance with this statement.
III.    Voting Guidelines
Shenkman will review all proxy solicitation materials it receives concerning instruments held in a discretionary Client account. Shenkman will evaluate such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Shenkman considers it appropriate and when it is reasonably available.
In the absence of specific voting guidelines from the Client, Shenkman will vote proxies in the best interests of each particular Client, which may result in different voting results for proxies for the same issuer. Shenkman believes that voting proxies in accordance with the following guidelines is in the best interests of its Clients.
Generally, Shenkman will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary Client account whose proxy is solicited because, on balance, the following factors predominate:
(a)    the proposal has a positive economic effect on shareholder value;
(b)    the proposal poses no threat to existing rights of shareholders;
(c)    the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and
(d)    the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.
Generally, Shenkman will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:
(a)    the proposal has a material adverse economic effect on shareholder value;
(b)    the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;
(c)    the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;
(d)    the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

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(e)    the proposal is a shareholder initiative that Shenkman believes wastes time and resources of the company or reflects the grievance of one individual.
Shenkman will ABSTAIN from voting proxies when it believes that it is appropriate. This may occur when, without limitation, Shenkman believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary Client accounts, or Shenkman believes that the cost of voting exceeds the benefit of voting (e.g., Shenkman can abstain where it believes it has a de minimis position or that voting will not have a material impact on the portfolio).
IV.    Conflicts of Interest
Due to the size and nature of Shenkman’s operations and its limited affiliations in the securities industry, Shenkman does not expect that material conflicts of interest will arise between it and a discretionary Client account over proxy voting. Shenkman recognizes, however, that such conflicts may arise from time-to-time, such as, for example, when Shenkman has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Shenkman will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Client. Under no circumstances will Shenkman place its own interests ahead of the interests of its discretionary Client accounts in voting proxies.
If Shenkman determines that the proxy voting policies do not adequately address a material conflict of interest related to a proxy, Shenkman will provide the affected Client with copies of all proxy solicitation materials received by Shenkman with respect to that proxy, notify that Client of the actual or potential conflict of interest, and of Shenkman’s intended response to the proxy request (which response will be in accordance with the policies set forth in this statement), and request that the Client consent to Shenkman’s intended response. If the Client consents to Shenkman’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice (provided that Shenkman has exercised reasonable efforts to obtain the Client’s response), Shenkman will vote the proxy as described in the notice. If the Client objects to Shenkman’s intended response, Shenkman will vote the proxy as directed by the Client.
V.    Proxy Advisors
Compliance must approve the use of any Proxy Advisory Firm or similar proxy research firm. Compliance will evaluate the capacity and competence of such advisory firm prior to engagement and periodically thereafter. Specifically, Compliance will consider whether a Proxy Advisory Firm:
•has sufficient resources;
•has an effective process for seeking input from issuers;
•has adequate disclosures as to its methodologies;
•has adequate policies and procedures to identify clients of interest;
•has adequate processes to identify potential factual errors, incompleteness, or methodological weakness; and
•agrees to notify Shenkman of any organizational or policy changes.
VI.    Disclosure
(a)    Shenkman will disclose in its Form ADV, Part 2A that Clients may contact Shenkman (via e-mail or telephone) in order to obtain information on how Shenkman voted such

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Client’s proxies, and to request a copy of this statement. If a Client requests this information, Shenkman will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about: (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how Shenkman voted the Client’s proxy.
(b)    A concise summary of this statement will be included in Shenkman’s Form ADV, Part 2A, and will be updated whenever these policies and procedures are updated. Shenkman will arrange for a copy of this summary to be sent to all existing Clients as part of its annual distribution of its Form ADV, Part 2A.

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PART C
Shenkman Capital Floating Rate High Income Fund
Shenkman Capital Short Duration High Income Fund

OTHER INFORMATION

Item 28. Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust dated October 18, 2018, was previously filed with the Trust’s Registration Statement on Form N-1A on January 23, 2019, and is incorporated herein by reference.

(b)
Amended and Restated By-Laws dated March 23, 2023, was previously filed with Post-Effective Amendment No. 1125 to the Registration Statement on Form N-1A on March 31, 2023, and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws.

(d)
Investment Advisory Agreement (Short Duration Fund) dated October 30, 2012, was previously filed with Post-Effective Amendment No. 460 to the Registration Statement on Form N-1A on October 30, 2012, and is incorporated herein by reference.

(i)
Amended Schedule A (Floating Rate Fund) dated June 20, 2014, to the Investment Advisory Agreement was previously filed with Post-Effective Amendment No. 617 to the Registration Statement on Form N-1A on October 10, 2014, and is incorporated herein by reference.

(ii)
Amendment to the Investment Advisory Agreement dated October 1, 2017, was previously filed with Post-Effective Amendment No. 811 to the Registration Statement on Form N-1A on January 26, 2018, and is incorporated herein by reference.

(e)
Distribution Agreement dated January 1, 2026 was previously filed with Post-Effective Amendment No. 1184 to the Registration Statement on Form N-1A on January 22, 2026, and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts - not applicable.

(g)
Amended and Restated Custody Agreement (Short Duration Fund) dated December 6, 2012, was previously filed with Post-Effective Amendment No. 474 to the Trust’s Registration Statement on Form N-1A on January 23, 2013, and is incorporated herein by reference.

(i)
Amendment (Floating Rate Fund) dated June 20, 2014, to the Amended and Restated Custody Agreement was previously filed with Post-Effective Amendment No. 617 to the Registration Statement on Form N-1A on October 10, 2014, and is incorporated herein by reference.

(h)	Other Material Contracts

(i)
Fund Administration Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(A)
Amendment (Short Duration Fund) dated September 20, 2012, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 460 to the Registration Statement on Form N-1A on October 30, 2012, and is herein incorporated by reference.

(B)
Amendment (Floating Rate Fund) dated June 20, 2014, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 617 to the Registration Statement on Form N-1A on October 10, 2014, and is incorporated herein by reference.

(C)
Amendment dated May 2022 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 1116 to the Registration Statement on Form N-1A on January 27, 2023, and is incorporated herein by reference.

(D)
Addendum dated December 20, 2024 to the Fund Administration Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 1156 to the Trust's Registration Statement on Form N-1A on January 23, 2025, and is incorporated herein by reference.

(ii)
Transfer Agent Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N‑1A on June 28, 2006, and is incorporated herein by reference.

(A)
Addendum dated March 26, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 282 to the Trust’s Registration Statement on Form N-1A on April 21, 2009, and is incorporated herein by reference.

(B)
Amendment (Short Duration Fund) dated September 20, 2012, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 460 to the Registration Statement on Form N-1A on October 30, 2012, and is incorporated herein by reference.

(C)
Amendment (Floating Rate Fund) dated June 20, 2014, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 617 to the Registration Statement on Form N-1A on October 10, 2014, and is incorporated herein by reference.

(iii)
Fund Accounting Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N‑1A on June 28, 2006, and is incorporated herein by reference.

(A)
Amendment (Short Duration Fund) dated September 20, 2012, to the Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 460 to the Registration Statement on Form N-1A on October 30, 2012, and is incorporated herein by reference.

(B)
Amendment (Floating Rate Fund) dated June 20, 2014, to the Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 617 to the Registration Statement on Form N-1A on October 10, 2014, and is incorporated herein by reference.

(C)
Amendment (Floating Rate and Short Duration Fund) dated October 15, 2014, to the Fund Accounting Servicing Agreement, was previously filed with Post-Effective Amendment No. 691 to the Registration Statement on Form N-1A on January 27, 2016, and is incorporated herein by reference.

(D)
Amendment dated May 2022 to the Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 1116 to the Registration Statement on Form N-1A on January 27, 2023, and is incorporated herein by reference.

(iv)
Amended and Restated Operating Expenses Limitation Agreement dated January 28, 2023 was previously filed with Post-Effective Amendment No. 1116 to the Registration Statement on Form N-1A on January 27, 2023, and is incorporated herein by reference.

(v)	Power of Attorney

(A)
Power of Attorney (Mertens, Rackey, Kritzmire and Wainscott), was previously filed with Post-Effective Amendment No. 1151 to the Trust’s Registration Statement on Form N-1A on August 28, 2024, and is incorporated herein by reference.

(vi)
Amended and Restated Shareholder Servicing Plan (Short Duration Fund) dated March 15, 2013, was previously filed with Post-Effective Amendment No. 508 to the Registration Statement on Form N-1A on May 16, 2013, and is incorporated by reference.

(vii)
Shareholder Servicing Plan (Floating Rate Fund) dated October 23, 2015, was previously filed with Post-Effective Amendment No. 674 to the Registration Statement on Form N-1A on November 9, 2015, and is incorporated herein by reference.

(i)	Legal Opinion

(i)
Opinion of Counsel (Short Duration Fund) dated October 29, 2012, was previously filed with Post-Effective Amendment No. 460 to the Registration Statement on Form N-1A on October 30, 2012, and is incorporated herein by reference.

(ii)
Opinion of Counsel (Floating Rate Fund) dated October 10, 2014, was previously filed with Post-Effective Amendment No. 617 to the Registration Statement on Form N-1A on October 10, 2014, and is incorporated herein by reference.

(j)	Consent of Independent Registered Public Accounting Firm - filed herewith.

(k)	Omitted Financial Statements - not applicable.

(l)
Subscription Agreements dated February 25, 1997, were previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A on February 28, 1997, and are incorporated herein by reference.

(m)
Distribution and Service Plan (Rule 12b-1 Plan) (Short Duration Fund) was previously filed with Post-Effective Amendment No. 460 to the Registration Statement on Form N-1A on October 30, 2012, and is incorporated herein by reference.

(i)
Amended Schedule B to the Distribution and Service Plan (Rule 12b-1 Plan) (Floating Rate Fund) was previously filed with Post-Effective Amendment No. 674 to the Registration Statement on Form N-1A on November 9, 2015, and is incorporated herein by reference.

(n)
Amended and Restated Rule 18f-3 Plan was previously filed with Post-Effective Amendment No. 1137 to the Registration Statement on Form N-1A on January 26, 2024, and is incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.

(i)
Code of Ethics applicable to the Registrant dated October, 2022 was previously filed with Post-Effective Amendment No. 1104 to the Trust’s Registration Statement on Form N-1A on October 27, 2022, and is incorporated herein by reference.

(ii)
Code of Ethics for Advisor dated February 2020 was previously filed with Post-Effective Amendment No. 1002 to the Trust's Registration Statement on Form N-1A on January 28, 2021, and is incorporated herein by reference.

(iii)	Code of Ethics for Access Persons of Quasar Distributors, LLC - Not applicable

Item 29. Persons Controlled by or Under Common Control with Registrant.

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification.

    Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated By-Laws and Paragraph 7 of the Distribution Agreement.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of the Investment Advisor.

Shenkman Capital Management, Inc., located at 151 West 42nd Street, 29th Floor, New York, New York 10036, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser for the Trust’s series: Shenkman Capital Floating Rate High Income Fund and Shenkman Capital Short Duration High Income Fund.
With respect to the Adviser, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-25180), dated January 8, 2026. The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. Abacus FCF ETF Trust
2. Advisor Managed Portfolios
3. Antares Private Credit Fund
4. Capital Advisors Growth Fund, Series of Advisors Series Trust
5. Chase Growth Fund, Series of Advisors Series Trust
6. Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7. Edgar Lomax Value Fund, Series of Advisors Series Trust
8. Huber Large Cap Value Fund, Series of Advisors Series Trust
9. Huber Mid Cap Value Fund, Series of Advisors Series Trust
10. Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11. Huber Small Cap Value Fund, Series of Advisors Series Trust
12. Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13. Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14. Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15. O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16. PIA BBB Bond Fund, Series of Advisors Series Trust
17. PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18. PIA High Yield Fund, Series of Advisors Series Trust
19. PIA MBS Bond Fund, Series of Advisors Series Trust
20. PIA Short-Term Securities Fund, Series of Advisors Series Trust
21. Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22. Poplar Forest Partners Fund, Series of Advisors Series Trust
23. Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24. Pzena International Small Cap Value Fund, Series of Advisors Series Trust

25. Pzena International Value Fund, Series of Advisors Series Trust
26. Pzena Mid Cap Value Fund, Series of Advisors Series Trust
27. Pzena Small Cap Value Fund, Series of Advisors Series Trust
28. Reverb ETF, Series of Advisors Series Trust
29. Scharf ETF, Series of Advisors Series Trust
30. Scharf Global Opportunity ETF, Series of Advisors Series Trust
31. Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
32. Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
33. Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
34. The Aegis Funds
35. Allied Asset Advisors Funds
36. Angel Oak Funds Trust
37. Angel Oak Strategic Credit Fund
38. Brookfield Infrastructure Income Fund Inc.
39. Brookfield Investment Funds
40. Buffalo Funds
41. RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
42. RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
43. RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
44. DoubleLine Funds Trust
45. AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46. AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
47. AAM Crescent CLO ETF, Series of ETF Series Solutions
48. AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49. AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50. AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
51. AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
52. AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
53. AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
54. AAM Transformers ETF, Series of ETF Series Solutions
55. Acquirers Deep Value ETF, Series of ETF Series Solutions
56. Aptus April Buffer, Series of ETF Series Solutions
57. Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
58. Aptus Deferred Income ETF, Series of ETF Series Solutions
59. Aptus Defined Risk ETF, Series of ETF Series Solutions
60. Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
61. Aptus Enhanced Yield ETF, Series of ETF Series Solutions
62. Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
63. Aptus January Buffer ETF, Series of ETF Series Solutions
64. Aptus July Buffer ETF, Series of ETF Series Solutions
65. Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
66. Aptus Large Cap Upside ETF, Series of ETF Series Solutions
67. Aptus October Buffer ETF, Series of ETF Series Solutions
68. Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
69. Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
70. Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
71. BTD Capital Fund, Series of ETF Series Solutions
72. Carbon Strategy ETF, Series of ETF Series Solutions
73. ClearShares OCIO ETF, Series of ETF Series Solutions
74. ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
75. ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
76. Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions
77. Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
78. Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
79. Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
80. ETFB Green SRI REITs ETF, Series of ETF Series Solutions

81. Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
82. Hoya Capital Housing ETF, Series of ETF Series Solutions
83. LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
84. LHA Market State Tactical Q ETF, Series of ETF Series Solutions
85. LHA Risk-Managed Income ETF, Series of ETF Series Solutions
86. McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
87. Opus Small Cap Value ETF, Series of ETF Series Solutions
88. The Acquirers Fund, Series of ETF Series Solutions
89. The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
90. The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
91. U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
92. U.S. Global JETS ETF, Series of ETF Series Solutions
93. U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
94. U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
95. US Vegan Climate ETF, Series of ETF Series Solutions
96. Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
97. Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
98. First American Funds Trust
99. FundX Investment Trust
100. The Glenmede Fund, Inc.
101. The GoodHaven Funds Trust
102. Harding, Loevner Funds, Inc.
103. Hennessy Funds Trust
104. Horizon Funds
105. Hotchkis & Wiley Funds
106. Intrepid Capital Management Funds Trust
107. Jacob Funds Inc.
108. The Jensen Quality Growth Fund Inc.
109. Kirr, Marbach Partners Funds, Inc.
110. Core Alternative ETF, Series of Listed Funds Trust
111. Optimized Equity Income ETF, Series of Listed Funds Trust
112. Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
113. Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
114. LKCM Funds
115. LoCorr Investment Trust
116. MainGate Trust
117. ATAC Rotation Fund, Series of Managed Portfolio Series
118. Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
119. Kensington Active Advantage Fund, Series of Managed Portfolio Series
120. Kensington Defender Fund, Series of Managed Portfolio Series
121. Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
122. Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
123. Kensington Managed Income Fund, Series of Managed Portfolio Series
124. LK Balanced Fund, Series of Managed Portfolio Series
125. Leuthold Core ETF, Series of Managed Portfolio Series
126. Leuthold Core Investment Fund, Series of Managed Portfolio Series
127. Leuthold Global Fund, Series of Managed Portfolio Series
128. Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
129. Leuthold Select Industries ETF, Series of Managed Portfolio Series
130. Muhlenkamp Fund, Series of Managed Portfolio Series
131. Nuance Concentrated Value Fund, Series of Managed Portfolio Series
132. Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
133. Olstein All Cap Value Fund, Series of Managed Portfolio Series
134. Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
135. Port Street Quality Growth Fund, Series of Managed Portfolio Series
136. Prospector Capital Appreciation Fund, Series of Managed Portfolio Series

137. Prospector Opportunity Fund, Series of Managed Portfolio Series
138. Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
139. Reinhart International PMV Fund, Series of Managed Portfolio Series
140. Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
141. Tremblant Global ETF, Series of Managed Portfolio Series
142. Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
143. Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
144. Hood River International Opportunity Fund, Series of Manager Directed Portfolios
145. Hood River New Opportunities Fund, Series of Manager Directed Portfolios
146. Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
147. SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
148. SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
149. SWP Growth & Income ETF, Series of Manager Directed Portfolios
150. Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
151. Mason Capital Fund Trust
152. Matrix Advisors Funds Trust
153. Monetta Trust
154. Nicholas Equity Income Fund, Inc.
155. Nicholas Fund, Inc.
156. Nicholas II, Inc.
157. Nicholas Limited Edition, Inc.
158. Oaktree Diversified Income Fund Inc.
159. Permanent Portfolio Family of Funds
160. Perritt Funds, Inc.
161. Procure ETF Trust II
162. Professionally Managed Portfolios
163. Provident Mutual Funds, Inc.
164. Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
165. Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
166. Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
167. Aquarius International Fund, Series of The RBB Fund, Inc.
168. Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
169. Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
170. Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
171. Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
172. Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
173. Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
174. Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
175. F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
176. F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
177. F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
178. F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
179. F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
180. F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
181. F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
182. F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
183. F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
184. F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
185. F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
186. F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
187. F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
188. F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
189. F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
190. F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
191. F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
192. F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.

193. F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
194. F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
195. F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
196. F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
197. Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
198. Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
199. Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
200. Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
201. Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
202. Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
203. Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
204. Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
205. Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
206. MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
207. Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
208. Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
209. SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
210. SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
211. SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
212. SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
213. SGI Global Equity Fund, Series of The RBB Fund, Inc.
214. SGI Peak Growth Fund, Series of The RBB Fund, Inc.
215. SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
216. SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
217. SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
218. SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
219. WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
220. WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
221. The RBB Fund Trust
222. RBC Funds Trust
223. Rockefeller Municipal Opportunities Fund
224. SEG Partners Long/Short Equity Fund
225. Series Portfolios Trust
226. Thompson IM Funds, Inc.
227. Tortoise Capital Series Trust
228. Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
229. Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
230. CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
231. CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
232. CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
233. CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
234. RiverPark Strategic Income Fund, Series of Trust for Professional Managers
235. Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
236. Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
237. Jensen Quality MidCap Fund, Series of Trust for Professional Managers
238. Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
239. Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
240. Wall Street EWM Funds Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	Shenkman Capital Management, Inc. 151 West 42nd Street, 29th Floor New York, NY 10036
Registrant’s Distributor	Quasar Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

    Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 1187 to its Registration Statement and has duly caused this Post-Effective Amendment No. 1189 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on January 27, 2026.

Advisors Series Trust

By: /s/ Jeffrey T. Rauman
Jeffrey T. Rauman
President and Principal Executive Officer

    Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

David G. Mertens*	Trustee	January 27, 2026
David G. Mertens

Michele Rackey*	Trustee	January 27, 2026
Michele Rackey

Anne W. Kritzmire*	Trustee	January 27, 2026
Anne W. Kritzmire

Craig B. Wainscott*	Trustee	January 27, 2026
Craig B. Wainscott

/s/ Kevin Hayden	Treasurer, Vice President and	January 27, 2026
Kevin Hayden	Principal Financial Officer

/s/ Jeffrey T. Rauman	President and Principal Executive Officer	January 27, 2026
Jeffrey T. Rauman

*By: /s/ Jeffrey T. Rauman
Jeffrey T. Rauman Attorney-In Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.

Consent of Independent Registered Public Accounting Firm	EX.99.j